EXHIBIT 10.1

                                                                       EXECUTION
                                                                     COUNTERPART


                        3-YEAR REVOLVING CREDIT AGREEMENT

                            dated as of June 21, 2002

                                      among

                           DOLLAR GENERAL CORPORATION
                                   as Borrower


                  THE LENDERS FROM TIME TO TIME PARTIES HERETO


                           CREDIT SUISSE FIRST BOSTON
                              as Syndication Agent

                          KEYBANK NATIONAL ASSOCIATION
                       and U.S. BANK NATIONAL ASSOCIATION
                           as Co-Documentation Agents

                                       and

                                  SUNTRUST BANK
                             as Administrative Agent









================================================================================

                   SUNTRUST ROBINSON HUMPHREY CAPITAL MARKETS,
                  a division of SunTrust Capital Markets, Inc.,
                              as Sole Lead Arranger


                                TABLE OF CONTENTS
                                                                                                               Page
ARTICLE I                  DEFINITIONS; CONSTRUCTION..............................................................1
         Section 1.1.      Definitions............................................................................1
         Section 1.2.      Classifications of Loans and Borrowings...............................................23
         Section 1.3.      Accounting Terms and Determination....................................................23
         Section 1.4.      Terms Generally.......................................................................24

ARTICLE II                 AMOUNT AND TERMS OF THE COMMITMENTS...................................................24
         Section 2.1.      General Description of Facilities.....................................................24
         Section 2.2.      Revolving Loans.......................................................................24
         Section 2.3.      Procedure for Revolving Borrowings....................................................25
         Section 2.4.      Swingline Loans.......................................................................25
         Section 2.5.      Procedure for Swingline Borrowings....................................................25
         Section 2.6.      Funding of Revolving Borrowings.......................................................27
         Section 2.7.      Interest Elections for Revolving Borrowings...........................................27
         Section 2.8.      Optional Reduction and Termination of Commitments.....................................28
         Section 2.9.      Repayment of Loans....................................................................29
         Section 2.10.     Evidence of Indebtedness..............................................................29
         Section 2.11.     Optional Prepayments..................................................................30
         Section 2.12.     Mandatory Prepayments and Commitment Reductions.......................................30
         Section 2.13.     Interest on Loans.....................................................................32
         Section 2.14.     Fees..................................................................................33
         Section 2.15.     Computation of Interest and Fees......................................................34
         Section 2.16.     Inability to Determine Interest Rates.................................................34
         Section 2.17.     Illegality............................................................................34
         Section 2.18.     Increased Costs.......................................................................35
         Section 2.19.     Funding Indemnity.....................................................................36
         Section 2.20.     Taxes.................................................................................36
         Section 2.21.     Payments Generally; Pro Rata Treatment; Sharing of Set-offs...........................38
         Section 2.22.     Mitigation of Obligations.............................................................40
         Section 2.23.     Letters of Credit.....................................................................40

ARTICLE III                CONDITIONS PRECEDENT TO LOANS AND LETTERS OF CREDIT...................................45
         Section 3.1.      Conditions To Effectiveness...........................................................45
         Section 3.2.      Each Credit Event.....................................................................48
         Section 3.3.      Delivery of Documents.................................................................49

ARTICLE IV                 REPRESENTATIONS AND WARRANTIES........................................................49
         Section 4.1.      Existence; Power......................................................................49
         Section 4.2.      Organizational Power; Authorization...................................................49
         Section 4.3.      Governmental Approvals; No Conflicts..................................................49
         Section 4.4.      Financial Statements..................................................................50
         Section 4.5.      Litigation and Environmental Matters..................................................50
         Section 4.6.      Compliance with Laws..................................................................50


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
                               Table of Contents
                               -----------------
                                  (continued)

         Section 4.7.      Investment Company Act, Etc...........................................................51
         Section 4.8.      Taxes.................................................................................51
         Section 4.9.      Margin Regulations....................................................................51
         Section 4.10.     ERISA.................................................................................51
         Section 4.11.     Ownership of Property.................................................................52
         Section 4.12.     Insurance.............................................................................53
         Section 4.13.     Disclosure............................................................................53
         Section 4.14.     Labor Relations.......................................................................54
         Section 4.15.     Status of Certain Agreements and Other Matters........................................54
         Section 4.16.     Subsidiaries..........................................................................55

ARTICLE V                  AFFIRMATIVE COVENANTS.................................................................55
         Section 5.1.      Financial Statements and Other Information............................................55
         Section 5.2.      Notices of Material Events............................................................57
         Section 5.3.      Existence; Conduct of Business........................................................58
         Section 5.4.      Compliance with Laws, Etc.............................................................58
         Section 5.5.      Payment of Taxes and Other Obligations................................................58
         Section 5.6.      Books and Records.....................................................................58
         Section 5.7.      Visitation, Inspection, Etc...........................................................58
         Section 5.8.      Maintenance of Properties; Insurance..................................................59
         Section 5.9.      Use of Proceeds and Letters of Credit.................................................59
         Section 5.10.     Additional Subsidiaries...............................................................59
         Section 5.11.     Further Assurances....................................................................60

0ARTICLE VI                FINANCIAL COVENANTS...................................................................60
         Section 6.1.      Funded Debt to EBITDAR Ratio..........................................................60
         Section 6.2.      EBITR to Interest and Rents Ratio.....................................................60
         Section 6.3.      Asset Coverage Ratio..................................................................61
         Section 6.4.      Consolidated Net Worth................................................................61
         Section 6.5.      Capital Expenditures..................................................................61

ARTICLE VII                NEGATIVE COVENANTS....................................................................61
         Section 7.1.      Indebtedness..........................................................................61
         Section 7.2.      Liens.................................................................................63
         Section 7.3.      Fundamental Changes...................................................................63
         Section 7.4.      Investments, Loans, Etc...............................................................64
         Section 7.5.      Restricted Payments...................................................................65
         Section 7.6.      Sale of Assets........................................................................66
         Section 7.7.      Transactions with Affiliates..........................................................66
         Section 7.8.      Restrictive Agreements................................................................67
         Section 7.9.      Sale and Leaseback Transactions.......................................................67
         Section 7.10.     Acquisitions..........................................................................67
         Section 7.11.     Hedging Transactions..................................................................67

                               Table of Contents
                               -----------------
                                  (continued)

         Section 7.12.     Actions Relating to Indenture and Senior Notes........................................68
         Section 7.13.     Accounting Changes....................................................................68

ARTICLE VIII               EVENTS OF DEFAULT.....................................................................68
         Section 8.1.      Events of Default.....................................................................68

ARTICLE IX                 THE ADMINISTRATIVE AGENT..............................................................71
         Section 9.1.      Appointment of Administrative Agent; Status of Issuing Bank...........................71
         Section 9.2.      Nature of Duties of Administrative Agent..............................................72
         Section 9.3.      Lack of Reliance on the Administrative Agent..........................................72
         Section 9.4.      Certain Rights of the Administrative Agent............................................73
         Section 9.5.      Reliance by Administrative Agent......................................................73
         Section 9.6.      The Administrative Agent in its Individual Capacity...................................73
         Section 9.7.      Successor Administrative Agent........................................................74

ARTICLE X                  MISCELLANEOUS.........................................................................74
         Section 10.1.     Notices...............................................................................74
         Section 10.2.     Waiver; Amendments....................................................................76
         Section 10.3.     Expenses; Indemnification.............................................................77
         Section 10.4.     Successors and Assigns................................................................78
         Section 10.5.     Governing Law; Jurisdiction; Consent to Service of Process............................80
         Section 10.6.     WAIVER OF JURY TRIAL..................................................................81
         Section 10.7.     Right of Setoff.......................................................................81
         Section 10.8.     Counterparts; Integration.............................................................82
         Section 10.9.     Survival..............................................................................82
         Section 10.10.    Severability..........................................................................82
         Section 10.11.    Confidentiality.......................................................................82
         Section 10.12.    Interest Rate Limitation..............................................................83


EXHIBITS
--------
Exhibit A-1           Form of Revolving Credit Note
Exhibit A-2           Form of Swingline Note
Exhibit B             Form of Assignment and Acceptance
Exhibit C             Form of Guaranty Agreement
Exhibit D             Form of Contribution Agreement
Exhibit 2.3           Form of Notice of Revolving Borrowing
Exhibit 2.5           Form of Notice of Swingline Borrowing
Exhibit 2.9           Form of Continuation/Conversion
Exhibit 2.23          Form of LC Notice

                               Table of Contents
                               -----------------
                                  (continued)
SCHEDULES:
----------
Schedule 1.1-A        Applicable Margins and Applicable Percentages
Schedule 1.1-B        Mortgaged Non-Retail Properties
Schedule 1.1-C        Mortgaged Retail Properties
Schedule 4.1          Subsidiaries Not Qualified or in Good Standing
Schedule 4.5          Litigation and Environmental Matters
Schedule 4.10         ERISA Exceptions
Schedule 4.14         Subsidiaries
Schedule 7.1          Existing Indebtedness
Schedule 7.2          Existing Liens
Schedule 7.4          Existing Investments

                        3-YEAR REVOLVING CREDIT AGREEMENT
                        ---------------------------------

     THIS 3-YEAR REVOLVING CREDIT AGREEMENT (this "Agreement") is made and entered into as of June 21, 2002, by and among DOLLAR GENERAL CORPORATION, a Tennessee corporation (the "Borrower"), the several banks and other financial institutions from time to time party hereto (the "Lenders"), SUNTRUST BANK, in its capacities as Issuing Bank (the "Issuing Bank"), and as Administrative Agent (the "Administrative Agent"), and Collateral Agent (the "Collateral Agent") for the Lenders, CREDIT SUISSE FIRST BOSTON, as Syndication Agent for the Lenders (the "Syndication Agent"), and KEYBANK NATIONAL ASSOCIATION and U.S. BANK
NATIONAL ASSOCIATION, as Co-Documentation Agents for the Lenders (the "Co-Documentation Agents").

                              W I T N E S S E T H:
                              --------------------

     WHEREAS,   the  Borrower  has  requested  that  the  Lenders   establish  a
$300,000,000 revolving credit facility in favor of the Borrower; and

     WHEREAS, subject to the terms and conditions of this Agreement, the Lenders severally, to the extent of their respective Commitments as defined herein, are willing to establish the requested revolving credit facility in favor of the Borrower;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Borrower, the Lenders and the Administrative Agent agree as follows:

                                   ARTICLE I

                            DEFINITIONS; CONSTRUCTION
                            -------------------------

     Section 1.1.  Definitions.  In addition to the other terms defined  herein,
                   -----------
the following terms used herein shall have the meanings herein specified (to be equally applicable to both the singular and plural forms of the terms defined):

     "Acquisition" shall mean the acquisition by any of the Borrower or its Subsidiaries of any of the following: (i) the controlling interest in any Person, (ii) the capital stock or other equity securities or ownership interests in any Subsidiary not already owned by the Borrower or any of its Subsidiaries, and (iii) all or substantially all of the assets of any Person or a division, line of business, or business segment of any Person.

     "Adjusted LIBO Rate" shall mean, with respect to each Interest Period for a Eurodollar Borrowing, the rate per annum obtained by dividing (i) LIBOR for such Interest Period by (ii) a percentage equal to 1.00 minus the Eurodollar Reserve Percentage.

     "Administrative Agent" shall have the meaning assigned to such term in the opening paragraph hereof.

     "Administrative Questionnaire" shall mean, with respect to each Lender, an administrative questionnaire in the form prepared by the Administrative Agent and submitted to the Administrative Agent duly completed by such Lender.

     "Affiliate" shall mean, as to any Person, any other Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such Person. For purposes of this definition, "Control" shall mean the power, directly or indirectly, either to (i) vote 10% or more of securities having ordinary voting power for the election of directors (or persons performing similar functions) of a Person or (ii) direct or cause the direction of the management and policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. The terms "Controlling", "Controlled by", and "under common Control with" have meanings correlative thereto.

     "Aggregate Revolving Commitment Amount" shall mean the amount of the Aggregate Revolving Commitments in effect from time to time. On the Closing Date, the Aggregate Revolving Commitment Amount equals $300,000,000.

     "Aggregate Revolving Commitments" shall mean at any time, collectively, all Revolving Commitments of all Lenders in effect at such time.

     "Agreement" shall mean this 3-Year Revolving Credit Agreement, as the same may be amended, restated, and supplemented from time to time.

     "Applicable Lending Office" shall mean, for each Lender and for each Type of Loan, the "Lending Office" of such Lender (or an Affiliate of such Lender) designated for such Type of Loan in the Administrative Questionnaire submitted by such Lender or such other office of such Lender (or an Affiliate of such Lender) as such Lender may from time to time specify to the Administrative Agent and the Borrower as the office through which its Loans of such Type are to be made and maintained.

     "Applicable Margin" shall mean, with respect to all Loans outstanding on any date, the percentage per annum determined by reference to the applicable Debt Rating in effect on such date with respect to Eurodollar Loans as set forth on the Pricing Grid. Notwithstanding the above, if (i) the Moody's Rating and the S&P Rating shall fall within different Levels of the Pricing Grid, the lower of the two different Levels will apply, or (ii) either S&P or Moody's shall cease to have its applicable Debt Rating in effect, then the remaining Debt Rating shall apply, or (iii) both S&P and Moody's shall cease to have an applicable Debt Rating in effect, then the Borrower and the Administrative Agent shall negotiate in good faith to amend the Pricing Grid (which amendment shall require the consent of each of the Lenders) to reflect the unavailability of the Debt Ratings from such rating agencies, provided, however that, pending the effectiveness of any such amendment, the applicable Debt Rating for purposes of determining the Applicable Margin shall be Level VI. A change in the Applicable Margin resulting from a change in the Debt Rating shall be effective on the day on which either Moody's or S&P changes its Debt Rating and shall continue until the day prior to the day that a further change by either Moody's or S&P becomes effective.

     "Applicable Percentage" shall mean, with respect to the Facility Fee, as of any date, the percentage per annum determined by reference to the applicable Debt Rating as set forth on the Pricing Grid. Notwithstanding the above, if (i) the Moody's Rating and the S&P Rating shall fall within different Levels of the Pricing Grid, the lower of the two different Levels will apply, or (ii) either S&P or Moody's shall cease to have its applicable Debt Rating in effect, then the remaining Debt Rating shall apply, or (iii) both S&P and Moody's shall cease to have an applicable Debt Rating in effect, then the Borrower and the Administrative Agent shall negotiate in good faith to amend the Pricing Grid (which amendment shall require the consent of each of the Lenders) to reflect the unavailability of the Debt Ratings from such rating agencies; provided,
                                                                       --------
however,  that, pending the effectiveness of any such amendment,  the applicable
-------
Debt Rating for purposes of determining the Applicable Percentage shall be Level
VI. A change in the Applicable Percentage resulting from a change in the Debt Rating shall be effective on the day on which either Moody's or S&P changes its Debt Rating and shall continue until the day prior to the day that a further change by either Moody's or S&P becomes effective.

     "Apportioned Amount" shall mean, with respect to any Net Proceeds, an amount equal to the pro rata share of such Net Proceeds based on the Aggregate Revolving Commitment Amount then in effect under this Agreement and the "Aggregate Commitment Amount" then in effect under the 364-Day Credit Agreement.

     "Approved Fund" means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business, that is administered or managed by (i) a Lender, (ii) an Affiliate of a Lender or (iii) an entity or an Affiliate of an entity that administers or manages a Lender, and that in any case has been approved by the Administrative Agent and the Issuing Bank hereunder.

     "Asset Coverage Ratio" shall mean, as of any date, the ratio of (i) Eligible Inventory as of such date to (ii) Consolidated Funded Debt as of such date.

     "Assignment and Acceptance" shall mean an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 10.4(b)) and accepted by the Administrative Agent, in the
            ----------------
form  of  Exhibit  B  attached   hereto  or  any  other  form  approved  by  the
          ----------
Administrative Agent.

     "Availability Period" shall mean the period from the Closing Date to the Revolving Commitment Termination Date.

     "Base Rate" shall mean the higher of (i) the per annum rate which the Administrative Agent publicly announces from time to time to be its prime lending rate, as in effect from time to time, and (ii) the Federal Funds Rate, as in effect from time to time, plus one-half of one percent (0.50%) per annum. The Administrative Agent's prime lending rate is a reference rate and does not necessarily represent the lowest or best rate charged to customers. The Administrative Agent may make commercial loans or other loans at rates of interest at, above or below the Administrative Agent's prime lending rate. Each change in the Administrative Agent's prime lending rate shall be effective from and including the date such change is publicly announced as being effective.

     "Borrower" shall have the meaning assigned to such term in the introductory paragraph hereof.

     "Borrowing" shall mean a borrowing consisting of (i) Loans of the same Class and Type, made, converted or continued on the same date and, in case of Eurodollar Loans, as to which a single Interest Period is in effect or (ii) a Swingline Loan.

     "Business Day" shall mean (i) any day other than a Saturday, Sunday or other day on which commercial banks in Atlanta, Georgia are authorized or required by law to close, and (ii) if such day relates to a Borrowing of, a payment or prepayment of principal or interest on, a conversion of or into, or an Interest Period for, a Eurodollar Loan or a notice with respect to any of the foregoing, any day on which dealings in Dollars are carried on in the London interbank market.

     "Capital  Expenditures" shall mean, for any period and without duplication,
(i) the additions to property, plant and equipment and other capital expenditures of the Borrower and its Subsidiaries that are (or would be) set forth on a consolidated statement of cash flows of the Borrower for such period prepared in accordance with GAAP, and (ii) Capital Lease Obligations incurred by the Borrower and its Subsidiaries during such period.

     "Capital Lease Obligations" of any Person shall mean all obligations of such Person to pay rent or other amounts under any lease (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

     "Change in Control" shall mean the occurrence of one or more of the following events: (i) any sale, lease, exchange or other transfer (in a single transaction or a series of related transactions) of all or substantially all of the assets of the Borrower to any Person or "group" (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder in effect on the date hereof), (ii) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or "group" (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) acting in concert acquiring beneficial ownership of 30% or more of the outstanding shares of the voting stock of the Borrower; (iii) during any period of 12 consecutive calendar months, Continuing Directors shall cease to constitute a majority of the board of directors of the Borrower, or (iv) any event or condition shall occur or exist which, pursuant to the terms of any change of control provision, requires or permits the holder(s) of Indebtedness of any Loan Party which individually or in the aggregate is equal to or exceeds $10,000,000 to require that such Indebtedness be redeemed, repurchased, defeased, prepaid or repaid, in whole or in part, or the maturity of such Indebtedness to be accelerated in any respect.

     "Change in Law" shall mean (i) the adoption of any applicable law, rule or regulation after the date of this Agreement, (ii) any change in any applicable law, rule or regulation, or any change in the interpretation or application thereof, by any Governmental

Authority after the date of this Agreement, or (iii) compliance by any Lender (or its Applicable Lending Office) or the Issuing Bank (or for purposes of
Section 2.18(b), by such Lender's or the Issuing Bank's holding company, if applicable) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

     "Class", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans or Swingline Loans, and when used in reference to any Commitment, refers to whether such Commitment is a Revolving Commitment or a Swingline Commitment.

     "Closing Date" shall mean the date on which the conditions precedent set forth in Section 3.1 and Section 3.2 have been satisfied or waived in accordance
         -----------     -----------
with Section 10.2.
     ------------

     "Code" shall mean the Internal Revenue Code of 1986, as amended and in effect from time to time.

     "Collateral" shall mean, collectively, the Mortgaged Properties and all other collateral described from time to time in the Security Documents.

     "Collateral Agent" shall mean SunTrust Bank, in its capacity as collateral agent for the Lenders under the Security Documents.

     "Collateral Documents" shall mean, collectively, the Mortgages, the Environmental Indemnity Agreement, the UCC Financing Statements, the owners' affidavits in respect of the Mortgaged Properties, and all other instruments, agreements and documents executed and delivered by any of the Borrower and the Guarantors pursuant to the requirements of this Agreement, or the Mortgages in respect of the Collateral, whether pursuant to Section 3.1, Section 5.10,
Section 5.11 or otherwise.

     "Commitment" shall mean a Revolving Commitment or a Swingline Commitment or any combination thereof (as the context shall permit or require).

     "Consolidated Adjusted Funded Debt" shall mean, as of any date of determination for the Borrower and its Subsidiaries on a consolidated basis, the sum of (i) Consolidated Funded Debt as of such date and, (ii) without duplication, (A) the present value (determined based on a discount rate of ten percent (10%) in accordance with discounted present value analytical technology) as of such date, of all remaining payments due under leases and financing obligations (excluding capital leases already included in the calculation of Consolidated Funded Debt), whether for retail stores, distribution centers, administrative office space, furniture, fixtures, equipment, or other tangible assets, and (B) all other Off-Balance Sheet Liabilities, in each case determined on a consolidated basis in accordance with GAAP.

     "Consolidated EBITDAR" shall mean, for the Borrower and its Subsidiaries for any period, an amount equal to the sum of (i) Consolidated EBITR for such period, and (ii) to the extent deducted in determining Consolidated Net Income for such period, depreciation and amortization for such period, in each case determined on a consolidated basis in accordance with GAAP.

     "Consolidated EBITR" shall mean, for the Borrower and its Subsidiaries for any period, an amount equal to the sum of (i) Consolidated Net Income for such period, plus (ii) to the extent deducted in determining the Consolidated Net Income for such period (x) Consolidated Interest Expense, (y) income tax expense, and (z) Consolidated Rent Expense, in each case determined on a consolidated basis in accordance with GAAP.

     "Consolidated Funded Debt" shall mean, as of any date of determination, all outstanding Indebtedness of the Borrower and its Subsidiaries on a consolidated basis (other than in respect of commercial letters of credit and Indebtedness of the types described in clauses (x) and (xi) of the definition of the term Indebtedness), including without limitation, all Obligations and all "Obligations" as such term is defined in the 364-Day Credit Agreement.

     "Consolidated Interest Expense" shall mean, for the Borrower and its Subsidiaries for any period, determined on a consolidated basis in accordance with GAAP, the sum of (i) total interest expense (net of interest income), including without limitation, the interest component of any payments in respect of capital leases capitalized or expensed during such period (whether or not actually paid during such period, and any program costs incurred in respect of any accounts receivable securitization or other financing arrangement), plus
(ii) the net amount payable (or minus the net amount receivable) with respect to Hedging Obligations during such period (whether or not actually paid or received during such period).

     "Consolidated Net Income" shall mean, for any period, the net income or loss of the Borrower and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be
                                                 --------
excluded (i) the income of any Person (other than the Borrower) in which any other Person (other than the Borrower or any Subsidiary) owns an equity interest in excess of 10%, except to the extent of the amount of dividends or other distributions actually paid to the Borrower or any of the Subsidiaries during such period, (ii) any extraordinary items of gain or loss, and (iii) the income or loss of any Person or business accrued prior to the date such Person or business is included in the results of operations of the Borrower and its Subsidiaries, in each case as determined on a consolidated basis in accordance with GAAP.

     "Consolidated Net Worth" shall mean, as of any date of determination, the shareholders' equity of the Borrower, as set forth or reflected on the most recent consolidated balance sheet of the Borrower prepared in accordance with GAAP, but excluding any redeemable preferred stock.

     "Consolidated Rent Expense" shall mean, for the Borrower and its Subsidiaries for any period, the aggregate amount of all rental payments (including both minimum and contingent rents) during such period in respect of all lease agreements and financing obligations (excluding any amounts in respect of capital leases or financing obligations included in the calculation of Consolidated Interest Expense for such period), whether for retail stores, distribution centers, administrative office space, furniture, fixtures, equipment, or other tangible assets.

     "Contractual Obligation" of any Person shall mean any provision of any security issued by such Person or of any agreement, instrument or undertaking under which such Person is obligated or by which it or any of the property in which it has an interest is bound.

     "Contribution Agreement" shall mean that certain Contribution Agreement dated as of the date of this Agreement executed by the Borrower, the Guarantors, and the Administrative Agent substantially in the form of Exhibit D, as the same
                                                          ---------
may be amended, restated or supplemented from time to time.

     "Continuing  Directors"  shall mean,  with  respect to any period of twelve
(12) consecutive calendar months, any member of the board of directors of the Borrower who (a) was a member of such board of directors on the first day of such period or (b) was nominated for election or elected to such board of directors with the approval of a majority of the Continuing Directors who were members of such board of directors at the time of such nomination or election.

     "DGI" shall mean Dollar General Investment, Inc., a Delaware corporation that is a direct wholly owned Subsidiary of the Borrower, together with its successors and permitted assigns.

     "DGI Loans" shall mean, collectively, the intercompany loans made by DGI to the Mortgagors (other than the Borrower) from the proceeds of the initial Loans under the Related Revolving Credit Facilities in an aggregate principal amount not to exceed $320,000,000 for the purpose of providing funds for refinancing and replacing the outstanding Indebtedness under the Existing Synthetic Leases encumbering the Mortgaged Properties, which intercompany loans (i) provide by their terms that (x) no principal payments on such intercompany loans are to be made during any time that any Obligations remain outstanding, or any Commitments remain in effect, under either of the Related Revolving Credit Facilities without the prior written consent of the Required Lenders, (y) the principal amounts of such intercompany loans shall be deemed paid and satisfied, on a dollar-for-dollar basis, in an amount equal to any payments of principal amounts of the Obligations outstanding under either of the Related Revolving Credit Facilities made by the respective Mortgagors pursuant to the requirements of any Guarantees given by such Mortgagors in respect of such Obligations, and (z) payment of such intercompany loans are subordinated to the prior payment in full of all Obligations of the Mortgagors under their respective Guarantees given in respect of the Obligations under the Related Revolving Credit Facilities, on terms and conditions satisfactory to the Administrative Agent, and (ii) shall otherwise be on terms and conditions satisfactory to the Administrative Agent.

     "Debt Rating" shall mean the Moody's Rating and the S&P's Rating, as the case may be.

     "Default" shall mean any condition or event that, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

     "Default  Interest" shall have the meaning assigned to such term in Section
                                                                         -------
2.13(b).
-------

     "Development Authority" shall mean the Industrial Development Authority of Davidson County.

     "Dollar(s)" and the sign "$" shall mean lawful money of the United States of America.

     "Eligible  Assignee"  means (i) a Lender;  (ii) an  Affiliate  of a Lender;
(iii) an Approved Fund; and (iv) any other Person (other than a natural Person) approved by the Administrative Agent, the Issuing Bank, and unless an Event of Default has occurred and is continuing, the Borrower (each such approval not to be unreasonably withheld or delayed). If the consent of the Borrower to an assignment to an Eligible Assignee is required hereunder, the Borrower shall be deemed to have given its consent five Business Days after the date notice thereof has actually been delivered by the assigning Lender (through the Administrative Agent) to the Borrower, unless such consent is expressly refused by the Borrower prior to such fifth Business Day.

     "Eligible Inventory" shall mean inventory of the Borrower and its Subsidiaries valued at the lower of cost or market, with cost determined using the retail last-in, first-out method, all as properly reflected on the Borrower's consolidated balance sheet and otherwise determined in accordance with GAAP.

     "Environmental Indemnity Agreement" shall mean the Hazardous Materials Indemnity Agreement dated as of June 21, 2002 executed by the Borrower and certain of the Guarantors in favor of the Collateral Agent and the Lenders, as the same may be amended, restated and supplemented from time to time.

     "Environmental  Laws"  shall  mean all  laws,  rules,  regulations,  codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by or with any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, Release or threatened Release of any Hazardous Material, or to health and safety matters.

     "Environmental Liability" shall mean any liability, contingent or otherwise (including any liability for damages, costs of environmental investigation and remediation, costs of administrative oversight, fines, natural resource damages, penalties or indemnities), of the Borrower or any Subsidiary directly or indirectly resulting from or based upon (i) any actual or alleged violation of any Environmental Law, (ii) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (iii) any actual or alleged exposure to any Hazardous Materials, (iv) the Release or threatened Release of any Hazardous Materials or (v) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute.

     "ERISA Affiliate" shall mean any trade or business (whether or not incorporated), which, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for the purposes of
Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

     "ERISA Event" shall mean (i) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (ii) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (iii) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (iv) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan;
(v) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator appointed by the PBGC of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (vi) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (vii) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

     "Eurodollar" when used in reference to any Loan or Borrowing refers to whether such Loan, or the Loans comprising such Borrowing, bears interest at a rate determined by reference to the Adjusted LIBO Rate.

     "Eurodollar Reserve Percentage" shall mean the aggregate of the maximum reserve percentages (including, without limitation, any emergency, supplemental, special or other marginal reserves) expressed as a decimal (rounded upwards to the next 1/100th of 1%) in effect on any day to which the Administrative Agent is subject with respect to the Adjusted LIBO Rate pursuant to regulations issued by the Board of Governors of the Federal Reserve System (or any Governmental Authority succeeding to any of its principal functions) with respect to eurocurrency funding (currently referred to as "eurocurrency liabilities" under Regulation D). Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under Regulation D. The Eurodollar Reserve Percentage shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

     "Event of Default" shall have the meaning  assigned to such term in Article
                                                                         -------
VIII.
----

     "Excluded Taxes" shall mean with respect to the Administrative Agent, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (i) income or franchise taxes imposed on (or measured by) its net income by any United States local, state or federal governmental authority, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its Applicable Lending Office is located, or any nation  within  which such  jurisdiction  is  located,  or any political subdivision thereof, (ii) any branch profits taxes imposed by the United States or any similar tax imposed by any other jurisdiction described in the preceding clause (i), and (iii) in the case of a Non-U.S. Lender, any withholding tax that (x) is imposed on amounts payable to such Non-U.S. Lender at the time such Non-U.S. Lender becomes a party to this Agreement, (y) is imposed on amounts payable to such Non-U.S. Lender at any time that such Non-U.S. Lender designates a new Applicable Lending Office, other than taxes that have accrued prior to the designation of such new Applicable Lending Office that are otherwise not Excluded Taxes, and (z) is attributable to such Non-U.S. Lender's failure to comply with Section 2.20(e).
                                --------------

     "Existing Credit Agreement" shall mean that certain Credit Agreement dated as of September 2, 1997, by and among the Borrower, the lenders from time to time party thereto and SunTrust Bank, formerly known as SunTrust Bank, Nashville, N.A., as agent, as amended and in effect as of the Closing Date.

     "Existing Letter of Credit" shall mean the irrevocable letter of credit issued by SunTrust Bank dated December 6, 2001 (Letter of Credit No. NSH/F400698) to Travelers Casualty & Surety Company of America and certain other beneficiaries in the stated amount of $12,000,000, together with all extensions, renewals, modifications and replacements thereof.

     "Existing Synthetic Leases" shall mean, collectively, (i) the Lease Agreement, dated as of September 2, 1997, between the Borrower and Atlantic Financial Group, Ltd., a Texas limited liability partnership ("AFG"), and the Master Lease Agreement, dated as of September 2, 1997, among the Borrower and certain of its Subsidiaries, SunTrust Bank (formerly known as SunTrust Bank, Atlanta), and AFG, and (ii) the Lease Agreement, dated as of June 11, 1999, between the Borrower and AFG, and the Master Lease Agreement, dated as of June 11, 1999, between the Borrower and certain of its Subsidiaries, SunTrust Bank (formerly known as SunTrust Bank, Atlanta), and AFG.

     "Facility Fee" shall mean the facility fee described in Section 2.14(b).
                                                             --------------

     "Federal Funds Rate" shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the next 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with member banks of the Federal Reserve System arranged by Federal funds brokers, as published by the Federal Reserve Bank of New York on the next succeeding Business Day or if such rate is not so published for any Business Day, the Federal Funds Rate for such day shall be the average rounded upwards, if necessary, to the next 1/100th of 1% of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent.

     "Fee Letter" shall mean that certain fee letter, dated as of March 11, 2002, executed by SunTrust Capital Markets, Inc. and SunTrust Bank and accepted by the Borrower.

     "Fiscal Quarter" shall mean a fiscal quarter of the Borrower.

     "Fiscal Year" shall mean a fiscal year of the Borrower.

     "Foreign  Subsidiary"  shall  mean  any  Subsidiary  that  is  not  a  U.S.
Subsidiary.

     "GAAP" shall mean generally accepted accounting principles in the United States applied on a consistent basis and subject to the terms of Section 1.3.
                                                                 -----------

     "Governmental Authority" shall mean the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

     "Guarantee" of or by any Person (the "guarantor") shall mean any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly and including any obligation, direct or indirect, of the guarantor
(i) to purchase or pay (or advance or supply  funds for the  purchase or payment
of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (ii) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) as an account party in respect of any letter of credit or letter of guaranty issued in support of such Indebtedness or obligation; provided,
                                      --------
that the term "Guarantee" shall not include endorsements for collection or deposits in the ordinary course of business. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which Guarantee is made or, if not so stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith. The term "Guarantee" used as a verb has a corresponding meaning.

     "Guaranty Agreement" shall mean that certain Guaranty Agreement dated as of the date hereof executed by the Guarantors in favor of the Administrative Agent for the benefit of the Lenders, substantially in the form of Exhibit C,
                                                                   ---------
as amended, restated, supplemented or otherwise modified from time to time.

     "Guarantors" shall mean each U.S. Subsidiary of the Borrower now existing or hereafter acquired.

     "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

     "Headquarters  Property"  shall  mean the  property  identified  as such on
Schedule 1.1-B attached to this Agreement.
--------------

     "Hedging Obligations" of any Person shall mean any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired under (i) any and all Hedging Transactions, (ii) any and all cancellations, unwinds, buy backs, reversals, terminations or assignments of any Hedging Transactions, and (iii) any and all renewals, extensions and modifications of any Hedging Transactions and any and all substitutions and replacements for any Hedging Transactions.

     "Hedging Transaction" of any Person shall mean any transaction (including an agreement with respect thereto) now existing or hereafter entered into by such Person that is a rate swap, basis swap, forward rate transaction, commodity swap, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collateral transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures.

     "Indebtedness"  of any  Person  shall  mean,  without  duplication  (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person in respect of the deferred purchase price of property or services (other than trade payables and other accrued expenses incurred in the ordinary course of business on terms customary in the trade);
(iv) all obligations of such Person under any conditional sale or other title retention agreement(s) relating to property acquired by such Person, (v) all Capital Lease Obligations of such Person, (vi) all obligations, contingent or otherwise, of such Person in respect of standby letters of credit, acceptances or similar extensions of credit, (vii) all Guarantees by such Person of any type of Indebtedness of others described in this definition, (viii) all Indebtedness of a third party secured by any Lien on property owned by such Person, whether or not such Indebtedness has been assumed by such Person; provided
                                                              --------
that the amount of any Indebtedness of others that constitutes Indebtedness of such Person solely by reason of this clause (viii) shall not for purposes of this Agreement exceed the greater of the book value or the fair market value of the properties or assets subject to such Lien, (ix) all obligations of such Person, contingent or otherwise, to purchase, redeem, retire or otherwise acquire for value any capital stock or partner, member or other ownership interests of such Person or any Subsidiary or other Affiliate of such Person, in each case where the holder of such capital stock or member or other ownership interests may require such purchase, redemption, retirement or other acquisition to be effected prior to the Revolving Commitment Termination Date, (x) all Off-Balance Sheet Liabilities of such Person, and (xi) all Hedging Obligations of such Person.

     "Indemnified Taxes" shall mean Taxes other than Excluded Taxes.

     "Indenture" shall mean, collectively, that certain Indenture, dated as of June 21, 2001, by and among the Borrower, as issuer, the Guarantors, as Guarantors, and First Union National Bank, as trustee, either as originally executed or as the same may from time to time be supplemented, modified, amended, renewed or extended as permitted herein.

     "Information Memorandum" shall mean the Confidential Information Memorandum dated May 2002 relating to the Borrower and the transactions contemplated by this Agreement and the other Loan Documents.

     "Interest Period" shall mean with respect to any Eurodollar Borrowing, a period of one, two, three or six months as the Borrower may elect; provided,
                                                                       --------
that:

          (i) the initial Interest Period for such Borrowing shall commence on the date of such Borrowing (including the date of any conversion from a Borrowing of another Type), and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period expires;

          (ii) if any Interest Period would otherwise end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day, unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

          (iii) any Interest Period which begins on the last Business Day of a calendar month or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period shall end on the last Business Day of such calendar month; and

          (iv) no Interest Period may extend beyond the Revolving Commitment Termination Date.

     "Issuing Bank" shall mean SunTrust Bank or any other Lender, each in its capacity as an issuer of Letters of Credit pursuant to Section 2.23.
                                                       ------------
     "LC Commitment" shall mean that portion of the Aggregate Revolving Commitment Amount that may be used by the Borrower for the issuance of Letters of Credit in an aggregate face amount not to exceed $30,000,000.

     "LC Disbursement" shall mean a payment made by the Issuing Bank pursuant to a Letter of Credit.

     "LC Documents" shall mean the Letters of Credit and all applications, agreements and instruments relating to the Letters of Credit.

     "LC Exposure" shall mean, at any time, the sum of (i) the aggregate undrawn amount of all outstanding Letters of Credit at such time, plus (ii) the aggregate amount of all LC Disbursements that have not been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Lender shall be its Pro Rata Share of the total LC Exposures for all Lenders at such time.

     "LC  Notice"  shall  have the  meaning  assigned  to such  term in  Section
                                                                         -------
2.23(b).
------

     "Lenders" shall have the meaning assigned to such term in the opening paragraph of this Agreement and, unless the context otherwise requires, shall include the Swingline Lender.
                                       13

     "Letter of Credit" shall mean any stand-by letter of credit issued pursuant to Section 2.23 by the Issuing Bank for the account of the Borrower pursuant to
   ------------
the LC Commitment.

     "Level" shall mean the respective category assigned to each applicable Debt Rating of S&P and Moody's as set forth on the Pricing Grid, being Levels I through VI.

     "LIBOR" shall mean, for any applicable Interest Period with respect to any Eurodollar Loan, the British Bankers' Association Interest Settlement Rate per annum for deposits in Dollars for a period equal to such Interest Period appearing on the display designated as Page 3750 on the Dow Jones Market Services (or such other page on that service or such other service designated by the British Bankers' Association for the display of such Association's interest settlement rates for Dollar deposits) as of 11:00 a.m. (London, England time) on the day that is two Business Days prior to the first day of the Interest Period or, if such Page 3750 is unavailable for any reason at such time, the rate which appears on the Reuters Screen ISDA Page as of such date and such time; provided,
                                                                       --------
that if the Administrative Agent determines that the relevant foregoing sources are unavailable for the relevant Interest Period, LIBOR shall mean the rate of interest determined by the Administrative Agent to be the average (rounded upward, if necessary, to the nearest 1/100th of 1%) of the rates per annum at which deposits in Dollars are offered to the Administrative Agent two (2) Business Days preceding the first day of such Interest Period by leading banks in the London interbank market as of 10:00 a.m. for delivery on the first day of such Interest Period, for the number of days comprised therein and in an amount comparable to the amount of the Eurodollar Loan of the Administrative Agent.

     "Lien" shall mean any mortgage, pledge, security interest, lien (statutory or otherwise), charge, encumbrance, hypothecation, assignment, deposit arrangement, or other arrangement having the practical effect of the foregoing or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any capital lease having the same economic effect as any of the foregoing).

     "Loan Documents" shall mean, collectively, this Agreement, the Notes (if any), the LC Documents, the Security Documents, the Post-Closing Agreement, all Notices of Borrowing, all LC Notices, all Notices of Conversion/Continuation, and any and all other instruments, agreements, documents and writings executed in connection with any of the foregoing.

     "Loan Parties" shall mean the Borrower and the Guarantors.

     "Loans" shall mean all Revolving Loans and Swingline Loans in the aggregate or any of them, as the context shall require.

     "Material Adverse Effect" shall mean, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singularly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences whether or not related, a material adverse change in, or a material adverse effect on, (i) the results of operations, financial condition or assets of the Borrower and its Subsidiaries taken as a whole, (ii) the ability of the Loan Parties to perform their respective obligations under the Loan Documents, (iii) the rights and remedies of the Administrative Agent, the Issuing Bank, the Swingline Lender, or the Lenders under any of the Loan Documents, or (iv) the legality, validity or enforceability of any of the Loan Documents.

     "Material Indebtedness" shall mean Indebtedness (other than the Loans and Letters of Credit) of any one or more of the Borrower and the Subsidiaries in an aggregate principal amount exceeding $20,000,000. For purposes of determining Material Indebtedness, the "principal amount" of any Hedging Obligation at any time shall be the Net Mark-to-Market Exposure of such Hedging Obligation at such time.

     "Moody's" shall mean Moody's Investors Service, Inc and its successors.

     "Moody's Rating" shall mean, at any time, the rating assigned by Moody's to the Borrower's senior unsecured long-term, non-credit enhanced debt at such time or, if such rating is not then available, Moody's long-term unsecured debt issuer rating of the Borrower then in effect.

     "Mortgaged Properties" shall mean, collectively, the Mortgaged Retail Properties and the Mortgaged Non-Retail Properties.

     "Mortgaged Non-Retail Properties" shall mean, collectively, the properties described on Schedule 1.1-B attached to this Agreement, including without
              ---------------
improvements,  fixtures and equipment  installed or located thereon.

     "Mortgaged Retail Properties" shall mean, collectively, the properties described on Schedule 1.1-C attached to this Agreement, including without
              ---------------
limitation, all buildings, improvements, fixtures and equipment installed or located thereon.

     "Mortgages" shall mean, collectively, the first-priority mortgages, deeds of trust, deeds to secure debt and related security agreements and assignments of leases and rents in respect of the Mortgaged Properties given by certain of the Loan Parties in favor of the Collateral Agent to secure the Secured Obligations.

     "Mortgagors" shall mean, collectively, each of the Loan Parties that owns (or, in the case of the Headquarters Property, leases from the Development Authority) one or more of the Mortgaged Properties.

     "Multiemployer Plan" shall have the meaning set forth in Section 4001(a)(3) of ERISA.

     "Net Mark-to-Market Exposure" of any Person shall mean, as of any date of determination with respect to any Hedging Obligation, the excess (if any) of all unrealized losses over all unrealized profits of such Person arising from such Hedging Obligation. "Unrealized losses" shall mean the fair market value of the cost to such Person of replacing the Hedging Transaction giving rise to such Hedging Obligation as of the date of determination (assuming the Hedging Transaction was to be terminated as of that date), and "unrealized profits" means the fair market value of the gain to such Person of replacing such Hedging Transaction as of the date of determination (assuming such Hedging Transaction were to be terminated as of such date of determination).

     "Net Proceeds" means, with respect to any Prepayment Event, (a) the cash proceeds received by the Borrower or any of its Subsidiaries in respect of such Prepayment Event, including (i) any cash received in respect of any non-cash proceeds, but only as and when received, and (ii) in the case of a casualty or condemnation event, proceeds in excess of $250,000, in each case net of (b) the sum of (A) all reasonable and customary fees and out-of-pocket expenses paid by the Borrower and the other Loan Parties to third parties (other than Affiliates) in connection with such Prepayment Event, and (B) in the case of a sale, transfer or other disposition of any Mortgaged Property, (x) the amount of all taxes (other than income taxes) and all income taxes paid (or reasonably estimated to be payable) by the Borrower and its Subsidiaries as a consequence thereof (y) the amount of all payments required to be made by the Borrower and its Subsidiaries to repay Indebtedness (other than the Loans ) secured by a Lien thereon permitted by Section 7.2
                       -----------
and required to be repaid as a result of such Prepayment Event, and (z) the amount of any reserves established by the Borrower and its Subsidiaries in accordance with GAAP to fund contingent liabilities reasonably estimated to be payable and that are directly attributable to such Prepayment Event, provided
                                                                        --------
that, at such time or times as such contingent liabilities cease to exist, in whole or in part, or the Borrower or such Subsidiary is otherwise required or permitted, in accordance with GAAP, to release such reserves, in whole or in part, the amount of such reserves affected by such cessation or release (not to exceed the aggregate cash proceeds otherwise received in respect of such Prepayment Event) shall constitute Net Proceeds at such time.

     "Non-U.S. Lender" shall mean any Lender that is not a United States person under Section 7701(a)(3) of the Code.

     "Notes" shall mean, collectively, the Revolving Credit Notes and the Swingline Note.

     "Notice of Conversion/Continuation" shall have the meaning assigned to such term in Section 2.7(b).
        -------------

     "Notice of Revolving Borrowing" shall have the meaning assigned to such term in Section 2.3.
        -----------

     "Notice of  Swingline  Borrowing"  shall  have the  meaning as set forth in
Section 2.5.
-----------

     "Notices of Borrowing" shall mean, collectively, the Notices of Revolving Borrowing and the Notices of Swingline Borrowing.

     "Obligations" shall mean all amounts owing by the Borrower to the Administrative Agent, the Issuing Bank and all Lenders pursuant to or in connection with this Agreement, the Notes or any other Loan Document, including without limitation, all principal, interest (including any interest accruing after the filing of any petition in bankruptcy or the commencement of any insolvency, reorganization or like proceeding relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), all reimbursement obligations, fees, expenses, indemnification and reimbursement payments, costs and expenses (including all fees and expenses of counsel to the Administrative Agent and any Lender incurred pursuant to this Agreement or any other Loan Document), whether direct or indirect, absolute or contingent, liquidated or unliquidated, now existing or hereafter arising hereunder or thereunder, and all Hedging Obligations owing to the Administrative Agent, any Lender or any of their Affiliates incurred in respect of any interest accruing on the Loans, and all obligations and liabilities incurred in connection with collecting and enforcing the foregoing, together with all renewals, extensions, modifications or refinancings thereof.

     "Off-Balance Sheet Liabilities" of any Person shall mean (i) any obligations created through asset securitization financing programs arranged for such Person, (ii) any liabilities of such Person under any sale and leaseback transactions which do not create a liability on the balance sheet of such Person, (iii) any Synthetic Lease Obligations, and (iv) any obligations arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the balance sheet of such Person, in each case in an amount that would result if such transaction had been treated as a borrowing, provided
                                                         --------
that any such obligation  described in the preceding  clause (ii) or this clause
(iv) shall not include any liability pursuant to an obligation classified as an operating lease for purposes of GAAP.

     "Operating Lease Obligations" of any Person shall mean all obligations of such Person to pay rent and other amounts under any lease (or other arrangements conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as operating leases on a balance sheet of such Person under GAAP.

     "OSHA" shall mean the Occupational Safety and Health Act of 1970, as amended from time to time, and any successor statute.

     "Other Taxes" shall mean any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement, any Note, or any other Loan Document.

     "Participant"  shall  have the  meaning  assigned  to such term in  Section
                                                                         -------
10.4(d).
------

     "Payment Office" shall mean the office of the Administrative Agent located at 303 Peachtree Street, N.E., Atlanta, Georgia 30308, or such other location as to which the Administrative Agent shall have given written notice to the Borrower and the other Lenders.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA, and any successor entity performing similar functions.

     "Permitted Encumbrances" shall mean

          (i) Liens imposed by law for taxes or special assessments not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained in accordance with GAAP;

          (ii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained in accordance with GAAP;

          (iii) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations and deposits securing liabilities to insurance carriers under insurance or self-insurance arrangements;

          (iv) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

          (v) judgment and attachment Liens not giving rise to an Event of Default or Liens created by or existing from any litigation or legal proceeding that are currently being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained in accordance with GAAP; and

          (vi) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not materially detract from the value of the affected property or materially interfere with the ordinary conduct of business of the Borrower and its Subsidiaries taken as a whole;

provided,  that the term  "Permitted  Encumbrances"  shall not  include any Lien
--------
securing Indebtedness.

     "Permitted Investments" shall mean:

          (i) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States), in each case maturing within one year from the date of acquisition thereof;

          (ii) commercial paper having the highest rating, at the time of acquisition thereof, of S&P or Moody's and in either case maturing within six months from the date of acquisition thereof;

          (iii) certificates of deposit, bankers' acceptances and time deposits maturing within 180 days of the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States or any state thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;

          (iv) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (i) above and entered into with a financial institution satisfying the criteria described in clause (iii) above; and

          (v) mutual funds investing solely in any one or more of the Permitted Investments described in clauses (i) through (iv) above.

     "Person"  shall  mean  any  individual,   partnership,  firm,  corporation,
association, joint venture, limited liability company, trust or other entity, or any Governmental Authority.

     "Plan" shall mean any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

     "Post-Closing Agreement" shall mean the Agreement Regarding Post-Closing Matters dated as of June 21, 2002, among the Loan Parties and the Administrative Agent, as the same may be amended, restated and supplemented from time to time.

     "Prepayment Event" shall mean (a) any sale, transfer or other disposition of a Mortgaged Property (including pursuant to a sale and leaseback transaction), (b) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding (or settlement in respect thereof) of, any Mortgaged Property (but only to the extent that the Net Proceeds therefrom have not been applied to repair, restore or replace such property within 180 days of the later of the date of such casualty or the receipt of such Net Proceeds after such event), (c) any issuance by the Borrower or any Subsidiary of the Borrower of any equity or debt securities, and (d) any making of principal payments to DGI in respect of the DGI Loans.

     "Pricing Grid" shall mean the table of applicable Debt Ratings and corresponding Applicable Margins and Applicable Percentages set forth as
Schedule 1.1-A attached to this Agreement.
--------------

     "Pro Rata Share" shall mean, with respect to any Commitment of any Lender at any time, a percentage, the numerator of which shall be such Lender's Commitment (or if such Commitments have been terminated or expired or the Loans have been declared to be due and payable, such Lender's Revolving Credit Exposure), and the denominator of which shall be the sum of such Commitments of all Lenders (or if such Commitments have been terminated or expired or the Loans have been declared to be due and payable, all Revolving Credit Exposure of all Lenders).

     "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System, as the same may be in effect from time to time, and any successor regulations.

     "Related  Revolving  Credit  Facilities"  shall  mean,  collectively,   the
revolving credit facilities made available to the Borrower pursuant to this Agreement and the 364-Day Credit Agreement.

     "Related Parties" shall mean, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

     "Release" means any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into the environment (including ambient air, surface water, groundwater, land surface or subsurface strata) or within any building, structure, facility or fixture.

     "Required Lenders" shall mean, at any time, Lenders holding more than 50% of the aggregate outstanding Revolving Commitments at such time or, if no Revolving Commitments are then outstanding, then Lenders having more than 50% of the Revolving Credit Exposures of all Lenders.

     "Requirement of Law" for any Person shall mean the articles or certificate of incorporation and bylaws, partnership agreement, certificate of limited partnership, articles of organization, limited liability company operating and/or management agreement, or other organizational or governing documents of such Person, and any law, treaty, rule or regulations, or determination of a Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

     "Responsible Officer" shall mean any of the president, the chief executive officer, the chief operating officer, the chief financial officer, the treasurer or a vice president of the Borrower or such other representative of the Borrower as may be designated in writing by any one of the foregoing with the consent of the Administrative Agent; and, with respect to the financial covenants only, the chief financial officer or the treasurer of the Borrower.

     "Restricted  Payment"  shall  have the  meaning  assigned  to such  term in
Section 7.5.
-----------

     "Revolving Commitment" shall mean, with respect to each Lender, the obligation of such Lender to make Revolving Loans to the Borrower and to participate in Letters of Credit and Swingline Loans in an aggregate principal amount not exceeding the amount set forth with respect to such Lender on the signature pages to this Agreement, or in the case of a Person becoming a Lender after the Closing Date, the amount of the assigned "Revolving Commitment" as provided in the Assignment and Acceptance executed by such Person as an assignee, in each case as the same may be increased or decreased pursuant to the terms hereof.

     "Revolving Commitment Termination Date" shall mean the earliest of (i) June 21, 2005, (ii) the date on which the Revolving Commitments are terminated pursuant to Section 2.8,
            ------------
and (iii) the date on which all amounts outstanding under this Agreement have been declared or have automatically become due and payable (whether by acceleration or otherwise).

     "Revolving Credit Exposure" shall mean, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender's Revolving Loans, LC Exposure, and Swingline Exposure.

     "Revolving Credit Note" shall mean a promissory note of the Borrower payable to the order of a requesting Lender in the principal amount of such Lender's Revolving Commitment, in substantially the form of Exhibit A-1.
                                                            -----------

     "Revolving Loan" shall mean a loan made by a Lender (other than the Swingline Lender) to the Borrower under its Revolving Commitment, which may either be a Base Rate Loan or a Eurodollar Loan.

     "S&P" shall mean Standard & Poor's and its successors.

     "S&P Rating" shall mean, at any time, the rating assigned by S&P to the Borrower's senior unsecured long-term, non-credit enhanced debt at such time or, if such rating is not then available, S&P's issuer credit rating of the Borrower then in effect.

     "SEC Investigation" shall mean the investigation by the Securities and Exchange Commission into the circumstances giving rise to the Borrower's restatement of its audited financial statements for its Fiscal Years 1998 and 1999 and its unaudited financial statements and information released prior to April 30, 2001, for its Fiscal Year 2000, and all related governmental investigations and regulatory actions and proceedings.

     "Secured Obligations" shall mean, collectively, the Obligations as provided in this Agreement, the "Obligations" as defined in the 364-Day Credit Agreement, and all other amounts described in the Collateral Documents as being secured thereby.

     "Security Documents" shall mean, collectively, the Guaranty Agreement, the Contribution Agreement, and the Collateral Documents.

     "Senior Notes" shall mean, collectively, the Borrower's 8 5/8% Notes due June 15, 2010, in the aggregate principal amount of $200,000,000, issued pursuant to the Indenture.

     "Shareholder Settlements" shall mean the aggregate amounts required to be paid by the Borrower pursuant to any settlement arrangement(s), judgment(s), decree(s), and/or order(s) agreed by or entered against the Borrower in respect of shareholder litigation and related proceedings arising out of the Borrower's restatement of its audited financial statements for its Fiscal Years 1998 and 1999 and its unaudited financial statements and information released prior to April 30, 2001, for its Fiscal Year 2000.

     "Subsidiary" shall mean, with respect to any Person (the "parent"), any corporation, partnership, joint venture, limited liability company, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, partnership, joint venture, limited liability company, association or other entity (i) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power, or in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (ii) that is, as of such date, otherwise controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. Unless otherwise indicated, all references to "Subsidiary" hereunder shall mean a Subsidiary of the Borrower.

     "Swingline Commitment" shall mean the commitment of the Swingline Lender to make Swingline Loans in an aggregate principal amount at any time outstanding not to exceed $10,000,000.

     "Swingline  Commitment  Termination  Date" shall mean the date that is five
(5) Business Days prior to the Revolving Commitment Termination Date.

     "Swingline Exposure" shall mean, with respect to each Lender, the aggregate principal amount of the Swingline Loans as to which such Lender is obligated either to make Base Rate Loans or to purchase participations therein in accordance with Section 2.5, which amount shall equal such Lender's Pro Rata
                  -----------
Share of all outstanding Swingline Loans.

     "Swingline Lender" shall mean SunTrust Bank or any other Lender that may agree to make Swingline Loans hereunder.

     "Swingline Loan" shall mean a loan made to the Borrower by the Swingline Lender under the Swingline Commitment.

     "Swingline Loan Period" shall mean the period of time not more than 10 days, specified by the Borrower in respect of a Swingline Loan requested to be made bearing interest at a Swingline Quoted Rate.

     "Swingline Note" shall mean the promissory note of the Borrower payable to the order of the Swingline Lender in the principal amount of the Swingline Commitment, substantially the form of Exhibit A-2.
                                      -----------

     "Swingline Quoted Rate" shall mean the rate of interest quoted by the Swingline Lender, and accepted by the Borrower, with respect to a requested Swingline Loan made pursuant to Section 2.5.
                                -----------

     "Synthetic Lease" means a lease transaction under which (i) the lease will be treated as an "operating lease" by the lessee pursuant to Statement of Financial Accounting Standards No. 13, as amended and (ii) the lessee will be entitled to various tax and other benefits ordinarily available to owners (as opposed to lessees) of like property.

     "Synthetic Lease Obligations" shall mean, with respect to any Person, the sum of (i) all remaining rental obligations of such Person as lessee under Synthetic Leases that are attributable to principal and, without duplication,
(ii) all rental and purchase price payment obligations of such Person under such Synthetic Leases assuming such Person exercises the option to purchase the lease property at the end of the lease term.

     "Taxes"  shall mean any and all present or future taxes,  levies,  imposts,
duties,  deductions,   charges  or  withholdings  imposed  by  any  Governmental
Authority.

     "364-Day Credit Agreement" shall mean that certain 364-Day Revolving Credit Agreement dated as of June 21, 2002, by and among the Borrower, the lenders from time to time party thereto and SunTrust Bank, as administrative agent, as the same may be amended, restated, and supplemented from time to time.

     "Type", when used in reference to a Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Base Rate.

     "UCC Financing Statements" shall mean, collectively, the financing statements (including those describing fixtures on the Mortgaged Properties) to be filed in respect of the Collateral pursuant to the requirements of the Uniform Commercial Code of the various states where necessary or advisable under applicable law in order to perfect a lien on and security interest in such Collateral in favor of the Collateral Agent, together with all amendments thereto and assignments thereof.

     "U.S. Subsidiary" shall mean a Subsidiary that is a United States person under Section 7701(a)(3) of the Code.

     "Withdrawal Liability" shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

     Section 1.2. Classifications of Loans and Borrowings.  For purposes of this
                  ---------------------------------------
Agreement, Loans may be classified and referred to by Class (e.g., a "Revolving Loan" or "Swingline Loan") or by Type (e.g., a "Eurodollar Loan" or "Base Rate Loan") or by Class and Type (e.g., "Revolving Eurodollar Loan"). Borrowings also may be classified and referred to by Class (e.g., "Revolving Borrowing" or "Swingline Borrowing") or by Type (e.g., "Eurodollar Borrowing") or by Class and Type (e.g., "Revolving Eurodollar Borrowing").

     Section 1.3.  Accounting Terms and Determination.  Unless otherwise defined
                   ----------------------------------
or specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with GAAP as in effect from time to time, applied on a basis consistent with the most recent audited consolidated financial statements of the Borrower delivered pursuant to
Section 5.1(a); provided, that if the Borrower notifies the Administrative Agent
-------------   --------
that the Borrower wishes to amend any covenant in Article VI to eliminate the effect of any change in GAAP on the operation of such covenant (or if the Administrative Agent notifies the Borrower that the Required Lenders wish to amend Article VI for such purpose), then the Borrower's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Required Lenders.

     Section 1.4. Terms  Generally.  The definitions of terms herein shall apply
                  ----------------
equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the word "to" means "to but excluding". Unless the context requires otherwise (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as it was originally executed or as it may from time to time be amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (ii) any reference herein to any Person shall be construed to include such Person's successors and permitted assigns,
(iii) the words "hereof", "herein" and "hereunder" and words of similar import shall be construed to refer to this Agreement as a whole and not to any particular provision hereof, (iv) all references to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles, Sections, Exhibits and Schedules to this Agreement, and (v) all references to a specific time shall be construed to refer to the time in the city and state of the Administrative Agent's principal office, unless otherwise indicated.

                                   ARTICLE II

                       AMOUNT AND TERMS OF THE COMMITMENTS

     Section 2.1.  General  Description of  Facilities.  Subject to and upon the
                   -----------------------------------
terms and conditions set forth herein, (i) the Lenders hereby establish in favor of the Borrower a revolving credit facility pursuant to which each Lender severally agrees (to the extent of such Lender's Revolving Commitment) to make Revolving Loans to the Borrower in accordance with Section 2.2, (ii) the Issuing
                                                   -----------
Bank agrees to issue  Letters of Credit in accordance  with Section 2.23,  (iii)
                                                            ------------
the Swingline  Lender agrees to make Swingline  Loans in accordance with Section
                                                                         -------
2.4,  (iv) each  Lender  agrees to  purchase  a  participation  interest  in the
---
Swingline  Loans as  provided  in Section  2.5;  and (v) each  Lender  agrees to
                                  ------------
purchase  a  participation  interest  in the  Letters of Credit as  provided  in
Section 2.23; provided, that in no event shall the aggregate principal amount of
------------  --------
all outstanding Revolving Loans, Swingline Loans and outstanding LC Exposure exceed at any time the Aggregate Revolving Commitment Amount from time to time in effect.

     Section 2.2. Revolving Loans. Subject to the terms and conditions set forth
                  ---------------
herein, each Lender severally agrees to make Revolving Loans to the Borrower, from time to time during the Availability Period, in an aggregate principal amount outstanding at any time that will not result in (i) such Lender's Revolving Credit Exposure exceeding such Lender's Revolving Commitment or (ii) the sum of the aggregate Revolving Credit Exposures of all Lenders exceeding the Aggregate Revolving Commitment Amount. During the Availability Period, the Borrower shall be entitled to borrow, prepay and reborrow Revolving Loans in accordance with the terms and conditions of this Agreement;  provided,  that the
                                                             --------
Borrower may not borrow or reborrow any Loans should there exist a Default or Event of Default (other than a reborrowing (x) consisting solely of a continuation of an existing Eurodollar Borrowing for a new Interest Period of one (1) month at a time when there exists a Default (but not an Event of

Default), or (y) consisting solely of a conversion of an existing Eurodollar Borrowing to a Base Rate Borrowing).

     Section 2.3.  Procedure for Revolving  Borrowings.  The Borrower shall give
                   -----------------------------------
the Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of each Revolving Borrowing substantially in the form of Exhibit 2.3
                                                                     -----------
attached hereto (a "Notice of Revolving Borrowing") (x) prior to 12:00 noon (Atlanta, Georgia time) on the requested date of each Base Rate Borrowing and
(y) prior to 12:00 noon (Atlanta, Georgia time) at least three (3) Business Days prior to the requested date of each Eurodollar Borrowing. Each Notice of Revolving Borrowing shall be irrevocable and shall specify: (i) the aggregate principal amount of such Borrowing, (ii) the date of such Borrowing (which shall be a Business Day), (iii) the Type of such Revolving Loan comprising such Borrowing and (iv) in the case of a Eurodollar Borrowing, the duration of the initial Interest Period applicable thereto (subject to the provisions of the definition of Interest Period). Each Revolving Borrowing shall consist entirely of Base Rate Loans or Eurodollar Loans, as the Borrower may request. The aggregate principal amount of each such Eurodollar Borrowing shall be not less than $10,000,000 or a larger multiple of $500,000, and the aggregate principal amount of each such Base Rate Borrowing shall not be less than $1,000,000 or a larger multiple of $100,000; provided, that Base Rate Loans made pursuant to
                               --------
Section  2.5(b) and Section  2.23(d)  may be made in lesser  amounts as provided
--------------      ---------------
therein. At no time shall the total number of Eurodollar Borrowings outstanding at any time exceed twelve. Promptly following the receipt of a Notice of Revolving Borrowing in accordance herewith, the Administrative Agent shall advise each Lender of the details thereof and the amount of such Lender's Revolving Loan to be made as part of the requested Revolving Borrowing.

     Section 2.4. Swingline Loans.  Subject to and upon the terms and conditions
                  ---------------
set forth herein, the Swingline Lender agrees to make Swingline Loans to the Borrower, from time to time from the Closing Date to the Swingline Commitment Termination Date, in an aggregate principal amount outstanding at any time not to exceed the lesser of (i) the Swingline Commitment then in effect and (ii) the difference between the Aggregate Revolving Commitment Amount then in effect and the aggregate Revolving Credit Exposures of all Lenders then existing. The Borrower shall be entitled to borrow, repay and reborrow Swingline Loans in accordance with the terms and conditions of this Agreement;  provided,  that the
                                                             --------
Borrower may not borrow or reborrow any Swingline Loans should there exist a Default or Event of Default.

     Section 2.5. Procedure for Swingline Borrowings.
                  ----------------------------------

     (a) The Borrower shall give the Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of each Swingline Borrowing substantially in the form of Exhibit 2.5 attached hereto ("Notice of Swingline
                              -----------
Borrowing") prior to 12:00 noon (Atlanta, Georgia time) on the requested date of each Swingline Borrowing. Each Notice of Swingline Borrowing shall be irrevocable and shall specify: (i) the principal amount of such Swingline Loan,
(ii) the date of such Swingline Loan (which shall be a Business Day), (iii) the account of the Borrower to which the proceeds of such Swingline Loan should be credited, and (iv) if the Borrower is requesting that such Swingline Loan accrue interest based on a Swingline Quoted Rate, the requested Swingline Loan Period for such Swingline Loan. The Administrative

Agent will promptly advise the Swingline Lender of each Notice of Swingline Borrowing, and the Swingline Lender and the Borrower shall establish by mutual agreement the Swingline Quoted Rate. Each Swingline Loan shall accrue interest at the rate in effect for Base Rate Loans, or if applicable, the Swingline Quoted Rate. The aggregate principal amount of each Swingline Loan shall be not less than $100,000 (or the remaining unused amount of the Swingline Commitment, if less) or a larger multiple of $50,000, or such other minimum amounts agreed to by the Swingline Lender and the Borrower. The Swingline Lender will make the proceeds of each Swingline Loan available to the Borrower in Dollars in immediately available funds at the account specified by the Borrower in the applicable Notice of Swingline Borrowing not later than 3:00 p.m. on the requested date of such Swingline Loan. At no time shall the total number of Swingline Loans outstanding that bear interest based on a Swingline Quoted Rate exceed three.

     (b) The Swingline Lender, at any time and from time to time in its sole discretion, may, on behalf of the Borrower (which hereby irrevocably authorizes and directs the Swingline Lender to act on its behalf), give a Notice of Revolving Borrowing to the Administrative Agent requesting the Lenders
(including the Swingline Lender) to make Base Rate Loans in an amount equal to their respective Pro Rata Shares of the unpaid principal amounts of any Swingline Loans. Each Lender will make the proceeds of its Base Rate Loan included in such Borrowing available to the Administrative Agent for the account of the Swingline Lender in accordance with Section 2.6, which will be used
                                               ------------
solely for the repayment of such Swingline Loans.

     (c) If for any reason a Base Rate Borrowing may not be (as determined in the sole discretion of the Administrative Agent), or is not, made in accordance with the foregoing provisions of Section 2.5(b), then each Lender (other than
                                  --------------
the Swingline Lender) shall purchase an undivided participating interest in such Swingline Loans in an amount equal to its Pro Rata Share thereof on the date that such Base Rate Borrowing should have occurred. On the date of such required purchase, (i) each Lender shall promptly transfer, in immediately available funds, the amount of its participating interest to the Administrative Agent for the account of the Swingline Lender, and (ii) the Swingline Loan shall thereafter bear interest at the rate in effect for Base Rate Loans.

     (d) Each  Lender's  obligation to make a Base Rate Loan pursuant to Section
                                                                         -------
2.5(b) or to purchase the  participating  interests  pursuant to Section  2.5(c)
-----                                                            --------------
shall be absolute and unconditional and shall not be affected by any circumstance, including without limitation (i) any setoff, counterclaim, recoupment, defense or other right that such Lender or any other Person may have or claim against the Swingline Lender, the Borrower or any other Person for any reason whatsoever, (ii) the existence of a Default or an Event of Default or the termination of any Lender's Revolving Commitment, (iii) the existence (or alleged existence) of any event or condition which has had or could reasonably be expected to have a Material Adverse Effect, (iv) any breach of this Agreement or any other Loan Document by the Borrower, the Administrative Agent or any Lender or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. If such amount is not in fact made available to the Swingline Lender by any Lender, the Swingline Lender shall be entitled to recover such amount on demand from such Lender, together with accrued interest thereon for each day from the date of demand thereof at the Federal Funds Rate. Until such time as such Lender makes its required payment, the Swingline Lender shall be deemed to continue to have outstanding Swingline Loans in the amount of the unpaid participation for all purposes of the Loan Documents. In addition, such Lender shall be deemed to have assigned any and all payments made of principal and interest on its Loans and any other amounts due to it hereunder to the Swingline Lender to fund the amount of such Lender's participation interest in such Swingline Loans that such Lender failed to fund pursuant to this Section 2.5, until such amount has been purchased in full.
                 -----------

     Section 2.6. Funding of Revolving Borrowings.
                  -------------------------------

     (a) Each Lender will make available each Revolving Loan to be made by it hereunder on the proposed date thereof by wire transfer in immediately available funds by 1:00 p.m.(Atlanta, Georgia time) to the Administrative Agent at the Payment Office. The Administrative Agent will make such Revolving Loans available to the Borrower by promptly crediting the amounts that it receives, in like funds by the close of business on such proposed date, to an account maintained by the Borrower with the Administrative Agent or at the Borrower's option, by effecting a wire transfer of such amounts to an account designated in writing by the Borrower to the Administrative Agent.

     (b) Unless the Administrative Agent shall have been notified by any Lender prior to 5:00 p.m. one (1) Business Day prior to the date of a Revolving Borrowing in which such Lender is participating that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date, and the Administrative Agent, in reliance on such assumption, may make available to the Borrower on such date a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender on the date of such Borrowing, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest at the Federal Funds Rate for up to two (2) days and thereafter at the rate specified for such Borrowing. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the Borrower, and the Borrower shall immediately pay such corresponding amount to the Administrative Agent together with interest at the rate specified for such Borrowing. Nothing in this subsection shall be deemed to relieve any Lender from its obligation to fund its Pro Rata Share of any Borrowing hereunder or to prejudice any rights which the Borrower may have against any Lender as a result of any default by such Lender hereunder.

     (c) All Revolving Borrowings shall be made by the Lenders on the basis of their respective Pro Rata Shares. No Lender shall be responsible for any default by any other Lender in its obligations hereunder, and each Lender shall be obligated to make its Revolving Loans provided to be made by it hereunder, regardless of the failure of any other Lender to make its Revolving Loans hereunder.

          Section 2.7. Interest Elections for Revolving Borrowings.
                       -------------------------------------------

(a) Each Revolving Borrowing initially shall be of the Type specified in the applicable Notice of Revolving Borrowing, and in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Notice of Revolving Borrowing. Thereafter, the

Borrower may elect to convert such Borrowing into a different Type or to continue such Borrowing, and in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding Revolving Loans comprising such Borrowing, and the Revolving Loans comprising each such portion shall be considered a separate Borrowing.

     (b) To make an election pursuant to this Section, the Borrower shall give the Administrative Agent prior written notice (or telephonic notice promptly confirmed in writing) of each Borrowing (a "Notice of Conversion/Continuation") that is to be converted or continued, as the case may be, (x) prior to 12:00 noon (Atlanta, Georgia time) on the requested date of a conversion into a Base Rate Borrowing, and (y) prior to 12:00 noon (Atlanta, Georgia time) three (3) Business Days prior to a continuation of or conversion into a Eurodollar Borrowing. Each such Notice of Conversion/Continuation shall be irrevocable and shall specify (i) the Borrowing to which such Notice of Continuation/Conversion applies and if different options are being elected with respect to different portions thereof, the portions thereof that are to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) shall be specified for each resulting Borrowing), (ii) the effective date of the election made pursuant to such Notice of Continuation/Conversion, which shall be a Business Day, (iii) whether the resulting Borrowing is to be a Base Rate Borrowing or a Eurodollar Borrowing, and (iv) if the resulting Borrowing is to be a Eurodollar Borrowing, the Interest Period applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of "Interest Period." If any such Notice of Continuation/Conversion requests a Eurodollar Borrowing but does not specify an Interest Period, the Borrower shall be deemed to have selected an Interest Period of one month. The principal amount of any resulting Borrowing shall satisfy the minimum borrowing amount for Eurodollar Borrowings and Base Rate Borrowings set forth in Section 2.3.
                             -----------

     (c) If, on the expiration of any Interest Period in respect of any Eurodollar Borrowing, the Borrower shall have failed to deliver a Notice of Conversion/ Continuation, then, unless such Borrowing is repaid as provided herein, the Borrower shall be deemed to have elected to convert such Borrowing to a Base Rate Borrowing. No Borrowing may be converted into, or continued as, a Eurodollar Borrowing if an Event of Default exists, unless the Administrative Agent and each of the Lenders shall have otherwise consented in writing. The Borrower will pay any amounts due under Section 2.19 if Eurodollar Loans are
                                          ------------
converted on a day that is not the last day of an Interest Period for such Loans.

     (d)  Upon   receipt   of  any   Notice  of   Conversion/Continuation,   the
Administrative Agent shall promptly notify each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

     Section 2.8. Optional Reduction and Termination of Commitments.
                  -------------------------------------------------

     (a) Unless previously terminated, all Revolving Commitments shall terminate on the Revolving Commitment Termination Date, and the Swingline Commitment shall terminate on the Swingline Commitment Termination Date.

     (b) Upon at least three (3) Business Days' prior written notice (or telephonic notice promptly confirmed in writing) to the Administrative Agent (which notice shall be irrevocable), the Borrower may reduce the Aggregate Revolving Commitments in part or terminate the Aggregate Revolving Commitments in whole; provided, that (i) any partial reduction shall apply to reduce
            --------
proportionately and permanently the Revolving Commitment of each Lender, (ii) any partial reduction pursuant to this Section 2.8 shall be in an amount of at
                                         -----------
least $10,000,000 and any larger multiple of $500,000, and (iii) no such reduction shall be permitted which would reduce the Aggregate Revolving Commitments to an amount less than the outstanding Revolving Credit Exposures of all Lenders.

     Section 2.9. Repayment of Loans.
                  ------------------

     (a) The outstanding principal amount of all Revolving Loans shall be due and payable (together with accrued and unpaid interest thereon) on the Revolving Commitment Termination Date.

     (b) The outstanding principal amount of each Swingline Loan shall be due and payable (together with accrued interest thereon) on the earlier of (i) the last day of the Swingline Loan Period of such Swingline Loan, and (ii) the Swingline Commitment Termination Date.

     Section 2.10. Evidence of Indebtedness.
                   ------------------------

     (a) Each Lender shall maintain in accordance with its usual practice appropriate records evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable thereon and paid to such Lender from time to time under this Agreement. The Administrative Agent shall maintain appropriate records in which shall be recorded (i) the Commitment of each Lender, (ii) the amount of each Loan made hereunder by each Lender, the Class and Type thereof and the Interest Period applicable thereto, (iii) the date of each continuation thereof pursuant to Section 2.7, (iv) the date of each
                                           ------------
conversion of all or a portion  thereof to another Type pursuant to Section 2.7,
                                                                    -----------
(v) the date and amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder in respect of such Loans, and (vi) both the date and amount of any sum received by the Administrative Agent hereunder from the Borrower in respect of the Loans and each Lender's share thereof. The entries made in such records shall be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded subject to manifest error; provided, that the failure or delay
                                            --------
of any Lender or the Administrative Agent in maintaining or making entries into any such record or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans (both principal and unpaid accrued interest) of such Lender in accordance with the terms of this Agreement.

     (b) At the request of any Lender (including the Swingline Lender) at any time, the Borrower agrees that it will execute and deliver to such Lender a Revolving Credit Note and, in the case of the Swingline Lender only, the Swingline Note, payable to the order of such Lender evidencing such Lender's Loans.

     Section 2.11. Optional Prepayments.
                   --------------------

     (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing, in whole or in part, without premium or penalty, by giving irrevocable written notice (or telephonic notice promptly confirmed in writing) to the Administrative Agent no later than (i) in the case of prepayment of any Eurodollar Borrowing, 12:00 noon (Atlanta, Georgia time) not less than three (3) Business Days prior to any such prepayment, (ii) in the case of any prepayment of any Base Rate Borrowing or any Swingline Borrowing, 12:00 noon (Atlanta, Georgia time) on the date of such prepayment. Each such notice shall be irrevocable and shall specify the proposed date of such prepayment and the principal amount of each Borrowing or portion thereof to be prepaid. Upon receipt of any such notice, the Administrative Agent shall promptly notify each affected Lender of the contents thereof and of such Lender's share of any such prepayment. If such notice is given, the aggregate amount specified in such notice shall be due and payable no later than one (1) Business Day after the date designated in such notice, together with accrued interest to such date on the amount so prepaid in accordance with Section 2.13(c); provided, that if a
                                         ---------------    --------
Eurodollar Borrowing or Swingline Borrowing is prepaid on a date other than the last day of an Interest Period or Swingline Loan Period applicable thereto, the Borrower shall also pay all amounts required pursuant to Section 2.19. Each
                                                            -------------
partial prepayment of any Loan shall be in an amount that would be permitted in the case of an advance of a Revolving Borrowing of the same Type pursuant to
Section 2.3 or in the case of a Swingline  Loan  pursuant to Section 2.5, as the
-----------                                                  -----------
case may be. Each prepayment of a Borrowing shall be applied ratably to the Loans comprising such Borrowing.

     Section 2.12. Mandatory Prepayments and Commitment Reductions.
                   -----------------------------------------------

     (a) If at any time the aggregate Revolving Credit Exposures of all Lenders exceed the Aggregate Revolving Commitment Amount at such time, the Borrower shall immediately prepay Loans (or, if no Loans are then outstanding, deposit cash collateral in an account with the Administrative Agent pursuant to Section
                                                                         -------
2.23(g)) in an aggregate amount equal to such excess.
------

     (b) Subject to Section 2.12(f),  in the event and on each occasion that any
         -------------------------
Net Proceeds are received by or on behalf of the Borrower or any Subsidiary in respect of any Prepayment Event of any type described in clause (a) or clause
(b) of the definition of the term "Prepayment Event", the Borrower shall, within five Business Days after such Net Proceeds are received, prepay Loans in an aggregate amount equal to the Apportioned Amount of such Net Proceeds; provided,
                                                                       --------
however,  that (i) in the case of a "Prepayment  Event" of the type described in
-------
clause (a) of the definition of the term "Prepayment Event" with respect to Mortgaged Retail Properties, if the Borrower shall deliver, within such five Business Days, to the Administrative Agent a certificate of the Borrower to the effect that the Borrower and its Subsidiaries intend to apply the Net Proceeds from such event (or a portion thereof as specified in such certificate) within 180 days after receipt of such Net Proceeds, to purchase a new Mortgaged Retail Property of equal or greater value to replace such Mortgaged Retail Property in compliance with the requirements of Section 5.11(c) and certifying that no
                                       ---------------
Default or Event of Default has occurred and is then continuing or (ii) in the case of a "Prepayment Event" of the type described in clause (b) of the definition of the term "Prepayment Event," if the Borrower shall deliver, within such five Business Days, to the Administrative Agent a certificate of the Borrower to the effect that the Borrower and its Subsidiaries intend to apply the Net Proceeds from such event (or a portion thereof as specified in such certificate), within 180 days after receipt of such Net Proceeds, to repair or replace all or a portion of the Mortgaged Property affected thereby and certifying that no Default or Event of Default has occurred and is then continuing, then in each case no Prepayment shall be  required  pursuant  to this  Section  2.12(b)  in  respect  of the Net
                                       ---------------
Proceeds from such Prepayment Event (or the portion of such Net Proceeds specified in such certificate, if applicable); provided, however, that if by the
                                               --------  -------
end of any such 180-day period described in the preceding  clauses (i) and (ii),
(x) any such Net Proceeds therefrom have not been so applied, prepayment shall be required at such time in an amount equal to such Net Proceeds that have not been so applied, and (y) in the case of any proposed purchase of a new Mortgaged Retail Property, the Borrower shall have failed to satisfy the requirements of
Section 5.11(c) in respect of such new Mortgaged Retail Property within such 180
--------------
day period, prepayment shall be required at such time in an amount equal to the Apportioned Amount of the Net Proceeds initially received by the Borrower or any Subsidiary.

     (c) Subject to Section 2.12(f),  in the event and on each occasion that any
         -------------------------
Net Proceeds are received by or on behalf of the Borrower or any Subsidiary in respect of any Prepayment Event of the type described in clause (c) of the definition of the term "Prepayment Event", the Borrower shall, within two Business Days after such Net Proceeds are received, prepay Loans in an aggregate amount equal to fifty percent (50%) of the Apportioned Amount of such Net Proceeds; provided, however, the Borrower shall not be required to make
           --------   -------
aggregate  prepayments  pursuant to this Section 2.12(c) which,  when aggregated
                                         --------------
with the maximum amount of all prepayments required to be made by the Borrower pursuant to Section 2.10(c) of the 364-Day Credit Agreement, exceed
              ----------------
$100,000,000.

     (d) The Borrower agrees to pay all accrued and unpaid interest on all amounts prepaid pursuant to the requirements of this Section 2.12, together with
                                                     ------------
any amounts due in respect of such  prepayment  pursuant to Section  2.19.  Each
                                                            -------------
prepayment to be applied under this Agreement shall be applied ratably first to the Base Rate Loans to the full extent thereof, and thereafter to Eurodollar Loans to the full extent thereof. All payments pursuant to this Section 2.12 and
                                                                ------------
Section 2.10 of the 364-Day Credit Agreement shall be applied on a pro rata basis between such Related Revolving Credit Facilities.

     (e) The Borrower shall give written notice (or telephonic notice promptly confirmed in writing) of any prepayment required by this Section 2.12 to the
                                                             ------------
Administrative Agent no later than (i) in the case of prepayment of any Eurodollar Borrowing, 12:00 noon (Atlanta, Georgia time) not less than three Business Days prior to the date of any prepayment, and (ii) in the case of prepayment of any Base Rate Borrowing, 12:00 noon (Atlanta, Georgia time) not less than one Business Day prior to the date of such prepayment. Each such notice shall be irrevocable and shall specify the proposed date of such prepayment and the principal amount of each Borrowing or portion thereof to be prepaid. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Lender of the contents thereof and of such Lender's share of any such prepayment. If such notice is given, the aggregate amounts specified in such notice shall be due and payable on the date designated in such notice, together with accrued interest to such date on the amount so prepaid in accordance with Section 2.13(c); provided, that if any Eurodollar Borrowing is
                --------------
prepaid  on a date  other  than the last day of an

     Interest Period applicable thereto, the Borrower shall also pay all amounts required pursuant to Section 2.19.
                     ------------

     (f) Immediately upon the occurrence of any Prepayment Event, the Aggregate Revolving Commitments of the Lenders shall automatically be reduced, on a pro rata basis, in an amount equal to the maximum aggregate prepayments required to be made pursuant to this Section 2.12 in respect of such Prepayment Event, or that would be required to be made in respect of such Prepayment Event pursuant to this Section 2.12 if there were Loans outstanding at such time in excess of
        ------------
such maximum required amount; provided that no prepayment below the then reduced
                              --------
amount of the Aggregate Revolving Commitments shall be required to the extent that, immediately after giving effect to the reduction of the Aggregate Revolving Commitments pursuant to this Section 2.12(f), no Default or Event of
                                         --------------
Default shall have occurred or then be continuing and all other conditions for Borrowing as set forth in Section 3.2 shall be satisfied so as to entitle the
                           -----------
Borrower to borrow at such time at least $1 under the Aggregate Revolving Commitments in accordance with the terms hereof.

     Section 2.13. Interest on Loans.
                   -----------------

     (a) The Borrower shall pay interest (i) on each Base Rate Loan at the Base Rate in effect from time to time, and (ii) on each Eurodollar Loan at the Adjusted LIBO Rate for the applicable Interest Period in effect for such Loan, plus, in each case, the Applicable Margin in effect from time to time with respect to such Base Rate Loan or Eurodollar Loan, as the case may be. The Borrower shall pay interest on each Swingline Loan, other than a Base Rate Loan, at the Swingline Quoted Rate applicable to such Swingline Loan as in effect from time to time.

     (b) While an Event of Default exists or after acceleration, unless otherwise agreed by the Required Lenders, the Borrower shall pay interest ("Default Interest") with respect to all Eurodollar Loans at the rate otherwise applicable hereunder for such Eurodollar Loans for the then-current Interest Period, plus an additional 2% per annum until the last day of such Interest Period, and thereafter, and with respect to all Base Rate Loans and all other Obligations hereunder (other than Loans), at the rate otherwise applicable hereunder for Base Rate Loans, plus an additional 2% per annum.

     (c) Interest on the principal amount of all Loans shall accrue from and including the date such Loans are made to but excluding the date of any repayment thereof. Interest on all outstanding Base Rate Loans shall be payable quarterly in arrears on the last day of each March, June, September and December, on the Revolving Commitment Termination Date (in respect of Revolving Loans), and on the Swingline Commitment Termination Date (in respect of Swingline Loans). Interest on all outstanding Eurodollar Loans shall be payable on the last day of each Interest Period applicable thereto, and, in the case of any Eurodollar Loans having an Interest Period in excess of three months, on each day which occurs every three months, after the initial date of such Interest Period, and on the Revolving Commitment Termination Date. Interest on all outstanding Swingline Loans, other than Base Rate Loans, shall be payable on the last day of each Swingline Loan Period applicable thereto and on the Swingline Commitment Termination Date. Interest on any Loan which is converted into a Loan of another Type or which is repaid or prepaid shall be payable on the date of such conversion or on the date of any such repayment or prepayment (on the amount repaid or prepaid) thereof. All Default Interest shall be payable on demand.

     (d) The Administrative Agent shall determine each interest rate applicable to the Loans hereunder and shall promptly notify the Borrower and the Lenders of such rate in writing (or by telephone, promptly confirmed in writing). Any such determination shall be conclusive and binding for all purposes, absent manifest error.

     Section 2.14. Fees.
                   ----

     (a) The Borrower shall pay to the Administrative Agent for its own account fees in the amounts and at the times previously agreed upon by the Borrower and the Administrative Agent.

     (b) The Borrower agrees to pay to the Administrative Agent for the account of each Lender a facility fee (the "Facility Fee") which shall accrue at the Applicable Percentage (determined daily in accordance with the Pricing Grid) on the daily amount of the total Revolving Commitment (whether used or unused) of such Lender during the Availability Period; provided, that if any Revolving
                                                --------
Credit Exposure remains outstanding after the Revolving Commitment Termination Date, then the Facility Fee shall continue to accrue on the daily amount of such Revolving Credit Exposure from and after the Revolving Commitment Termination Date to the date that all Revolving Credit Exposure has been paid in full.

     (c) The Borrower agrees to pay (i) to the Administrative Agent, for the account of each Lender, a letter of credit fee with respect to its participation in each Letter of Credit, which shall accrue at the Applicable Margin for Eurodollar Loans then in effect on the average daily amount of such Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) attributable to such Letter of Credit during the period from and including the date of issuance of such Letter of Credit to but excluding the date on which such Letter of Credit expires or is drawn in full (including without limitation any LC Exposure that remains outstanding after the Revolving Commitment Termination Date) and (ii) to the Issuing Bank for its own account a fronting fee, which shall accrue at the rate of 0.125% per annum on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) in respect of each Letter of Credit issued and outstanding during the Availability Period (or until the date that such Letter of Credit is irrevocably cancelled, whichever is later), as well as the Issuing Bank's standard fees with respect to issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder.

     (d) Accrued fees shall be payable quarterly in arrears on the last day of each March, June, September and December, commencing on June 30, 2002 and on the Revolving Commitment Termination Date (and if later, the date the Loans and LC Exposure shall be repaid in their entirety); provided, that any Facility Fees
                                               --------
accruing after the Revolving Commitment Termination Date shall be payable on demand.

     Section  2.15.  Computation  of  Interest  and Fees.  All  computations  of
                     -----------------------------------
interest and fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable (to the extent computed on the basis of days elapsed), except that, with respect to Base Rate Loans, interest based on the prime lending rate hereunder shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). Each determination by the Administrative Agent of an interest amount or fee hereunder shall be made in good faith and, except for manifest error, shall be final, conclusive and binding for all purposes.

     Section  2.16.  Inability  to  Determine  Interest  Rates.  If prior to the
                     -----------------------------------------
commencement of any Interest Period for any Eurodollar Borrowing,

     (a) the Administrative Agent shall have determined (which determination shall be made in good faith and, absent manifest error, shall be final, conclusive and binding upon all parties) that, by reason of circumstances affecting the relevant interbank market, adequate means do not exist for ascertaining LIBOR for such Interest Period, or

     (b) the Administrative Agent shall have received notice from the Required Lenders that the Adjusted LIBO Rate does not adequately and fairly reflect the cost to such Lenders (or Lender, as the case may be) of making, funding or maintaining their (or its, as the case may be) Eurodollar Loans for such Interest Period, the Administrative Agent shall give written notice (or telephonic notice, promptly confirmed in writing) and a summary of the basis for such determination to the Borrower and to the Lenders as soon as practicable thereafter. Until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) the obligations of the Lenders to make Eurodollar Loans or to continue or convert outstanding Loans as or into Eurodollar Loans shall be suspended, and (ii) all such affected Eurodollar Loans shall be converted into Base Rate Loans on the last day of the then current Interest Period applicable thereto unless the Borrower prepays such Loans in accordance with this Agreement. Unless the Borrower notifies the Administrative Agent at least one Business Day before the date of any Eurodollar Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, then such Borrowing shall be made as a Base Rate Borrowing.

     Section  2.17.  Illegality.  If any Change in Law shall make it unlawful or
                     ----------
impossible for any Lender to make, maintain or fund any Eurodollar Loan and such Lender shall so notify the Administrative Agent, the Administrative Agent shall promptly give notice thereof to the Borrower and the other Lenders, whereupon until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such suspension no longer exist, the obligation of such Lender to make Eurodollar Loans, or to continue or convert outstanding Loans as or into Eurodollar Loans, shall be suspended. In the case of the making of a Eurodollar Borrowing, such Lender's Loan shall be made as a Base Rate Loan as part of the same Borrowing for the same Interest Period and if the affected Eurodollar Loan is then outstanding, such Loan shall be converted to a Base Rate Loan on the last day of the then current Interest Period applicable to such Eurodollar Loan if such Lender may lawfully continue to maintain such Loan to such date or within such earlier period as required by law. Notwithstanding the foregoing, the affected Lender shall, prior to giving such notice to the Administrative Agent, designate a different Applicable Lending Office if such designation would avoid the need for giving such notice and if such designation would not otherwise be disadvantageous to such Lender in the good faith exercise of its discretion.

     Section 2.18. Increased Costs.
                   ---------------

          (a) If any Change in Law shall:

          (i) impose, modify or deem applicable any reserve, special deposit or similar requirement that is not otherwise included in the determination of the Adjusted LIBO Rate hereunder against assets of, deposits with or for the account of, or credit extended by, any Lender or the Issuing Bank; or

          (ii) impose on any Lender or on the Issuing Bank or the eurodollar interbank market any other condition affecting this Agreement or any Eurodollar Loans made by such Lender or any Letter of Credit or any participation therein;

and the result of the foregoing is to increase the cost to such Lender of making, converting into, continuing or maintaining a Eurodollar Loan or to increase the cost to such Lender or the Issuing Bank of participating in or issuing any Letter of Credit or to reduce the amount received or receivable by such Lender or the Issuing Bank hereunder (whether of principal, interest or any other amount), then the Borrower shall promptly pay, upon written notice from and demand by such Lender on the Borrower (with a copy of such notice and demand to the Administrative Agent), to the Administrative Agent for the account of such Lender or the Issuing Bank, within five Business Days after the date of such notice and demand, additional amount or amounts sufficient to compensate such Lender or the Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

     (b) If any Lender or the Issuing Bank shall have determined that on or after the date of this Agreement any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or the Issuing Bank's capital (or on the capital of such Lender's or the Issuing Bank's holding company) as a consequence of its obligations hereunder or under or in respect of any Letter of Credit to a level below that which such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or the Issuing Bank's policies or the policies of such Lender's or the Issuing Bank's holding company with respect to capital adequacy) then, from time to time, within five (5) Business Days after receipt by the Borrower of written demand by such Lender (with a copy thereof to the Administrative Agent), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company for any such reduction suffered.

     (c) A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company, as the case may be, specified in paragraph (a) or (b) of this Section, prepared in good faith and accompanied by a statement describing in reasonable detail
                                       35
the basis for and  calculation  of
such increased cost, shall be delivered to the Borrower (with a copy to the Administrative Agent) at the time of such Lender's demand therefor and shall be conclusive, absent manifest error.

     (d) Subject to Section 2.21(f),  failure or delay on the part of any Lender
         -------------------------
or the Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's or the Issuing Bank's right to demand such compensation.

     Section  2.19.  Funding  Indemnity.  In the event of (i) the payment of any
                     ------------------
principal of a Eurodollar Loan, or a Swingline Loan that is bearing interest at a Swingline Quoted Rate, other than on the last day of the Interest Period or Swingline Loan Period applicable thereto (including as a result of an Event of Default), (ii) the conversion or continuation of a Eurodollar Loan other than on the last day of the Interest Period applicable thereto, or (iii) the failure by the Borrower to borrow, prepay, convert or continue any Eurodollar Loan, or a Swingline Loan that is bearing interest at a Swingline Quoted Rate, on the date specified in any applicable notice (regardless of whether such notice is withdrawn or revoked) then, in any such event, the Borrower shall compensate each Lender, within five (5) Business Days after written demand from such Lender, for any loss, cost or expense attributable to such event. Such compensation shall not include the Applicable Margin, but without limiting the foregoing, shall include an amount equal to the excess, if any, of (x) the amount of interest that would have otherwise accrued on the principal amount of such Eurodollar Loan or Swingline Loan if such event had not occurred at the Adjusted LIBO Rate applicable to such Eurodollar Loan, or at the Swingline Quoted Rate applicable to such Swingline Loan, as the case may be, for the period from the date of such event to the last day of the then current Interest Period or Swingline Loan Period therefor (or in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period or Swingline Loan Period for such Loan) (excluding any Applicable Margin) less (y) the amount of interest (as reasonably determined by such Lender) that would accrue on the principal amount of such Loan for the same period if the Adjusted LIBO Rate or Swingline Quoted Rate, as the case may be, were set on the date such Loan was prepaid or converted or the date on which the Borrower failed to borrow, convert or continue such Loan, provided that such Lender shall have
                                          --------
delivered to the Borrower a certificate setting forth in reasonable detail its calculation as to any additional amount payable under this Section 2.19
                                                                   -------------
submitted to the Borrower by any Lender (with a copy to the Administrative Agent) shall be conclusive, absent manifest error.

     Section 2.20. Taxes.
                   -----

     (a) Any and all payments by or on account of any obligation of the Borrower hereunder shall be made free and clear of and without deduction for any
Indemnified  Taxes or  Other  Taxes;  provided,  that if the  Borrower  shall be
                                      --------
required to deduct any Indemnified Taxes or Other Taxes from such payments, then
(i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable or attributable to additional sums payable under this Section) the Administrative Agent, any Lender or the Issuing Bank (as the case may be) shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

     (b) The Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

     (c) The Borrower shall indemnify the Administrative Agent, each Lender and the Issuing Bank, within ten (10) Business Days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes imposed or asserted by any Governmental Authority paid where due by the Administrative Agent, such Lender or the Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Bank, shall be conclusive absent manifest error.

     (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment, or other evidence of such payment reasonably satisfactory to the Administrative Agent.

     (e) Any Non-U.S. Lender that is entitled to an exemption from or reduction of withholding tax under the Code or any treaty to which the United States is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate. Without limiting the generality of the foregoing, each Non-U.S. Lender agrees that it will deliver to the Administrative Agent and the Borrower (or in the case of a Participant, to the Lender from which the related participation shall have been purchased), as appropriate, two (2) duly completed copies of (i) Internal Revenue Service Form W-8 ECI, or any successor form thereto, certifying that the payments received from the Borrower hereunder are effectively connected with such Non-U.S. Lender's conduct of a trade or business in the United States,
(ii) Internal Revenue Service Form W-8 BEN, or any successor form thereto, certifying that such Non-U.S. Lender is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest, (iii) Internal Revenue Service Form W-8 BEN, or any successor form prescribed by the Internal Revenue Service, together with a certificate (A) establishing that the payment to the Non-U.S. Lender qualifies as "portfolio interest" exempt from U.S. withholding tax under Code section 871(h) or 881(c), and (B) stating that (1) the Non-U.S. Lender is not a bank for purposes of Code section 881(c)(3)(A), or the obligation of the
Borrower  hereunder  is not,  with  respect  to  such  Non-U.S.  Lender, a loan agreement entered into in the ordinary course of its trade or business, within the meaning of that section, (2) the Non-U.S. Lender is not a 10%
shareholder  of the  Borrower  within the meaning of Code  section  871(h)(3) or
881(c)(3)(B), and (3) the Non-U.S. Lender is not a controlled foreign corporation that is related to the Borrower within the meaning of Code section 881(c)(3)(C), or (iv) such other Internal Revenue Service forms as may be applicable to the Non-U.S. Lender, including Forms W-8 IMY or W-8 EXP. Each such Non-U.S. Lender shall deliver to the Borrower and the Administrative Agent such forms on or before the date that it becomes a party to this Agreement (or in the case of a Participant, on or before the date such Participant purchases the related participation). In addition, each such Non-U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender. Each such Non-U.S. Lender shall promptly notify the Borrower and the Administrative Agent at any time that it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower (or any other form of certification adopted by the Internal Revenue Service for such purpose).

     (f) If the Administrative Agent, any Lender or the Issuing Bank receives a refund in respect of Taxes for which the Borrower has made additional payments pursuant to this Section 2.20, the Administrative Agent, Lender or the Issuing
                 ------------
Bank, as the case may be, shall promptly pay such refund (together with any interest with respect thereto received from the relevant Governmental Authority) to the Borrower (but only to the extent of additional payments actually made by the Borrower pursuant to this Section 2.20 with respect to the Indemnified Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent, Issuing Bank or applicable Lender, as the case may be, with respect thereto, provided, that the Borrower agrees promptly to return such refund (together with any interest and penalties (other than penalties imposed on the Administrative Agent, Issuing Bank, or Applicable Lender, as the case may be, in respect of a filing determined by the relevant Governmental Authority to have been made by such Person in bad faith and without the consent or approval of the Borrower) with respect thereto due to the relevant Governmental Authority) (free of all Indemnified Taxes or Other Taxes) to the Administrative Agent, the applicable Lender or the Issuing Bank, as the case may be, upon receipt of a notice that such refund is required to be repaid to the relevant Governmental Authority. Notwithstanding anything to the contrary contained in this Section 2.20(f), none of the Administrative Agent, Issuing Bank or the Lenders shall have any obligation to disclose to the Borrower any of such Person's books, records, tax filings or any other information relating to its Taxes that it deems confidential.

     Section 2.21. Payments Generally; Pro Rata Treatment; Sharing of Set-offs.
                   -----------------------------------------------------------

     (a)  The  Borrower  shall  make  each  payment  required  to be  made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.18, 2.19 or 2.20, or
                                               -------------   ----    ----
otherwise) prior to 1:00 p.m. (Atlanta, Georgia time), on the date when due, in immediately available funds, free and clear of any defenses, rights of set-off, counterclaim, or withholding or deduction of taxes. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at the Payment Office, except (i) payments to be made directly to the Issuing Bank or Swingline Lender as expressly provided herein, and (ii) that payments pursuant to Sections 2.18, 2.19 and 2.20 and 10.3 shall
                                    -------------   ----     ----
be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding

Business Day, and, in the case of any payment accruing interest, interest thereon shall be made payable for the period of such extension. All payments hereunder shall be made in Dollars.

     (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied
(i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

     (c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Revolving Loans or participations in LC Disbursements or Swingline Loans that would result in such Lender receiving payment of a greater proportion of the aggregate amount of its Revolving Loans and participations in LC Disbursements and Swingline Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Revolving Loans and participations in LC Disbursements and Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Loans and participations in LC Disbursements and Swingline Loans; provided, that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and
(ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Revolving Loans or participations in LC Disbursements and Swingline Loans to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

     (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount or amounts due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with then-current banking industry practices on interbank compensation.

     (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.6(b), 2.21(d), 2.23, or 10.3(d), then the Administrative
            -------------    ------    ----     ------
Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

     (f) The Borrower shall not be required to compensate or indemnify a Lender pursuant to Sections 2.18, 2.19 or 2.20 for any increased costs loss, cost or
            -------------   ----    ----
any other expense incurred more than one year prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs loss, cost or any other expense and of such Lender's intention to claim compensation therefore; provided further that, if a Change in Law giving rise to
                        -------- -------
such increased costs loss, cost or any other expense is retroactive, then the one year period referred to above shall be extended to include the period of retroactive effect thereof.

     Section  2.22.   Mitigation  of   Obligations.   If  any  Lender   requests
                      ----------------------------
compensation  under  Section  2.18,  or if the  Borrower  is required to pay any
                     -------------
additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.20, then such Lender shall use reasonable
                         -------------
efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the good faith judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable under Section 2.18 or Section 2.20, as the case may be, in the future, and (ii)
      ------------    ------------
would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all costs and expenses incurred by any Lender in connection with such designation or assignment.

     Section 2.23. Letters of Credit.
                   -----------------

     (a) During the Availability Period, the Issuing Bank, in reliance upon the agreements of the other Lenders pursuant to this Section 2.23, agrees to issue,
                                                 ------------
at the request of the Borrower, Letters of Credit for the account of the Borrower on the terms and conditions hereinafter set forth; provided, that (i)
                                                             --------
each Letter of Credit shall expire not later than the earlier of (x) the date one year after the date of issuance of such Letter of Credit (or in the case of any renewal or extension thereof, one year after such renewal or extension), and
(y) the date that is five (5) Business Days prior to the Revolving Commitment Termination Date, (ii) each Letter of Credit shall be in a stated amount of at least $1,000,000, and (iii) the Borrower may not request any Letter of Credit, if, after giving effect to such issuance (A) the aggregate LC Exposures of all Lenders would exceed the LC Commitment, or (B) the aggregate Revolving Credit Exposures of all Lenders would exceed the Aggregate Revolving Commitment Amount. Upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Bank without recourse a participation in such Letter of Credit equal to such Lender's Pro Rata Share of the aggregate amount available to be drawn under such Letter of Credit. Each issuance of a Letter of Credit shall be deemed to utilize the Revolving Commitment of each Lender by an amount equal to the amount of such participation. Any Letter of Credit may provide for automatic renewal for additional subsequent periods of 12-months (but in no event to a date which is later than five (5) Business Days prior to the Revolving Commitment Termination Date).

     (b) To request the issuance of a Letter of Credit (or any amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall give the Issuing Bank and the Administrative Agent irrevocable written notice substantially in the form of Exhibit 2.23 attached hereto (an "LC Notice") at least three (3) Business Days prior to the requested date of such issuance specifying the date (which shall be a Business Day) such Letter of Credit is to be issued (or amended, extended or renewed, as the case may be), the expiration date of such Letter of Credit, the amount of such Letter of Credit , the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. In addition to the satisfaction of the conditions in Article III, the issuance of such Letter of Credit (or any amendment which increases the amount of such Letter of Credit) will be subject to the further conditions that (i) such Letter of Credit shall be in such form and contain such terms as the Issuing Bank shall approve, and (ii) the Borrower shall have executed and delivered any additional applications, agreements and instruments relating to such Letter of Credit as the Issuing Bank shall reasonably require; provided, that in the event of any
                                             --------
conflict between such applications, agreements or instruments and this Agreement, the terms of this Agreement shall control.

     (c) At least two Business Days prior to the issuance of any Letter of Credit, the Issuing Bank will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received such notice and if not, the Issuing Bank will provide the Administrative Agent with a copy thereof. Unless the Issuing Bank has received notice from the Administrative Agent on or before the Business Day immediately preceding the date the Issuing Bank is to issue the requested Letter of Credit directing the Issuing Bank not to issue the Letter of Credit because such issuance is not then permitted hereunder because of the limitations set forth in Section 2.23(a) or that one or
                                                  --------------
more conditions specified in Article III are not then satisfied, then, subject to the terms and conditions hereof, the Issuing Bank shall, on the requested date, issue such Letter of Credit in accordance with the Issuing Bank's usual and customary business practices.

     (d) The Issuing Bank shall examine all documents purporting to represent a demand for payment under a Letter of Credit promptly following its receipt thereof. The Issuing Bank shall notify the Borrower and the Administrative Agent of such demand for payment and whether the Issuing Bank has made or will make a LC Disbursement thereunder; provided, that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Bank and the Lenders with respect to such LC Disbursement. The Borrower shall be irrevocably and unconditionally obligated to reimburse the Issuing Bank for any LC Disbursements paid by the Issuing Bank in respect of such drawing no later than one (1) Business Day after the date designated for payment of the LC Disbursement in the notice provided to the Borrower (together with interest thereon from the date of payment of such LC Disbursements at the rate then applicable to Base Rate Loans), without presentment, demand or other formalities of any kind. Unless the Borrower shall have notified the Issuing Bank and the Administrative Agent prior to 12:00 noon on the Business Day immediately prior to the date on which such drawing is honored that the Borrower intends to reimburse the Issuing Bank for the amount of such drawing in funds other than from the proceeds of Revolving Loans, the Borrower shall be deemed to have timely given a Notice of Borrowing to the Administrative Agent requesting the Lenders to make a Base Rate Borrowing on the date on which such drawing is honored in an exact amount due to the Issuing Bank; provided, that for purposes solely of such Borrowing, the
                   --------
conditions  precedent  set forth in Section 3.2 hereof shall not be  applicable.
                                    -----------
The Administrative Agent shall notify the Lenders of such Borrowing in accordance with Section 2.3, and each Lender shall make the proceeds of its Base
                -----------
Rate Loan included in such Borrowing available to the Administrative Agent for the account of the Issuing Bank in accordance with Section 2.6. The proceeds of such Borrowing shall be applied directly by the Administrative Agent to reimburse the Issuing Bank for such LC Disbursement.

     (e) If for any reason a Base Rate Borrowing may not be made in accordance with the foregoing provisions, then each Lender (other than the Issuing Bank) shall be obligated to fund the participation that such Lender purchased pursuant to subsection (a) in an amount equal to its Pro Rata Share of such LC Disbursement on and as of the date which such Base Rate Borrowing should have occurred. Each Lender's obligation to fund its participation shall be absolute and unconditional and shall not be affected by any circumstance, including without limitation (i) any setoff, counterclaim, recoupment, defense or other right that such Lender or any other Person may have against the Issuing Bank or any other Person for any reason whatsoever, (ii) the existence of a Default or an Event of Default or the termination of the Aggregate Revolving Commitments,
(iii) any adverse change in the condition (financial or otherwise) of the Borrower or any of its Subsidiaries, (iv) any breach of this Agreement by the Borrower or any other Lender, (v) any amendment, renewal or extension of any Letter of Credit, or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. On the date that such participation is required to be funded, each Lender shall promptly transfer, in immediately available funds, the amount of its participation to the Administrative Agent for the account of the Issuing Bank. Whenever, at any time after the Issuing Bank has received from any such Lender the funds for its participation in a LC Disbursement, the Issuing Bank (or the Administrative Agent on its behalf) receives any payment on account thereof, the Administrative Agent or the Issuing Bank, as the case may be, will distribute to such Lender its Pro Rata Share of such payment; provided, that if such payment is required
                                     --------
to be returned for any reason to the Borrower or to a trustee, receiver, liquidator, custodian or similar official in any bankruptcy or other insolvency proceeding, such Lender will return to the Administrative Agent or the Issuing Bank any portion thereof previously distributed by the Administrative Agent or the Issuing Bank to it.

     (f) To the extent that any Lender shall fail to pay any amount required to be paid pursuant to paragraph (d) of this Section 2.23 on the due date therefor,
                                          ------------
such Lender shall pay interest to the Issuing Bank (through the Administrative Agent) on such amount from such due date to the date such payment is made at a rate per annum equal to the Federal Funds Rate; provided, that if such Lender
                                                  --------
shall fail to make such payment to the Issuing Bank within three (3) Business Days of such due date, then, retroactively to the due date, such Lender shall be obligated to pay interest on such amount at the interest rate set forth in
Section 2.13(b).
--------------

     (g) If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Lenders demanding the deposit of cash collateral pursuant to this paragraph, or as otherwise required pursuant to Section 2.12, the Borrower shall deposit in an
                                 ------------
account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Issuing Bank and the Lenders, an amount in cash equal to the aggregate LC Exposures of all Lenders as of such date plus any accrued and unpaid fees thereon; provided, that the obligation to deposit such cash
                           --------
collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in subsection  (g) or (h) of  Section  8.1.  Such  deposit  shall  be  held  by the
                           ------------
Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Borrower agrees to execute any documents and/or certificates to effectuate the intent of this paragraph. Other than any interest earned on the investment of such deposits, which investments shall be made at the reasonable discretion of the Administrative Agent and at the Borrower's risk and expense, such deposits shall not bear interest. Interest and profits, if any, on such investments shall accumulate in such account. Moneys in such account shall applied by the Administrative Agent to reimburse the Issuing Bank and the Lenders, as the case may be, for LC Disbursements for which no reimbursement has been made and to the extent so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the aggregate LC Exposures of all Lenders at such time or, if the maturity of the Loans has been accelerated, with the consent of the Required Lenders, be applied to satisfy other obligations of the Borrower under this Agreement. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not so applied as aforesaid) shall be returned to the Borrower with three Business Days after all Events of Default have been cured or waived.

     (h) The Borrower's obligation to reimburse LC Disbursements hereunder shall be absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement under all circumstances whatsoever and irrespective of any of the following circumstances:

          (i) Any lack of validity or enforceability of any Letter of Credit or this Agreement;

          (ii) The existence of any claim, set-off, defense or other right which the Borrower or any Subsidiary or Affiliate of the Borrower may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons or entities for whom any such beneficiary or transferee may be acting), any Lender (including the Issuing Bank) or any other Person, whether in connection with this Agreement or the Letter of Credit or any document related hereto or thereto or any unrelated transaction (it being understood that the foregoing shall not be deemed to preclude the initiation and prosecution to conclusion by the Borrower, in a separate legal proceeding, of any claim for damages against any Person in respect of liability arising from such Person's gross negligence or willful misconduct);

          (iii) Any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect;

          (iv) Payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document to the Issuing Bank that does not comply with the terms of such Letter of Credit;

          (v) Any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower's obligations hereunder; or

          (vi) The existence of a Default or an Event of Default.

Neither the Administrative Agent, the Issuing Bank, the Lenders nor any Related Party of any of the foregoing shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to above), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided, that the foregoing shall not be construed to excuse the Issuing Bank
--------
from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent not prohibited by applicable law) suffered by the Borrower that are caused by the Issuing Bank's failure to exercise care when determining whether drafts or other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree, that in the absence of gross negligence or willful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented that appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

     (i) Each Letter of Credit shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be amended from time to time, and, to the extent not inconsistent therewith, the governing law of this Agreement set forth in Section 10.5.
             ------------

     (j) The parties acknowledge and agree that the Existing Letter of Credit shall, for all purposes of this Agreement and the other Loan Documents, be deemed to be a Letter of Credit to the same extent and with the same effect as if such Existing Letter of Credit had been issued as a Letter of Credit pursuant to this Section 2.23 on the Closing Date.
        ------------

                                  ARTICLE III

               CONDITIONS PRECEDENT TO LOANS AND LETTERS OF CREDIT
               ---------------------------------------------------

     Section 3.1.  Conditions To  Effectiveness.  The obligations of the Lenders
                   ----------------------------
(including the Swingline Lender) to make Loans and the obligation of the Issuing Bank to issue any Letter of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.2):
                ------------

     (a) The Administrative Agent shall have received all fees and other amounts due and payable to the Administrative Agent and the Lenders on or prior to the Closing Date, including reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel to the Administrative Agent) required to be reimbursed or paid by the Borrower hereunder, under any other Loan Document and under any agreement with the Administrative Agent or SunTrust Robinson Humphrey Capital Markets, a division of SunTrust Capital Markets, Inc., as Sole Lead Arranger. The Administrative Agent shall provide the Borrower with an estimate of all such fees incurred through the Closing Date and other amounts due and payable at closing no later than 2 Business Days prior to the Closing Date; provided, however, that the
                                                   --------   -------
failure of any additional reasonable fees or other reasonable amounts to be included in such estimate shall not relieve the Borrower of its obligations to pay all such amounts after the Closing Date upon presentation of applicable statements or invoices therefor.

     (b) The Administrative Agent shall have received the following (except to the extent otherwise expressly provided in the Post-Closing Agreement):

          (i) a counterpart of this Agreement signed by or on behalf of each party hereto or written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement;

          (ii) a duly executed Note payable to each Lender requesting such Note;

          (iii) the duly executed Guaranty Agreement and Contribution Agreement;

          (iv) evidence that the Borrower's Existing Credit Agreement and Existing Synthetic Leases and related financing agreements and collateral instruments are being terminated and released, that all interest, fees, principal, rents, and other amounts owing under the Existing Synthetic
     Leases and related financing agreements through the Closing Date will be paid in full from the initial Loans, and that title to all real and personal property subject to the Existing Synthetic Leases has been conveyed to the Mortgagors executing and delivering the respective Mortgages to the Collateral Agent, all such conveyances and releases to be in form satisfactory to the Administrative Agent, together with evidence reasonably satisfactory to the Administrative Agent that arrangements have been made for the recording of such conveyances and releases and payment of all filing and recording fees, costs, and expenses, including all transfer taxes and other amounts payable in respect thereof;

          (v) the duly executed Collateral Documents, together with evidence satisfactory to the Administrative Agent that arrangements have been made for the recording of such Collateral Documents as applicable and payment of all filing and recording fees, costs, and expenses, including all mortgage, documentary stamp, intangibles and other taxes and amounts in respect thereof;

          (vi) with respect to each of the Mortgaged Non-Retail Properties, a current ALTA ACSM as-built survey of such property which includes the Minimum Standard Detail Requirements adopted by ALTA and ACSM in 1999, prepared by a land surveyor registered and licensed in the State where the applicable Mortgaged Non-Retail Property is located, together with the certificate of such land surveyor, in form and substance satisfactory to the Administrative Agent; and with respect to each of the Mortgaged Retail Properties, the existing boundary survey of such property;

          (vii) fully paid ALTA mortgagee title insurance policies in form and substance acceptable to the Administrative Agent (in each case including such endorsements and affirmative coverages as the Administrative Agent shall specify) in respect of each of the Mortgaged Properties, issued by a title insurance company reasonably acceptable to the Administrative Agent and insuring the Collateral Agent's lien on and security title to the Mortgaged Property as a valid first priority lien and security title therein, subject only to such encumbrances and exceptions as may be approved by the Administrative Agent; provided that the mortgagee's title
                                             --------
     insurance policy may be delivered after the Closing Date if on the Closing Date the title insurance company delivers to the Administrative Agent currently effective duly executed "marked up" title insurance commitments and irrevocably commits in writing to issue the mortgagee's title insurance policies in the form of the "marked up" title insurance commitments promptly after the Closing Date;

          (viii) copies of the zoning letters and/or certificates of occupancy issued in respect of each of the Mortgaged Properties;

          (ix) with respect to each of the Mortgaged Properties, copies of the Phase I and, if applicable, Phase II Environmental Site Assessment Report obtained at the time such property was acquired for lease to the Borrower or its Subsidiaries pursuant to the Existing Synthetic Leases, all in form and substance reasonably satisfactory to the Administrative Agent;

          (x) certificates of insurance, all in form and detail acceptable to the Administrative Agent, describing the types and amounts of insurance (property and liability) covering the properties of the Borrower and its Subsidiaries, and in each case with respect to insurance relating to the Mortgaged Properties, naming the Collateral Agent as mortgagee/loss payee or additional insured, as the case may be, together with a lender's loss payable endorsement in form and substance satisfactory to the Administrative Agent;

          (xi) the duly executed agreement of the Development Authority consenting to the Mortgage on the leasehold title and interest in the Headquarters Property and joining in the grant of such Mortgage for purposes of subordinating and subjecting the Development Authority's title therein to the Mortgage;

          (xii) a certificate of the Secretary or Assistant Secretary of each Loan Party, attaching and certifying copies of its bylaws and of the resolutions of its board of directors, or other comparable governing documents and authorizations, authorizing the execution, delivery and performance of the Loan Documents to which it is a party and certifying the name, title and true signature of each officer of such Loan Party executing the Loan Documents to which it is a party;

          (xiii) certified copies of the articles of incorporation or other organizational documents of each Loan Party, together with certificates of good standing or existence, as may be available from the Secretary of State of the jurisdiction of incorporation or formation of such Loan Party and each other jurisdiction where such Loan Party is required to be qualified to do business as a foreign corporation;

          (xiv) the  favorable  written  opinions of (i) Paul,  Frank & Collins,
     (ii) Bass, Berry & Sims, (iii) Frost Brown Todd, and (iv) Debevoise & Plimpton, each as counsel to the Loan Parties, addressed to the Administrative Agent, the Issuing Bank, and each of the Lenders, and covering such matters relating to the Loan Parties, the Loan Documents and the transactions contemplated therein as the Administrative Agent or the Required Lenders shall reasonably request;

          (xv) the favorable written opinions of local counsel for the Lenders engaged by the Administrative Agent in each of the jurisdictions where the Mortgaged Properties are located, addressed to the Administrative Agent, the Issuing Bank, and each of the Lenders, and covering such matters relating to the Collateral Documents and other matters relating to the Mortgaged Properties and the transactions contemplated in the Loan Documents as the Administrative Agent or the Required Lenders shall reasonably request;

          (xvi)  a  certificate,   dated  the  Closing  Date  and  signed  by  a
     Responsible Officer, confirming compliance with the conditions set forth in paragraphs (a), (b) and (c) of Section 3.2;
                                    -----------

          (xvii) evidence satisfactory to the Administrative Agent that no withdrawal of the Borrower's Moody's Rating or S&P Rating has occurred after March 11, 2002;

          (xviii) evidence satisfactory to the Administrative Agent that the Borrower's actual Consolidated EBITDAR for the Fiscal Year ending February 1, 2002, as reflected in Borrower's audited year-end financial statements, was not less than $669,000,000;

          (xix) a certified copy of the Indenture and all modifications and amendments thereto;

          (xx) a duly executed Notice of Borrowing;

          (xxi) a duly executed funds disbursement agreement;

          (xxii) certified copies of all consents, approvals, authorizations, registrations and filings and orders required or advisable to be made or obtained under any Requirement of Law, or by any Contractual Obligation of each Loan Party, in connection with the execution, delivery, performance, validity and enforceability of the Loan Documents or any of the transactions contemplated thereby, and such consents, approvals, authorizations, registrations, filings and orders shall be in full force and effect and all applicable waiting periods shall have expired;

          (xxiii) copies of the consolidated financial statements of Borrower and its Subsidiaries for the 2000 and 2001 Fiscal Years, including balance sheets, income and cash flow statements audited by independent public accountants of recognized national standing and prepared in conformity with GAAP and such other financial information as the Administrative Agent may reasonably request; and

          (xxiv) the duly executed Post-Closing Agreement.

     (c) The Borrower and all other parties thereto shall have executed and delivered the 364-Day Credit Agreement, which shall be in form and substance satisfactory to the Administrative Agent and the Required Lenders, and the Administrative Agent and the Required Lenders shall have received certified copies thereof, together with evidence that all conditions precedent to the effectiveness thereof have been satisfied and all transactions contemplated by the 364-Day Credit Agreement have been consummated.

     Section 3.2.  Each Credit  Event.  The  obligation of each Lender to make a
                   ------------------
Loan on the occasion of any Borrowing (other than a Borrowing consisting solely of a continuation or a conversion of a Borrowing already then outstanding) and of the Issuing Bank to issue, amend, renew or extend any Letter of Credit is subject to the satisfaction of the following conditions:

     (a) at the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default or Event of Default shall exist; and

     (b) all representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects on and as of the date of such Borrowing or the date of issuance, amendment, extension or renewal of such Letter of Credit, in each case before and after giving effect thereto;

     (c) since the date of the audited financial statements of the Borrower described in Section 4.4, there shall have been no change which has had or is reasonably likely to have a Material Adverse Effect; and

     (d) the Administrative Agent shall have received such other documents, certificates, information or legal opinions as the Administrative Agent or the Required Lenders may reasonably request, all in form and substance reasonably satisfactory to the Administrative Agent.

Each Borrowing and each issuance, amendment, extension or renewal of any Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in paragraphs (a), (b) and (c) of this Section 3.2.

     Section  3.3.   Delivery  of   Documents.   All  of  the  Loan   Documents,
                     ------------------------
certificates,  legal opinions and other documents and papers referred to in this
Article III, unless otherwise specified, shall be delivered to the Administrative Agent for the account of each of the Lenders and, except for the Notes, in sufficient counterparts or copies for each of the Lenders, and shall be in form and substance satisfactory in all respects to the Administrative Agent.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     The Borrower represents and warrants to the Administrative Agent and each Lender as follows:

     Section 4.1.  Existence;  Power.  Except as described on Schedule  4.1, the
                   -----------------                          -------------
Borrower and each of its Subsidiaries (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization,
(ii) has all requisite corporate or other organizational power and authority to carry on its business as now conducted, and (iii) is duly qualified to do business, and is in good standing, in each jurisdiction where such qualification is required, except where a failure to be so qualified is not reasonably likely to result in a Material Adverse Effect.

     Section 4.2. Organizational Power; Authorization.  The execution,  delivery
                  -----------------------------------
and performance by each Loan Party of the Loan Documents to which it is a party are within such Loan Party's organizational powers and have been duly authorized by all necessary organizational action, including if required, action of its stockholders, partners, members, or other owners, as the case may be. This Agreement and each other Loan Document have been duly executed and delivered by the Borrower and the other Loan Parties, as the case may be, and constitute valid and binding obligations of the Borrower or such Loan Party (as the case may be), enforceable against it in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

     Section 4.3. Governmental Approvals; No Conflicts. The execution,  delivery
                  ------------------------------------
and performance by the Borrower of this Agreement, and by each Loan Party of the other Loan Documents to which it is a party (i) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect (ii) will not violate any applicable law, rule or regulation or the charter, by-laws or other organizational documents of the Borrower or any of its Subsidiaries or any judgment, order or ruling of any Governmental Authority,
(iii) will not violate or result in a default under the Indenture or any other indenture, mortgage, loan or credit agreement, lease or financing agreement, or other material agreement or instrument binding on the Borrower or any of its Subsidiaries or any of its assets or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, and (iv) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries, except Liens (if any) created under the Loan Documents.

     Section 4.4.  Financial  Statements.  The  Borrower  has  furnished to each
                   ---------------------
Lender (i) the audited consolidated balance sheet of the Borrower and its Subsidiaries as of February 1, 2002 and the related consolidated statements of income, shareholders' equity and cash flows for the Fiscal Year then ended prepared by Ernst & Young LLP, and (ii) the unaudited consolidated balance sheet of the Borrower and its Subsidiaries as at May 3, 2002, and the related unaudited consolidated statements of income and cash flows for the Fiscal Quarter and year-to-date period then ending, certified by a Responsible Officer. Such financial statements fairly present in all material respects the consolidated financial condition of the Borrower and its Subsidiaries as of such dates and the consolidated results of operations for such periods in conformity with GAAP consistently applied, subject to year-end audit adjustments and the absence of notes in the case of the statements referred to in clause (ii). None of the Borrower or its Subsidiaries has any material contingent obligations or liabilities, or material liabilities for known taxes, long-term leases or unusual forward or long-term commitments required by GAAP to be reflected in the foregoing financial statements or the notes thereto that are not so reflected. Since February 1, 2002 through the Closing Date, there have been no changes with respect to the Borrower and its Subsidiaries which have had or are reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

     Section 4.5. Litigation and Environmental Matters.
                  ------------------------------------

     (a)  Except  as  may  be   disclosed  on  Schedule   4.5,  no   litigation,
                                               --------------
investigation or proceeding of or before any arbitrators, courts or other Governmental Authorities is pending against or, to the knowledge of the
Borrower, threatened against or affecting the Borrower or any of its Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination that is reasonably likely to materially impair the value of any Mortgaged Property or otherwise have, either individually or in the aggregate, a Material Adverse Effect, or (ii) that in any manner draws into question the validity or enforceability of this Agreement or any other Loan Document.

     (b) Neither the Borrower nor any of its Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become the subject of any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability, which in the case of any Mortgaged Non-Retail Property is reasonably likely to materially impair the value of such property, or in the case of any Mortgaged Retail Properties is reasonably likely to, individually or in the aggregate, result in a Material Adverse Effect.

     Section 4.6.  Compliance  with Laws. The Borrower and each Subsidiary is in
                   ---------------------
compliance with all applicable laws, rules, regulations, judgments and orders of any Governmental Authority except where non-compliance, either individually or in the aggregate, is not reasonably likely to result in a Material Adverse Effect.

     Section 4.7.  Investment  Company Act, Etc. Neither the Borrower nor any of
                   ----------------------------
its Subsidiaries is (i) an "investment company" or is "controlled" by an "investment company", as such terms are defined in, or subject to regulation under, the Investment Company Act of 1940, as amended, or (ii) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935, as amended, which prohibits its ability to incur or consummate the transactions contemplated hereby, and neither the Borrower nor any Subsidiary is otherwise subject to any other regulatory limitations of any Governmental Authority affecting its ability to incur or guarantee debt as contemplated hereby or by any other Loan Document.

     Section 4.8. Taxes.  (a) The Borrower and its  Subsidiaries  and each other
                  -----
Person for whose taxes the Borrower or any Subsidiary could become liable have timely filed or caused to be filed all Federal and state tax returns (except as noted in this Section 4.8) and all other material tax returns that are required to be filed by them, and have paid all taxes (other than local and municipal taxes and assessments in an aggregate amount not to exceed $1,000,000) shown to be due and payable on such returns or on any assessments made against it or its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority, except where the same are currently being contested in good faith by appropriate proceedings and for which the Borrower or such Subsidiary, as the case may be, has set aside on its books adequate reserves in accordance with GAAP. As of the Closing Date, the charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of such taxes are adequate, and no tax liabilities that could be materially in excess of the amount so provided are anticipated.

     (b) The Borrower and its Subsidiaries have not filed their federal, state and local income, franchise and excise tax returns for the Fiscal Year ended February 2, 2001. Based on their preliminary analysis of their tax liability for such year, the Borrower and its Subsidiaries reasonably believe that no material amounts will be owed with the filing of those returns, and the Borrower and its Subsidiaries have paid all estimated taxes for such year. The Borrower and its Subsidiaries have properly extended the time for filing and have made or will make arrangements for filing in a timely manner, their federal, state and local income, franchise and excise tax returns for the Fiscal Year ended February 1, 2002 and have paid all estimated taxes for such year.

     Section 4.9. Margin  Regulations.  None of the proceeds of any of the Loans
                  -------------------
will be used for "purchasing" or "carrying" any "margin stock" with the respective meanings of each of such terms under Regulation U of the Board of Governors of the Federal Reserve System, as the same may be in effect from time to time and any successor regulation, or for any purpose that would result in a violation of the provisions of Regulation U. If requested by the Administrative Agent or any Lender, the Borrower will furnish the requesting party a statement to the foregoing effect in conformity with the requirements of Regulation U.

     Section 4.10.  ERISA.  Except as may be disclosed on Schedule  4.10:
                    -----                                           ----

     (a) None of the Borrower or its Subsidiaries or their respective ERISA Affiliates maintains or contributes to, or has during the past five (5) years maintained or contributed to, any Plan that is subject to Title IV of ERISA;

     (b) Each Plan maintained by the Borrower or any of its Subsidiaries or their respective ERISA Affiliates has at all times been maintained, by their terms and in operation, in compliance with all applicable laws, and none of such Persons are subject to tax or penalty with respect to any such Plan, including without limitation, any tax or penalty under Title I or Title IV of ERISA or under Chapter 43 of the Code, or any tax or penalty resulting from a loss of deduction under Sections 162, 401, or 419 of the Code, where the failure to comply with such laws, and such taxes and penalties, taken as a whole with all other liabilities referred to in this Section 4.10, is in the aggregate
                                           -------------
reasonably likely to have a Material Adverse Effect;

     (c) Neither the Borrower nor any of its Subsidiaries is subject to liabilities (including Withdrawal Liabilities) with respect to any of its Plans or the Plans of any of its ERISA Affiliates, including without limitation, any liabilities arising from Title I or Title IV of ERISA, other than obligations to fund benefits under an on-going Plan and to pay current contributions, expenses and premiums with respect to such Plans, where such liabilities, taken as a whole with all other liabilities referred to in this Section 4.10, is in the
                                                       -------------
aggregate reasonably likely to have a Material Adverse Effect;

     (d) The Borrower and its Subsidiaries and, with respect to any Plan that is subject to Title IV of ERISA, each of their respective ERISA Affiliates, have made full and timely payment of all amounts (i) required to be contributed under the terms of each Plan and applicable law, and (ii) required to be paid as expenses of each Plan, where the failure to pay such amounts (when taken as a whole, including any penalties attributable to such amounts) is reasonably likely to have a Material Adverse Effect. No Plan subject to Title IV of ERISA has an "amount of unfunded benefit liabilities" (as defined in Section 4001(a)(18) of ERISA), determined as if such Plan terminated on any date on which this representation and warranty is deemed made, in any amount which, taken as a whole with all other liabilities referred to in this Section 4.10, is
                                                                ------------
reasonably likely to have a Material Adverse Effect if such amount were then due and payable. Neither the Borrower nor any of its Subsidiaries is subject to liabilities with respect to post-retirement medical benefits in any amounts which, taken as a whole with all other liabilities referred to in this Section
                                                                         -------
4.10,  could have a Material  Adverse  Effect if such  amounts were then due and
----
payable; and

     (e) No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, is reasonably likely to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of all such underfunded Plans.

     Section 4.11. Ownership of Property.
                   ---------------------

     (a) Each of the Borrower and its Subsidiaries has good and marketable fee simple title to, or a valid leasehold interest in, all of its real property, and good title to or valid leasehold interest in all of its personal property and other assets, all as such real and personal property and assets are reflected in the consolidated balance sheet of the Borrower described in clause (ii) of Section 4.4, except for
                                                       ------------
properties or assets disposed of in the ordinary course of business since such date or as otherwise permitted by the terms of this Agreement and where the failure to hold such title, leasehold or possession is not reasonably likely to have a Material Adverse Effect, and the Borrower and its Subsidiaries enjoy peaceful and undisturbed possession under all of their respective leases of real and personal property, except where the failure to enjoy peaceful and undisturbed possession is not reasonably likely to have a Material Adverse Effect. None of such real or personal property or other assets is subject to any Liens which secure obligations in excess of $250,000 individually or $5,000,000 in the aggregate as of the Closing Date except as described on Schedule 7.2 or other Permitted Encumbrances.

     (b) Each of the Borrower and its Subsidiaries owns, or is licensed, or otherwise has the right, to use, all patents, trademarks, service marks, tradenames, copyrights, franchises, licenses, and other intellectual property material to its business, and the use thereof by the Borrower and its Subsidiaries does not infringe on the rights of any other Person, except for any such infringements that, individually or in the aggregate, is not reasonably likely to have a Material Adverse Effect.

     Section  4.12.  Insurance.  The  Borrower  and its  Subsidiaries  currently
                     ---------
maintain, and have maintained at all times during the previous five years, such insurance with respect to their properties and business with financially sound and reputable insurers, in such amounts and having such coverages against losses and damages which the Borrower in the exercise of its reasonable prudent business judgment has determined to be necessary to prevent the Borrower and its Subsidiaries from experiencing a loss that is reasonably likely to have a Material Adverse Effect. The Borrower and its Subsidiaries have paid all material insurance premiums now due and owing with respect to such insurance policies and coverages, and such policies and coverages are in full force and effect.

     Section  4.13.  Disclosure.  As of  the  Closing  Date,  the  Borrower  has
                     ----------
identified in a certificate delivered to the Administrative Agent on the Closing Date (i) all agreements, instruments, and corporate or other restrictions to which the Borrower or any of its Subsidiaries is subject where the breach of any such agreements, instruments, and corporate or other restrictions is reasonably likely to result in a Material Adverse Effect, (ii) all agreements, instruments and corporate or other restrictions to which the Borrower or any of its Subsidiaries is subject when performed by their respective terms are reasonably likely to result in a Material Adverse Effect, (iii) and all other matters known to any of them, that, individually or in the aggregate, is reasonably likely to result in a Material Adverse Effect. Neither the information furnished by the Borrower for inclusion in the Information Memorandum nor any of the reports (including without limitation all reports that the Borrower is required to file with the Securities and Exchange Commission), financial statements, certificates or other information furnished by or on behalf of the Borrower to the Administrative Agent or any Lender in connection with the negotiation or syndication of this Agreement or any other Loan Document (including without limitation,  all  information  furnished  or made  available  in  respect of the
Shareholder Settlements and the SEC Investigation) or otherwise delivered hereunder or thereunder (as modified or supplemented by any other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, taken as a whole, in light of the circumstances under which they were made, not misleading. It is understood that no representation or warranty is made concerning any forecasts, estimates, pro forma information, projections and statements as to anticipated future performance or conditions contained in any such financial statements, certificates or documents except that as of the date such forecasts, estimates, pro forma information, projections and statements were generated, (i) such
--- -----
forecasts,  estimates,  pro forma  information,  projections and statements were
                        --- -----
based on the good faith assumptions of the management of the Borrower, and (ii) such assumptions were believed by such management to be reasonable. Such forecasts, estimates, pro forma information and statements, and the assumptions
                       --- -----
on which they were based, may or may not prove to be correct.

     Section  4.14.  Labor  Relations.  There are no strikes,  lockouts or other
                     -----  ---------
material labor disputes or grievances against the Borrower or any of its Subsidiaries, or, to the Borrower's knowledge, threatened against or affecting the Borrower or any of its Subsidiaries, and no significant unfair labor practice, charges or grievances are pending against the Borrower or any of its Subsidiaries, or to the Borrower's knowledge, threatened against any of them before any Governmental Authority that are reasonably likely to have a Material Adverse Effect. All payments due from the Borrower or any of its Subsidiaries pursuant to the provisions of any collective bargaining agreement have been paid or accrued as a liability on the books of the Borrower or any such Subsidiary, except where the failure to do so is not reasonably likely to have a Material Adverse Effect.

     Section 4.15. Status of Certain Agreements and Other Matters.
                   ----------------------------------------------

     (a) None of the Borrower or its Subsidiaries is in default which is continuing under or with respect to any Contractual Obligation, including, without limitation, the Indenture, or any Requirement of Law in any respect which has had or is reasonably likely to have a Material Adverse Effect. Without limiting the foregoing, as of the Closing Date, none of the Borrower or its Subsidiaries has received any notice or claim as to the existence or occurrence of any unwaived default or breach by the Borrower or any of its Subsidiaries under the provisions of the Indenture or any other indenture, mortgage, loan or credit agreement, lease or financing agreement, or other material agreement or instrument binding on the Borrower or any of its Subsidiaries or any of their respective properties.

     (b) None of the Subsidiaries is party to or subject to any agreement or arrangement restricting or limiting the payment of any dividends or other distributions by such Subsidiary to the Borrower or any other Subsidiary, the repayment of any loans or advances made to such Subsidiary by the Borrower or any other Subsidiary, or the sale or transfer by the Subsidiary of any assets to the Borrower or any other Subsidiary.

     (c) The Borrower has furnished to the Administrative Agent a correct and complete copy of each agreement or instrument evidencing Indebtedness of the Borrower or any Subsidiary in each case in an amount greater than $10,000,000, including all amendments, modifications, and supplements that have been made with respect thereto, in each case as of the Closing Date.

     Section 4.16. Subsidiaries.
                   ------------

     (a)  Schedule  4.16 sets forth the name of, the  ownership  interest of the
          --------------
Borrower in, the jurisdiction of organization of, and the type of, each Subsidiary, as of the Closing Date.

     (b) On the Closing Date and after giving effect to the transactions contemplated by this Agreement and the other Loan Documents, (i) the assets of each Subsidiary at fair valuation and based on their present fair saleable value will exceed such Subsidiary's debts, including contingent liabilities but excluding intercompany debt among the Loan Parties, (ii) the remaining capital of such Subsidiary will not be unreasonably small to conduct such Subsidiary's business, and (iii) such Subsidiary will not have incurred debts, or have intended to incur debts, beyond the Subsidiary's ability to pay such debts as they mature. For purposes of this Section 4.16, "debt" means any liability on a
                                   ------------
claim, and "claim" means (x) the right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured, or (y) the right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

                                   ARTICLE V

                              AFFIRMATIVE COVENANTS
                              ---------------------

     The Borrower covenants and agrees that so long as any Lender has a Commitment in effect hereunder or the principal of and interest on any Loan or any fee or any LC Disbursement remains unpaid or any Letter of Credit remains outstanding:

     Section 5.1. Financial Statements and Other Information.  The Borrower will
                  ------------------------------------------
deliver to the Administrative Agent and each Lender:

     (a) as soon as reasonably available and in any event within 100 days after the end of each Fiscal Year, a copy of the annual audited financial statements for such Fiscal Year for the Borrower and its Subsidiaries, containing a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such Fiscal Year and the related consolidated statements of income, stockholders' equity and cash flows (together with all notes thereto) of the Borrower and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all in reasonable detail and reported on by Ernst & Young LLP or other independent public accountants of nationally recognized standing (without a "going concern" or like qualification, exception or explanation and without any qualification or exception as to the scope of such audit) to the effect that such financial statements present fairly in all material respects the financial condition and the results of operations of the Borrower and its Subsidiaries for such Fiscal Year on a consolidated basis in accordance with GAAP and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards;

     (b) as soon as reasonably available and in any event within 50 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, an unaudited consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such Fiscal Quarter and the related unaudited consolidated statements of income and cash flows of the Borrower and its Subsidiaries for such Fiscal Quarter and the then elapsed portion of such Fiscal Year, setting forth in each case in comparative form the figures for the corresponding Fiscal Quarter and the corresponding portion of Borrower's previous Fiscal Year, all certified by the chief financial officer of the Borrower as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP, subject to normal year-end audit adjustments and the absence of notes;

     (c) concurrently with the delivery of the financial statements referred to in clauses (a) and (b) above, a certificate of the chief financial officer of the Borrower, (i) certifying as to whether there exists a Default or Event of Default on the date of such certificate, and if a Default or an Event of Default then exists, specifying the details thereof and the action which the Borrower has taken or proposes to take with respect thereto, (ii) setting forth in reasonable detail calculations demonstrating compliance with Article VI, and
                                                                 ----------
(iii) stating whether any material change in GAAP or the application thereof affecting such financial statements or calculations has occurred since the date of the Borrower's audited financial statements referred to in Section 4.4 and,
                                                                -----------
if any change has occurred, specifying the effect of such change on the financial statements accompanying such certificate or the calculations set forth therein;

     (d) concurrently with the delivery of the financial statements referred to in clause (a) above, any comment or management letter or report submitted by the accounting firm that reported on such financial statements, and a certificate of such accounting firm stating whether they obtained any knowledge during the course of their examination of such financial statements of any Default or Event of Default (which certificate may be limited to the extent required by accounting rules or guidelines);

     (e) as soon as available and in any event within 15 days after the end of each fiscal month during which the financial covenant set forth in Section 6.3
                                                                     -----------
remains in effect a certificate of the chief financial officer of the Borrower setting forth in reasonable detail (i) the Eligible Inventory owned by the Borrower and a categorical breakdown (based on the definitions of Eligible Inventory) of all Eligible Inventory as of such date, (ii) Consolidated Funded Debt as of such date, and (iii) calculations demonstrating compliance with
Section 6.3 for such fiscal month;
-----------

     (f) promptly (and in no event later than 5 Business Days) provide to the Administrative Agent, upon the written request of the Administrative Agent or any Lender, copies of any specified periodic and other reports (including without limitation, all reports filed on Forms 8-K, 10-Q, and 10-K), proxy statements and other materials filed by the Borrower with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all functions of said Commission, or with any national securities exchange, or distributed by the Borrower to its shareholders generally, as the case may be; and

     (g) promptly following any request therefor, such other information regarding the results of operations, business affairs and financial condition of the Borrower or any Subsidiary as the Administrative Agent or any Lender may reasonably request.

     Section 5.2. Notices of Material  Events.  The Borrower will furnish to the
                  ---------------------------
Administrative Agent and each Lender reasonably prompt written notice (given in no event later than 5 Business Days) of the following:

     (a) after a Responsible Officer of the Borrower knows thereof, the occurrence of any Default or Event of Default;

     (b) after a Responsible Officer of the Borrower knows thereof, the filing or commencement of any action, suit or proceeding by or before any arbitrator, court or other Governmental Authority against or, to the knowledge of the Borrower, affecting the Borrower or any Subsidiary which, if adversely determined (but excluding any action, suit or proceeding where the Borrower's management has determined in good faith after reasonable inquiry that the likelihood of any adverse determination is remote), is reasonably likely to result in a Material Adverse Effect;

     (c) after a Responsible Officer of the Borrower knows thereof, the occurrence of any event or any other development by which the Borrower or any of its Subsidiaries (i) fails to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) becomes subject to any Environmental Liability, (iii) receives notice of any claim with respect to any Environmental Liability, or
(iv) becomes aware of any basis for any Environmental Liability, and in each of the preceding clauses, which individually or in the aggregate is reasonably likely to result in a Material Adverse Effect;

     (d) the occurrence of any ERISA Event that alone, or together with any other ERISA Events that have occurred, is reasonably likely to result in liability of the Borrower and its Subsidiaries in an aggregate amount exceeding $10,000,000;

     (e) the effectiveness of any material amendment, modification or supplement to the Indenture;

     (f) the receipt by the Borrower or any of its Subsidiaries of any notice or claim asserting the existence or occurrence of (i) any default, breach, or violation of the terms of the Indenture or any other indenture, mortgage, loan or credit agreement, lease or financing arrangement, or other material agreement or instrument, in any case where the Indebtedness associated with any such agreement or instrument exceeds $10,000,000, or (ii) any event or condition that would require or permit the holder of any Indebtedness of the Borrower or any of its Subsidiaries in an amount greater than $10,000,000 to exercise its rights to require the repayment, redemption or repurchase, or other acquisition of such Indebtedness by the Borrower or any of its Subsidiaries prior to the scheduled maturity thereof; and

     (g) any other development that results in, or is reasonably likely to result in, a Material Adverse Effect.

     Each notice delivered under this Section shall be accompanied by a written statement of a Responsible Officer setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

     Section 5.3.  Existence;  Conduct of Business.  The Borrower will, and will
                   -------------------------------
cause each of its  Subsidiaries  to, (i)  preserve,  renew and  maintain in full force and effect its legal existence, (ii) do or cause to be done all things reasonably necessary to preserve, renew and maintain in full force and effect its respective rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business and (iii) continue to engage in the same business as presently conducted or such other businesses that are reasonably related thereto; provided, that nothing in this Section shall prohibit any merger, consolidation, liquidation or dissolution permitted under Section 7.3.

     Section 5.4.  Compliance  with Laws, Etc. The Borrower will, and will cause
                   --------------------------
each of its Subsidiaries to, comply with all laws, rules, regulations and requirements of any Governmental Authority applicable to its properties and business operations (including, without limitation, all Environmental Laws and all licenses, permits, approvals, orders and directives issued by Governmental Authorities pursuant to such Environmental Laws, and all ERISA laws, regulations and orders), except where the failure to do so, either individually or in the aggregate, is not reasonably likely to result in a Material Adverse Effect.

     Section 5.5. Payment of Taxes and Other  Obligations.  Prior to October 15,
                  ---------------------------------------
2002, the Borrower and its Subsidiaries shall file their federal, state and local income tax returns for the Fiscal Years ended February 2, 2001 and February 1, 2002. The Borrower will, and will cause each of its Subsidiaries to, pay and discharge at or before maturity, all of its obligations and liabilities (including without limitation all tax liabilities and claims that could result in a statutory Lien) before the same shall become delinquent or in default, except where (i) the validity or amount thereof is being contested in good faith by appropriate proceedings, and (ii) the Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP.

     Section 5.6.  Books and Records.  The Borrower will, and will cause each of
                   -----------------
its Subsidiaries to, keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities to the extent necessary to prepare the consolidated financial statements of Borrower in conformity with GAAP.

     Section 5.7. Visitation, Inspection, Etc. The Borrower will, and will cause
                  ---------------------------
each of its Subsidiaries to, permit any representative of the Administrative Agent or any Lender to visit and inspect its properties, and to discuss its affairs, finances with any of its officers, all at such reasonable times during normal business hours and as often as the Administrative Agent or any Lender may reasonably request after reasonable prior notice to the Borrower; provided,
                                                                       --------
however, if an Event of Default has occurred and is continuing, the Borrower will, and will cause each of its Subsidiaries to, permit any representative of the Administrative Agent or any Lender to visit and inspect its properties, to examine its books and records, and to make copies and take extracts therefrom, and to discuss its affairs, finances and accounts with any of its officers and with its independent certified public accountants, all at such reasonable times during normal business hours and as often as the Administrative Agent or any Lender may reasonably request and with no prior notice.

     Section 5.8. Maintenance of Properties;  Insurance.  The Borrower will, and
                  -------------------------------------
will cause each of its Subsidiaries to, (i) keep and maintain all property material to the conduct of its business in good working order and condition, subject to ordinary wear and tear, except where the failure to do so, either individually or it the aggregate, is not reasonably likely to result in a Material Adverse Effect, and (ii) maintain with financially sound and reputable insurance companies, insurance with respect to its properties and business, and the properties and business of its Subsidiaries, against loss or damage of the kinds customarily insured against by companies in the same or similar businesses operating in the same or similar locations.

     Section 5.9. Use of Proceeds and Letters of Credit.  The Borrower  will use
                  -------------------------------------
the proceeds of all Loans advanced on the Closing Date in the aggregate principal amount of $288,000,000 to fund, directly or through capital contributions made by the Borrower to DGI and DGI's use of such capital contributions to fund the DGI Loans, the refinancing and replacement of a portion of the existing Indebtedness under the Existing Synthetic Leases. Thereafter, proceeds of any other Loans shall be used to finance working capital needs and capital expenditures and for other general corporate purposes of the Borrower and its Subsidiaries (including funding of draws under trade letters of credit issued for the account of the Borrower or its Subsidiaries). No part of the proceeds of any Loan, or any Letter of Credit, will be used, whether directly or indirectly, for any purpose that would result in a violation of any rule or regulation of the Board of Governors of the Federal Reserve System, including Regulations T, U or X.

     Section  5.10.  Additional   Subsidiaries.   (a)  If  any  additional  U.S.
                     -------------------------
Subsidiary is acquired or formed after the Closing Date, the Borrower will, within ten (10) Business Days after such U.S. Subsidiary is acquired or formed, notify the Administrative Agent and the Lenders thereof and cause such Subsidiary to become a Guarantor by joining the Guaranty Agreement and the Contribution Agreement pursuant to joinder agreements in substantially the form of Annex A to the Guaranty Agreement and Annex A to the Contribution Agreement and will cause such Subsidiary to deliver simultaneously therewith similar documents applicable to such Subsidiary required under Section 3.1 as requested by the Administrative Agent.

     (b) If any Foreign Subsidiary is acquired or formed after the Closing Date, the Borrower will, within ten (10) Business Days after such Foreign Subsidiary is acquired or formed, notify the Administrative Agent and the Lenders thereof and, unless otherwise agreed by the Required Lenders, the Borrower shall, or shall cause its U.S. Subsidiary owning such Person, to pledge sixty-five percent (65%) of each class of voting shares or comparable equity interest and one hundred percent (100%) of each class of nonvoting shares or comparable equity interest (or if such pledge of 100% thereof would have an adverse income tax consequence to the Borrower, sixty five percent (65%) of each class of nonvoting shares or comparable equity interest) owned by the Borrower or such U.S. Subsidiary to the Administrative Agent as security for the Obligations pursuant to a pledge agreement in form and substance satisfactory to the Administrative Agent and the Required Lenders, and to deliver the original stock certificates evidencing such shares or comparable equity interest to the Administrative Agent, together with appropriate transfer powers executed in blank and Uniform
Commercial Code financing statements.

     Section 5.11. Further Assurances.
                   ------------------

     (a) The Borrower will, and will cause each Guarantor to, execute any and all further documents, agreements, instruments, Uniform Commercial Code financing statements, and take all such further actions (including the filing and recording of any such financing statements, fixture filings, mortgages, deeds of trust, deeds to secure debt, landlord consents and other documents) that may be required under any applicable law, or which the Administrative Agent or the Required Lenders may reasonably request, to further evidence, perfect, and protect the priority of the Collateral Agent's first priority lien on, security title to, and security interest in all portions of the Collateral, all at the expense of the Borrower.

     (b) The Borrower will, and will cause each Guarantor to, comply with the requirements of the Post-Closing Agreement.

     (c) If any  Mortgaged  Retail  Property  is  replaced  pursuant  to Section
                                                                         -------
2.12(b)(ii),  the Borrower shall, and shall cause each applicable  Guarantor to,
----------
execute and deliver to the Administrative Agent a Mortgage on such new replacement Mortgaged Retail Property, together with all agreements and other documents in respect of such Mortgage and the new replacement Mortgaged Retail Property of the types described in clauses (v) through (xv) of Section 3.1(b)
                                                                 --------------
(but excluding clause (xi) thereof) and provide all other documents and take or cause to be taken all other actions required for Mortgaged Retail Properties pursuant to Section 3.1 as if such new replacement Mortgaged Retail Property
            -----------
existed on the Closing Date, and take all such further actions in respect of such new replacement Mortgaged Retail Property that may be required as provided in Section 5.11(a).
   --------------

                                   ARTICLE VI

                               FINANCIAL COVENANTS

     The Borrower covenants and agrees that so long as any Lender has a Commitment hereunder, or the principal of or interest on any Loan remains unpaid, or any fee or any LC Disbursement remains unpaid, or any Letter of Credit remains outstanding:

     Section  6.1.   Funded  Debt  to  EBITDAR  Ratio.   The  Borrower  and  its
                     --------------------------------
Subsidiaries shall maintain on a consolidated basis, as of the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending May 3, 2002, a ratio of (i) Consolidated Adjusted Funded Debt (as of the end of such Fiscal Quarter) to (ii) Consolidated EBITDAR, of less than 2.00:1.00 (calculated for the Fiscal Quarter then ending and the immediately preceding three (3) Fiscal Quarters).

     Section  6.2.  EBITR to Interest  and Rents  Ratio.  The  Borrower  and its
                    -----------------------------------
Subsidiaries shall maintain on a consolidated basis, as of the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending May 3, 2002, a ratio of (i) Consolidated EBITR to (ii) Consolidated Interest Expense plus without duplication Consolidated Rent Expense, of greater than 2.00:1.00 (all such amounts to be calculated for the Fiscal Quarter then ending and the immediately preceding three (3) Fiscal Quarters).

     Section 6.3. Asset Coverage Ratio. The Borrower and its Subsidiaries  shall
                  --------------------
maintain on a consolidated basis, as of the end of each fiscal month, commencing with the fiscal month ending July 5, 2002, an Asset Coverage Ratio of not less than 1.25:1.00; provided, however, the foregoing covenant shall not be deemed to
                --------  -------
be in effect or be applicable as of the end of any fiscal month where the Borrower has maintained as of such time, for a period of at least 90 consecutive days ending as of such time, a Debt Rating from Moody's of Baa3 or higher and a Debt Rating from S&P of BBB- or higher.

     Section  6.4.  Consolidated  Net Worth.  The  Borrower  will not permit its
                    -----------------------
Consolidated Net Worth at any time to be less than $950,000,000, plus 50% of Consolidated Net Income on a cumulative basis for all preceding Fiscal Quarters, commencing with the Fiscal Quarter ending May 3, 2002; provided, that if
                                                              --------
Consolidated Net Income is negative in any Fiscal Quarter the amount added for such Fiscal Quarter shall be zero and such negative Consolidated Net Income shall not reduce the amount of Consolidated Net Income added from any previous Fiscal Quarter. The minimum required amount of Consolidated Net Worth set forth above shall be increased by 100% of the amount by which the Borrower's total shareholders' equity is increased as a result of any issuance or sale of capital stock of the Borrower after the Closing Date. Promptly upon the consummation of such issuance or sale, the Borrower shall notify the Administrative Agent in writing of the amount of such increase in "total shareholders' equity".

     Section 6.5. Capital  Expenditures.  The Borrower and its Subsidiaries will
                  ---------------------
not, on a consolidated basis, make Capital Expenditures in excess of $200,000,000 during any Fiscal Year, provided, however, the foregoing covenants
                                     --------   -------
set  forth in this  Section  6.5  shall  not be  deemed  to be in  effect  or be
                    ------------
applicable at such times as the Borrower shall have maintained at such time, for a period of at least 90 consecutive days ending as of such time, a Moody's Rating of Baa3 or higher and a S&P Rating of BBB- or higher.

                                  ARTICLE VII

                               NEGATIVE COVENANTS
                               ------------------

     The Borrower covenants and agrees that so long as any Lender has a Commitment hereunder, or the principal of or interest on any Loan remains unpaid, or any fee or any LC Disbursement remains unpaid, or any Letter of Credit remains outstanding:

     Section 7.1.  Indebtedness.  The Borrower will not, and will not permit any
                   ------------
of  its  Subsidiaries  to,  create,   incur,  assume  or  suffer  to  exist  any
Indebtedness, except:

     (a) Indebtedness created pursuant to the Loan Documents;

     (b) Indebtedness of the Borrower owing to any Subsidiary, Indebtedness of any Subsidiary owing to the Borrower, and Indebtedness of any Subsidiary (other than DGI) owing to any other Subsidiary (other than DGI); provided, that the
                                                             --------
aggregate amount of Indebtedness of the Borrower to any Subsidiary that is not a Guarantor (including all such

Indebtedness existing on the Closing Date), shall be subordinated to the Obligations on terms satisfactory to the Administrative Agent and shall not exceed $5,000,000 at any time outstanding;

     (c) Indebtedness  existing on the date hereof and set forth on Schedule 7.1
                                                                    ------------
and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof (immediately prior to giving effect to such extension, renewal or replacement) or shorten the maturity or the weighted average life thereof;

     (d) Indebtedness of a Person which becomes a Subsidiary after the date hereof, provided that (i) such Indebtedness existed at the time such Person
         --------
became a Subsidiary and was not created in anticipation thereof and (ii) immediately after giving effect to the acquisition of such Person by the Borrower no Default or Event of Default shall have occurred and be continuing;

     (e) Indebtedness of the Borrower or any Subsidiary (other than DGI) incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations, and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof; provided, that such
                                                            --------
Indebtedness is incurred prior to or within 120 days after such acquisition or the completion of such construction or improvements, and all extensions, renewals, and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof (immediately prior to giving effect to such extension, renewal or replacement) or shorten the maturity or the weighted average life thereof;

     (f) Guarantees by the Borrower of Indebtedness of any Subsidiary otherwise permitted to be incurred or exist under the terms of this Agreement, and Guarantees by any Subsidiary (other than DGI) of Indebtedness of the Borrower or any other Subsidiary that is otherwise permitted to be incurred or exist under the terms of this Agreement;

     (g) Indebtedness of the Borrower arising under the 364-Day Credit Agreement and Guarantees by Subsidiaries of Borrower of such Indebtedness;

     (h) Hedging Obligations permitted by Section 7.11;
                                          ------------

     (i) Indebtedness of the Borrower or any Subsidiary incurred in connection with sale leaseback transactions permitted by Section 7.9;
                                              -----------

     (j) Unsecured Indebtedness of any Subsidiaries (other than DGI) of the Borrower not otherwise permitted by this Section 7.1, in an aggregate principal
                                          -----------
amount outstanding at any time not to exceed $10,000,000;

     (k) Unsecured  Indebtedness of the Borrower not otherwise permitted by this
Section 7.1, in an aggregate  principal  amount  outstanding  at any time not to
-----------
exceed $35,000,000; and

     (l) the DGI Loans.

     Section 7.2.  Liens.  The Borrower will not, and will not permit any of its
                   -----
Subsidiaries to, create, incur, assume or suffer to exist any Lien on any of its assets or property now owned or hereafter acquired or, except:

     (a) Liens created in favor of the Administrative Agent securing the Obligations under this Agreement and the "Obligations" under the 364-Day Credit Agreement;

     (b) Permitted Encumbrances;

     (c) any Liens on any property or asset of the Borrower or any Subsidiary existing on the Closing Date as described on Schedule 7.2, provided, that such
                                             ------------   --------
Lien shall not apply to any other property or asset of the Borrower or any Subsidiary;

     (d) any Liens granted to secure purchase money Indebtedness permitted to be incurred as provided in Section 7.1(e) and any renewals and extensions thereof
                        -------------
as provided by Section  7.1(e),  provided  that (i) such Lien  secures only such
               --------------    --------  ----
purchase money Indebtedness, (ii) such Lien attaches to such asset concurrently or within 60 days after the acquisition, improvement or completion of the construction thereof, and (iii) the Indebtedness secured thereby does not exceed the cost of acquiring, constructing or improving such fixed or capital assets;

     (e) any Liens granted in respect of cash amounts deposited or held as security for payment of the Shareholder Settlements pursuant to the terms of a court order or orders approving or implementing such settlement(s), provided
                                                                        --------
that the aggregate amount of such cash does not exceed $165,000,000; and

     (f) Liens on the property or assets of a Person which becomes a Subsidiary after the date hereof securing Indebtedness permitted by subsection 7.1(d), provided that (i) such Liens existed at the time such Person became a Subsidiary
--------
and were not created in anticipation thereof, (ii) any such Lien does not extend to cover any property or assets of such Person after the time such Person becomes a Subsidiary and (iii) such Liens do not secure obligations in excess of $10,000,000 in the aggregate at any time outstanding;

     (g) Liens (not otherwise permitted hereunder) which secure obligations not exceeding (as to the Borrower and all Subsidiaries other than DGI) $10,000,000 in aggregate amount at any time outstanding; and

     (h) Liens on the property or assets of a Mortgagor, other than any portion of the Collateral, to secure the DGI Loans permitted by Section 7.1(l).
                                                        -------------

     Section 7.3. Fundamental Changes.
                  -------------------

     (a) The Borrower will not, and will not permit any Subsidiary to, merge into or consolidate into any other Person, or permit any other Person to merge into or consolidate with it, or sell, lease, transfer or otherwise dispose of (in a single transaction or a series of transactions) all or substantially all of its assets (in each case, whether now owned or hereafter acquired) or all or substantially all of the stock of any of its Subsidiaries (in each case, whether now owned or hereafter acquired) or liquidate or dissolve; provided, that if at
                                                            --------
the time thereof
and immediately after giving effect thereto, no Default or Event of Default shall have occurred and be continuing (i) the Borrower or any Subsidiary may merge with a Person if the Borrower (or such Subsidiary if the Borrower is not a party to such merger) is the surviving Person, and any Subsidiary may merge into another Subsidiary, provided, that (x) if either party to such a merger between
                     --------
Subsidiaries is a Guarantor, a Guarantor shall be the surviving Person, and (y) any such merger involving a Person that is not a wholly-owned Subsidiary immediately prior to such merger shall not be permitted hereunder unless also permitted by Section 7.4, (ii) any Subsidiary may sell, transfer, lease or otherwise dispose of all or substantially all of its assets (including by way of liquidation) to the Borrower or to a Guarantor, provided, that if such selling
                                                 --------
Subsidiary is a Mortgagor, after giving effect to such sale, transfer, lease or other disposition, the Mortgage and the Lien created thereunder in favor of the Administrative Agent for the benefit of the Lenders in the related Mortgaged Property owned by the transferee of such Mortgaged Property shall remain in full force and effect and perfected (to at least the same extent as in effect immediately prior to such sale, transfer, lease or other disposition) and such transferee shall execute an assumption agreement in form and substance satisfactory to the Administrative Agent expressly assuming the obligations and liabilities of such selling Subsidiary under the Mortgage and other applicable Loan Documents, and (iii) any Subsidiary may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders, provided, that if such liquidated or dissolved Subsidiary is a
          --------
Mortgagor, after giving effect to such liquidation or dissolution, the Person succeeding to title to the Mortgaged Property is a Guarantor and the Mortgage and the Lien created thereunder in favor of the Administrative Agent for the benefit of the Lenders in the related Mortgaged Property owned by such Guarantor shall remain in full force and effect and perfected (to at least the same extent as in effect immediately prior to such liquidation or dissolution) and such Guarantor shall execute an assumption agreement in form and substance satisfactory to the Administrative Agent expressly assuming the obligations and liabilities of such liquidated or dissolved Subsidiary under the Mortgage and other applicable Loan Documents; and provided further, that any merger or any
                                      --------  -------
sale, transfer or other disposition of assets described in clause (i) or (ii) above involving DGI shall be limited to a merger with the Borrower where the Borrower is the surviving Person, or a sale, transfer or other disposition of assets from DGI to the Borrower, as the case may be.

     (b) The Borrower will not, and will not permit any of its Subsidiaries to, engage in any business other than businesses of the type conducted by the Borrower and its Subsidiaries on the date hereof and businesses reasonably related thereto. Without limiting the foregoing, the Borrower shall not permit DGI to engage in any business or activities other than (i) funding and collecting the DGI Loans in accordance with their respective terms, and (ii) purchasing any real and/or personal property having an aggregate purchase price not to exceed $5,000,000, and leasing such property on a net lease basis to the Borrower or any other Subsidiary.

     Section 7.4.  Investments,  Loans, Etc. The Borrower will not, and will not
                   ------------------------
permit any of its Subsidiaries to, hold or acquire (including pursuant to any merger with any Person that was not a wholly-owned Subsidiary prior to such merger), any capital stock, partner or limited liability company interests or other ownership interests, evidence of Indebtedness or other securities (including any option, warrant, or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person (all of the foregoing being collectively called "Investments"), except:

     (a) Investments (other than Permitted Investments) existing on the date hereof and set forth on Schedule 7.4 (including Investments in
                                      -------------
          Subsidiaries);

     (b) Permitted Investments;

     (c)  Guarantees   constituting   Indebtedness  permitted  by  Section  7.1;
                                                                    -----------

     (d) repurchase Senior Notes (to the extent permitted by the Indenture and applicable securities laws) for aggregate consideration not exceeding
$50,000,000 in any calendar year, so long as, before and after giving effect thereto, the Borrower shall be in compliance with the financial covenants set forth in Article VI and no other Default or Event of Default shall have occurred and be continuing at the time such repurchase is effected;

     (e) Investments made by the Borrower in or to any Subsidiary and by any Subsidiary to the Borrower or in or to another Subsidiary; provided, that (i)
                                                             --------
the aggregate amount of Investments by Loan Parties in or to, and Guarantees by Loan Parties of Indebtedness of, any Subsidiary that is not a Guarantor (including all such Investments and Guarantees existing on the Closing Date), shall not exceed $5,000,000 at any time outstanding, and (ii) any Acquisition giving rise to any such Investment shall have been permitted pursuant to Section
                                                                         -------
7.10;
----

     (f) loans or advances to employees and officers of the Borrower or any Subsidiary made in the ordinary course of business and not in excess of amounts customarily and historically loaned or advanced by the Borrower to such employees and officers; provided, however, that the aggregate amount of all such
                        --------  -------
loans and advances does not exceed $2,500,000 at any time outstanding;

     (g) Hedging Obligations permitted by Section 7.11;
                                          ------------

     (h) Investments received in settlement of debt created in the ordinary course of business; and

     (i) extension of trade credit in the ordinary course of business;

     (j) Investments in assets held under non-qualified plans and deferred compensation arrangements for certain members of management and other employees as disclosed from time to time in the notes to the Borrower's consolidated financial statements as filed by the Borrower with the Securities and Exchange Commission; and

     (k)  Investments not otherwise  permitted by the preceding  clauses of this
Section 7.4 in an  aggregate  amount not to exceed  $10,000,000  at any one time
-----------
outstanding.

     Section  7.5.  Restricted  Payments.  The  Borrower  will not, and will not
                    --------------------
permit its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any dividend or distribution on any class of its capital stock, partner or limited liability company interests, or other ownership interests, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, retirement, defeasance or other acquisition of, any shares of capital stock, partner or limited liability company interests, or other ownership interests, or Indebtedness subordinated to the Obligations of the Borrower, or any options, warrants, or other rights to purchase such capital stock, partner or limited liability company interests, or other ownership interests, or such Indebtedness, whether now or hereafter outstanding (each, a "Restricted Payment"), except for (i) dividends and distributions payable by the Borrower solely in shares of any class of its common stock, (ii) Restricted Payments made by any Subsidiary to the Borrower or to another Subsidiary, (iii) cash dividends paid on, and cash redemptions of, the common stock of the Borrower so long as, before and after giving effect thereto, the Borrower shall be in compliance with the financial covenants set forth in Article VI and no other Default or Event of Default shall have occurred and be continuing at the time such dividend is paid or redemption is made and
(iv) Restricted Payments made in respect of restricted stock and stock options granted or to be granted under the employee compensation plans of the Borrower described in applicable reports or other filings made by the Borrower with the Securities and Exchange Commission or as otherwise disclosed by the Borrower in writing to the Lenders.

     Section 7.6. Sale of Assets. The Borrower will not, and will not permit any
                  --------------
of its Subsidiaries to, convey, sell, lease, assign, transfer or otherwise dispose of, any of its assets, business or property, whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary's common stock to any Person other than the Borrower or any wholly-owned Subsidiary of the Borrower (or to qualify directors if required by applicable law), except:

     (a) the sale or other disposition, for fair market value and in the ordinary course of business, of obsolete or worn out property or other property not necessary for operations of the Borrower and its Subsidiaries;

     (b) the sale of inventory and Permitted Investments in the ordinary course of business;

     (c) the sale or transfer of properties in accordance with Section 7.9; and
                                                               -----------

     (d) the sale or other disposition of other assets in an aggregate amount from the Closing Date to the Revolving Commitment Termination Date not to exceed 5% of the consolidated total assets of the Borrower as of the last day of the most recently ended Fiscal Year of the Borrower; provided that if at the end of
                                                  --------
any Fiscal Year, 5% of the consolidated total assets of the Borrower for such Fiscal Year is less than 5% of the consolidated total assets of the Borrower for any preceding Fiscal Year and the Borrower's sales and dispositions of assets made from the Closing Date to such date exceed 5% of the consolidated total assets of the Borrower for such Fiscal Year but do not exceed 5% of the consolidated total assets of the Borrower for such preceding Fiscal Year, the Borrower shall not be in violation of this Section 7.6(d).
                                           -------------

     Section 7.7. Transactions with Affiliates.  The Borrower will not, and will
                  ----------------------------
not permit any of its Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (i) in the ordinary course of business at prices and on terms and conditions not less favorable to the Borrower or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties, (ii) transactions between or among the Borrower and its wholly owned Subsidiaries not involving any other Affiliates, (iii) any Restricted Payment permitted by Section 7.5 and (iv) any transaction permitted under Section
                                                                         -------
7.4(e).
-----

     Section 7.8.  Restrictive  Agreements.  The Borrower will not, and will not
                   -----------------------
permit any Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement that prohibits, restricts or imposes any condition upon (i) the ability of the Borrower or any Subsidiary to create, incur or permit any Lien upon any of its assets or properties, whether now owned or hereafter acquired, or (ii) the ability of any Subsidiary to pay dividends or other distributions with respect to its capital stock, partner or limited liability company interests, or other ownership interests, to make or repay loans or advances to the Borrower or any other Subsidiary, to Guarantee Indebtedness of the Borrower or any other Subsidiary, or to transfer any of its property or assets to the Borrower or any Subsidiary of the Borrower; provided, that the foregoing shall not apply to (x) restrictions or conditions imposed by law or by this Agreement, the 364-Day Credit Agreement or the Indenture, (y) restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions and conditions apply only to the property or assets securing such Indebtedness, and (z) customary provisions in leases and other contracts restricting the assignment thereof.

     Section 7.9.  Sale and Leaseback  Transactions.  The Borrower will not, and
                   --------------------------------
will not permit any of the Subsidiaries to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any properties, real or personal, used or useful in its business, whether now owned or hereinafter acquired, having market values in excess of $50,000,000 in the aggregate, and thereafter rent or lease such properties or portions thereof that it intends to use for substantially the same purpose or purposes as the properties sold or transferred.

     Section 7.10. Acquisitions. The Borrower will not, and will not permit any
                   ------------
Subsidiary to, make or effect any Acquisitions for a total purchase price in excess of $50,000,000 in the aggregate during any twelve (12) month period. For purposes hereof, any purchase price shall be determined by the sum of the following items paid, given, transferred or assumed or acquired in consideration of such Acquisition: (i) all cash, (ii) the principal amounts of all promissory notes, other deferred payment obligations given as a portion of the consideration for such Acquisition, and all Indebtedness of the Person or business acquired in such Acquisition that remains in effect as an obligation of the Borrower or any Subsidiary following such Acquisition, (iii) the value of all capital stock, partner or limited liability company interests, and other ownership interests, and (iv) the value of all other property (the value of such stock and property to be as determined in good faith by the Borrower).

     Section  7.11.  Hedging  Transactions.  The Borrower will not, and will not
                     ---------------------
permit any of its Subsidiaries to, enter into any Hedging Transaction, other than Hedging Transactions entered into in the ordinary course of business to hedge or mitigate risks to which the Borrower or any Subsidiary is exposed in the management of its liabilities arising in the ordinary course of business. Solely for the avoidance of doubt, the Borrower acknowledges that a Hedging Transaction entered into for speculative purposes or of a speculative nature (which shall be deemed to include any Hedging Transaction under which the Borrower or any of its

Subsidiaries is or may become obliged to make any payment (i) in connection with the purchase by any third party of any capital stock, partner or limited liability company interests or other ownership interests, or any Indebtedness, of the Borrower or any Subsidiary, or (ii) as a result of changes in the market value of any such capital stock, partner or limited liability company interests or other ownership interests, or Indebtedness) is not a Hedging Obligations entered into in the ordinary course of business to hedge or mitigate such risks.

     Section 7.12.  Actions Relating to Indenture and Senior Notes. The Borrower
                    ----------------------------------------------
will not (i) amend, supplement, or otherwise modify the Indenture or the Senior Notes in any manner so as to increase the interest rate payable thereon, shorten the maturity or the average life thereof, or impose or modify any restrictions on the Borrower of a type or in a manner, taken as a whole with other changes effected by such amendment, more restrictive on, or otherwise less favorable to, the Borrower, or (ii) repurchase, redeem, or otherwise acquire any of the Senior Notes prior to the maturity thereof except as permitted by Section 7.4(d).
                                                           -------------

     Section  7.13.  Accounting  Changes.  The  Borrower  will not, and will not
                     -------------------
permit any Subsidiary to, make any significant change in accounting treatment or reporting practices, except as required or permitted by GAAP, or change the Fiscal Year of the Borrower or of any Subsidiary, except to change the fiscal year of a Subsidiary to conform its Fiscal Year to that of the Borrower.

                                  ARTICLE VIII

                                EVENTS OF DEFAULT
                                -----------------

     Section 8.1.  Events of Default.  If any of the  following  events (each an
                   -----------------
"Event of Default") shall occur:
-----------------

     (a) the Borrower shall fail to pay any principal of any Loan or of any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment or otherwise; or

     (b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount payable under clause (a) of this Section
                                                                         -------
8.1) payable under this  Agreement or any other Loan  Document,  within five (5)
---
Business Days after the same shall have become due and payable; or

     (c) any representation or warranty made or deemed made by or on behalf of the Borrower or any Subsidiary in or in connection with this Agreement or any other Loan Document (including the Schedules attached hereto) and any amendments or modifications hereof or waivers hereunder, or in any certificate, report, financial statement or other document submitted to the Administrative Agent or the Lenders by any Loan Party or any representative of any Loan Party pursuant to or in connection with this Agreement or any other Loan Document, shall prove to be incorrect in any material respect when made or deemed made or submitted; or

     (d) the Borrower shall fail to observe or perform any covenant or agreement contained in Sections 5.1, 5.2, or 5.3 (with respect to any Loan Party's
               -------------   ---      ---
existence), 6.1, 6.2, 6.4, and 6.5 or Article VII; or
            ---  ---  ---      ---

     (e) any Loan Party shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those referred to in clauses
(a), (b) and (d) above) or any other Loan Document, and such failure shall remain unremedied for 30 days after the earlier of (i) any officer of the Borrower becomes aware of such failure, or (ii) notice thereof shall have been given to the Borrower by the Administrative Agent or any Lender; or

     (f) the Borrower or any Subsidiary (whether as primary obligor or as guarantor or otherwise shall fail to pay any principal of or premium or interest on any Material Indebtedness that is outstanding, when and as the same shall become due and payable (whether at scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument evidencing or governing such Indebtedness; or any other event shall occur or condition shall exist under any agreement or instrument relating to such Indebtedness and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or any offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case prior to the stated maturity thereof; or

     (g) the Borrower or any Subsidiary shall (i) commence a voluntary case or other proceeding or file any petition seeking liquidation, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a custodian, trustee, receiver, liquidator or other similar official of it or any substantial part of its property, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (i) of this subsection (g), (iii) apply for or consent to the appointment of a custodian, trustee, receiver, liquidator or other similar official for the Borrower or any such Subsidiary or for a substantial part of its property, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, or (vi) take any action for the purpose of effecting any of the foregoing; or

     (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or any Subsidiary or its debts, or any substantial part of its property, under any federal, state or foreign bankruptcy, insolvency or other similar law now or hereafter in effect, or (ii) the appointment of a custodian, trustee, receiver, liquidator or other similar official for the Borrower or any Subsidiary or for a substantial part of its property, and in any such case, such proceeding or petition shall remain undismissed for a period of 60 days or an order or decree approving or ordering any of the foregoing shall be entered; or

     (i) the Borrower or any Subsidiary shall become unable to pay, shall admit in writing its inability to pay, or shall fail generally to pay, its debts as they become due; or

     (j) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with other ERISA Events that have occurred, is reasonably likely to result in liability to the Borrower and the Subsidiaries in an aggregate amount exceeding $10,000,000; or

     (k) any judgment or order for the payment of money in excess of $10,000,000 in the aggregate (other than the Shareholder Settlements) shall be rendered against the Borrower or any Subsidiary, and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order, or (ii) there shall be a period of more than 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

     (l) any non-monetary judgment or order shall be rendered against the Borrower or any Subsidiary that is reasonably likely to have a Material Adverse Effect, and there shall be a period of more than 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

     (m) a Change in Control shall occur or exist; or

     (n) any provision of the Guaranty Agreement shall for any reason cease to be valid and binding on, or enforceable against, any Guarantor, or any Guarantor shall so state in writing, or any Guarantor shall seek to terminate its obligations under the Guaranty Agreement; or

     (o) the Shareholder Settlements shall exceed $165,000,000 in the aggregate, or the amounts required to be paid pursuant to any settlement arrangement(s), judgment(s), decree(s), or order(s) agreed by or entered against the Borrower in respect of the SEC Investigation shall exceed $15,000,000 in the aggregate; or

     (p) an "Event of Default" shall occur under any other Loan Document or under the 364-Day Credit Agreement;

then, and in every such event (other than an event with respect to the Borrower described in subsections (g) or (h) of this Section) and at any time thereafter during the continuance of such event, the Administrative Agent may, and upon the written request of the Required Lenders shall, by notice to the Borrower, take any or all of the following actions, at the same or different times: (i) terminate the Commitments, whereupon the Commitment of each Lender shall terminate immediately; (ii) declare the principal of and any accrued interest on the Loans, and all other Obligations owing hereunder, to be, whereupon the same shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower;
(iii) exercise all remedies contained in any other Loan Document; and (iv) exercise any other remedies available at law or in equity; and that, if an Event of Default specified in either subsections (g) or (h) of this Section shall occur with respect to the Borrower, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon, and all fees and other Obligations shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower. Notwithstanding anything in this

Agreement or the other Loan Documents to the contrary, all payments received as proceeds hereunder or under any other Loan Document, or any part thereof, as well as any and all amounts realized in connection with the enforcement of any right or remedy under or with respect to any Loan Document, shall be applied by the Administrative Agent as follows: first, to the payment
                                     -----

of all necessary expenses incident to the execution of any remedies under any Loan Document, including reasonable attorneys' fees as provided herein and in the other Loan Documents, appraisal fees, title search fees and foreclosure notice costs; second, to all fees and reimbursable expenses of the
                 ------
Administrative Agent and the Collateral Agent then due and payable pursuant to any of the Loan Documents; third, to all fees and reimbursable expenses of the
                            -----
Lenders and the Issuing Bank then due and payable pursuant to any of the Loan Documents, made pro rata to the Lenders and the Issuing Bank based on their respective Pro Rata Share of such fees and expenses; fourth, to interest then
                                                       ------
due and payable on the Loans, made pro rata to the Lenders based on their respective Pro Rata Shares of the Loans; fifth, to principal then due and
                                             -----
payable on the Loans, unreimbursed LC Disbursements and amounts due in respect of cash collateral required to be maintained for undrawn amounts under any Letters of Credit issued and outstanding, made pro rata to the Lenders, the Administrative Agent and the Issuing Bank based on their respective Pro Rata Shares of the Loans, unreimbursed LC Disbursements and such cash collateral amounts; and sixth, to the payment of any amounts then due and payable with
              -----
respect to any Hedging Obligations and any other amounts then included in the Obligations as provided herein, and the remainder, if any, shall be paid to the Borrower or such other persons as may be entitled thereto by law, after deducting therefrom the cost of ascertaining their identity; provided that, all
                                                              --------
such payments received by the Collateral Agent in respect of the Mortgaged Properties shall be applied on a pro rata basis between the Related Revolving Credit Facilities.

                                   ARTICLE IX

                            THE ADMINISTRATIVE AGENT
                            ------------------------

     Section 9.1. Appointment of Administrative Agent; Status of Issuing Bank.
                  -----------------------------------------------------------

     (a) Each of the Lenders and the Issuing Bank irrevocably appoints SunTrust Bank as the Administrative Agent (it being understood and agreed that each reference in this Article IX to the Administrative Agent shall be deemed to include the Collateral Agent) and authorizes it to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent under this Agreement and the other Loan Documents, together with all such actions and powers that are reasonably incidental thereto. The Administrative Agent may perform any of its duties hereunder or under the other Loan Documents by or through any one or more sub-agents or attorneys-in-fact appointed by the Administrative Agent. The Administrative Agent and any such sub-agent or attorney-in-fact may perform any and all of its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions set forth in this Article shall apply to any such sub-agent or attorney-in-fact and the Related Parties of the Administrative Agent, any such sub-agent and any such attorney-in-fact and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

     (b) The Issuing Bank shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith until such time and except for so long as the Administrative Agent may agree at the request of the Required Lenders to act for the Issuing Bank with respect thereto; provided, that the Issuing Bank shall have all the benefits and immunities (i) provided to the Administrative Agent in this Article IX with respect to any acts taken or omissions suffered by the Issuing Bank in connection with Letters of Credit issued by it or proposed to be issued by it and the applications and agreements pertaining to the Letters of Credit as fully as though the term "Administrative Agent" as used in this Article IX included the Issuing Bank with respect to such acts or omissions, and (ii) as additionally provided in this Agreement with respect to the Issuing Bank.

     Section 9.2. Nature of Duties of Administrative  Agent. The  Administrative
                  -----------------------------------------
Agent shall not have any duties or obligations except those expressly set forth in this Agreement and the other Loan Documents. Without limiting the generality of the foregoing, (i) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or an Event of Default has occurred and is continuing, (ii) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except those discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section
                                                                         -------
10.2),  and (iii)  except as  expressly  set  forth in the Loan  Documents,  the
----
Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the
Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it, its sub-agents or attorneys-in-fact with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 10.2) or in the
                                                        -------------
absence of its own gross negligence or willful misconduct. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents or attorneys-in-fact selected by it with reasonable care. The
Administrative Agent shall not be deemed to have knowledge of any Default or Event of Default unless and until written notice thereof (which notice shall expressly state that it is a notice of Default or Event of Default arising under this Agreement), is given to the Administrative Agent by the Borrower or any Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (A) any statement, warranty or representation made in or in connection with any Loan Document, (B) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (C) the performance or observance of any of the covenants, agreements, or other terms and conditions set forth in any Loan Document, (D) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (E) the satisfaction of any condition set forth in Article III or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

     Section  9.3.  Lack of Reliance on the  Administrative  Agent.  Each of the
                    ----------------------------------------------
Lenders, the Swingline Lender and the Issuing Bank acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each of the Lenders, the Swingline Lender and the Issuing Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, continue to make its own decisions in taking or not taking of any action under or based on this Agreement, any related agreement or any document furnished hereunder or thereunder. Each Lender represents to each other party hereto that it is a bank, savings and loan association or other similar savings or thrift institution, insurance company, investment fund or company, or other financial institution or lending company that makes or acquires commercial loans in the ordinary course of its business and that it is participating hereunder as a Lender for its own account (but subject to its rights to direct the disposition of its assets, including, without limitation, assignments and sales of participation interest in the Loans and its Commitment as contemplated hereunder), and for such commercial purposes, and that it has the knowledge and experience to be and is capable of evaluating the merits and risks of being a Lender hereunder.

     Section  9.4.   Certain  Rights  of  the   Administrative   Agent.  If  the
                     -------------------------------------------------
Administrative Agent shall request instructions from the Required Lenders with respect to any action or actions (including the failure to act) in connection with this Agreement, the Administrative Agent shall be entitled to refrain from such act or taking such act, unless and until it shall have received instructions from such Lenders; and the Administrative Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Lenders where required by the terms of this Agreement.

     Section 9.5. Reliance by  Administrative  Agent. The  Administrative  Agent
                  ----------------------------------
shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed, sent or made by the proper Person. The Administrative Agent may also rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or not taken by it in accordance with the advice of such counsel, accountants or experts.

     Section 9.6.  The  Administrative  Agent in its  Individual  Capacity.  The
                   -------------------------------------------------------
Person serving as the Administrative Agent shall have the same rights and powers under this Agreement and any other Loan Document in its capacity as a Lender as any other Lender and may exercise or refrain from exercising the same as though it were not the Administrative Agent; and the terms "Lenders", "Required Lenders", "holders of Notes", or any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent in its capacity as one of such Lenders or holders. The Person acting as the Administrative Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or Affiliate of the Borrower as if it were not the Administrative Agent hereunder.

     Section 9.7. Successor Administrative Agent.
                  ------------------------------

     (a) The Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent, subject to the approval by the Borrower provided that no Default or Event of Default shall exist at such time. If no successor Administrative Agent shall have been so appointed, and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative Agent, which shall be a commercial bank organized under the laws of the United States of America or any state thereof or a bank which maintains an office in the United States, having a combined capital and surplus of at least $500,000,000.

     (b) Upon the acceptance of its appointment as the Administrative Agent hereunder by a successor, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. If within 45 days after written notice is given of the retiring Administrative Agent's resignation under this Section 9.7 no successor
                                                        -----------
Administrative Agent shall have been appointed and shall have accepted such appointment, then on such 45th day (i) the retiring Administrative Agent's resignation shall become effective, (ii) the retiring Administrative Agent shall thereupon be discharged from its duties and obligations under the Loan Documents, and (iii) the Required Lenders shall thereafter perform all duties of the retiring Administrative Agent under the Loan Documents until such time as the Required Lenders appoint a successor Administrative Agent as provided above. After any retiring Administrative Agent's resignation hereunder, the provisions of this Article IX shall continue in effect for the benefit of such retiring Administrative Agent and its representatives and agents in respect of any actions taken or not taken by any of them while it was serving as the Administrative Agent.

                                   ARTICLE X

                                  MISCELLANEOUS
                                  -------------

     Section 10.1. Notices.
                   -------

     (a) Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications to any party herein to be effective shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

To the Borrower:                   Dollar General Corporation
                                   100 Mission Ridge
                                   Goodlettsville, Tennessee  37072
                                   Attention:        Wade Smith
                                   Telecopy Number:  (615) 855-4973

To the Administrative Agent        SunTrust Bank
or Swingline Lender:               303 Peachtree Street, N. E.
                                   Atlanta, Georgia 30308
                                   Attention: Agency Services
                                   Telecopy Number:  (404) 724-3879

With copies to:                    SunTrust Capital Markets, Inc.
                                   303 Peachtree Street, N. E., 24th Floor
                                   Atlanta, Georgia 30308
                                   Attention:  Jeff Titus
                                   Telecopy Number:  (404) 827-6514

                                   SunTrust Bank
                                   201 Fourth Avenue North
                                   3rd Floor
                                   Nashville, Tennessee  37219
                                   Attention:  Scott Corley
                                   Telecopy Number:  (615) 748-5269

To the Issuing Bank:               SunTrust Bank
                                   25 Park Place
                                   Atlanta, Georgia 30303
                                   Attention:  Mr. Michael Sullivan
                                   Telecopy Number:  (404) 588-8129

To any other Lender:               the address set forth in the Administrative
                                   Questionnaire

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All such notices and other communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the mail or if delivered, upon delivery; provided, that notices delivered to the Administrative
                          --------
Agent, or the Issuing Bank or the Swingline Lender shall not be effective until actually received by such Person at its address specified in this Section 10.1.
                                                                  ------------

     (b) Any agreement of the Administrative Agent and the Lenders herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Borrower. The Administrative Agent and the Lenders shall be entitled to rely in good faith on the authority of any Person purporting to be a Person authorized by the Borrower to give such notice and the Administrative Agent and Lenders shall not have any liability to the Borrower or other Person on account of any action taken or not taken by the Administrative Agent or the Lenders in good faith reliance upon such telephonic or facsimile notice. The obligation of the Borrower to repay the Loans, LC Disbursements, and all other Obligations hereunder shall not be affected in any way or to any extent by any failure of the Administrative Agent and the Lenders to receive written confirmation of any telephonic or facsimile notice.

     Section 10.2. Waiver; Amendments.
                   ------------------

     (a) No failure or delay by the Administrative Agent, the Issuing Bank or any Lender in exercising any right or power hereunder or any other Loan Document, and no course of dealing between the Borrower and the Administrative Agent or any Lender, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power hereunder or thereunder. The rights and remedies of the Administrative Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies provided by law. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by subsection (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or the issuance of a Letter of Credit shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Administrative Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default or Event of Default at the time.

     (b) No amendment or waiver of any provision of this Agreement or the other Loan Documents, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Borrower and the Required Lenders or the Borrower and the Administrative Agent with the consent of the Required Lenders and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, that no amendment or waiver shall: (i) increase the
               --------
Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or obligation to pay any LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the date fixed for any scheduled payment of any principal of, or interest on, any Loan or LC Disbursement or interest thereon or any fees hereunder or reduce the amount of, waive or excuse any such scheduled payment, or postpone the scheduled date for the termination or reduction of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.21 (b) or (c) in
                                                      ---------------      -
a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) change any of the provisions of this Section or the definition of "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the consent of each Lender, (vi) release any Guarantor or limit the liability of any such Guarantor under the Guaranty Agreement, without the written consent of each Lender, or (vii) release all or any substantial portion of the Collateral without the written consent of each Lender; provided
                                                                        --------
further, that no such amendment or waiver shall amend, modify or otherwise affect the rights, duties or obligations of the Administrative Agent, the Swingline Lender or the Issuing Bank without the prior written consent of such Person.

Section 10.3.     Expenses; Indemnification.
                  -------------------------

     (a) The Borrower shall pay (i) all reasonable, out-of-pocket costs and expenses of the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of a single firm of primary counsel, the local counsel referred to in Section 3.1(b)(xv), and all other local counsel
                                 -----------------
as the Administrative Agent may reasonably deem necessary, and of the Administrative Agent and its Affiliates, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of the Loan Documents and any amendments, modifications or waivers thereof (whether or not the transactions contemplated in this Agreement or any other Loan Document shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, and
(iii) all reasonable out-of-pocket costs and expenses (including, without limitation, the reasonable fees, charges and disbursements of outside counsel and the allocated cost of inside counsel) incurred by the Administrative Agent, the Issuing Bank or after the occurrence and during the continuance of any Event of Default, any Lender in connection with the enforcement or protection of its rights in connection with this Agreement, including its rights under this Section, or in connection with the Loans made or any Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

     (b) The Borrower shall indemnify the Administrative Agent, the Issuing Bank and each Lender, and each Related Party of any of the foregoing (each, an "Indemnitee") against, and hold each of them harmless from, any and all costs, losses, liabilities, claims, damages and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, which may be incurred by or asserted against any Indemnitee arising out of, in connection with or as a result of (i) the execution or delivery of this Agreement, any other Loan Document, or any other agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of any of the transactions contemplated hereby or thereby, (ii) any Loan or Letter of Credit or any actual or proposed use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned by the Borrower or any Subsidiary or any Environmental Liability related in any way to the Borrower or any Subsidiary, and (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided, that the Borrower shall not be obligated to indemnify any Indemnitee for any of the foregoing arising out of such Indemnitee's gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final and nonappealable judgment.

     (c) The Borrower shall pay, and hold the Administrative Agent, the Issuing Bank, and each of the Lenders harmless from and against, any and all present and future stamp, documentary, and other similar taxes with respect to this Agreement and any other Loan Documents, any collateral described therein, or any payments due thereunder, and save the

Administrative Agent, the Issuing Bank, and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes.

     (d) To the extent that the Borrower fails to pay any amount required to be paid to the Administrative Agent, the Issuing Bank or the Swingline Lender under subsections (a), (b) or (c) hereof, each Lender severally agrees to pay to the Administrative Agent, the Issuing Bank or the Swingline Lender, as the case may be, such Lender's Pro Rata Share (determined as of the time that the unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided, that the unreimbursed expense or indemnified payment, claim, damage,
--------
liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent, the Issuing Bank or the Swingline Lender in its capacity as such.

     (e) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to actual or direct damages) arising out of, in connection with or as a result of, this Agreement or any agreement or instrument contemplated hereby, the transactions contemplated therein, any Loan or any Letter of Credit or the use of proceeds thereof.

     (f) All amounts due under this Section shall be payable promptly after written demand therefor.

     Section 10.4. Successors and Assigns.
                   ----------------------

     (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

     (b) Any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that
                                                                   --------
(i) except in the case of an assignment of the entire remaining amount of the assigning Lender's Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund with respect to a Lender, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall be an amount which, is not less than $1,000,000 and in an integral multiple of $1,000,000, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consent (such consent of the Borrower not to be unreasonably withheld or delayed), (ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement with respect to the Loan or the  Commitment  assigned,  and
(iii) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $1,000, and the Eligible Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Acceptance, the Eligible Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.18, 2.20, 2.21 and 10.3. Any
                                     --------------   ----   ----     ----
assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.

     (c) The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at one of its offices in Atlanta, Georgia a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be
                               --------
conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

     (d) Any Lender may, without the consent of, or prior notice to, the Borrower, the Administrative Agent, the Issuing Bank or the Swingline Lender sell participations to one or more banks or other entities (a "Participant") in
                                                                -----------
all or a portion of such Lender's rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender's obligations under this Agreement shall remain
--------
unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Issuing Bank, the Swingline Lender and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that
                     --------
such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver with respect to the following to the extent affecting such Participant: (i) increase the Commitment of such Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of such Lender if affected thereby, (iii) postpone the date fixed for any payment of any principal of, or interest on, any Loan or LC Disbursement or interest thereon or any fees hereunder or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date for the termination or reduction of any Commitment, without the written consent of such Lender if affected thereby, (iv) change Section 2.21(b) or (c) in a manner that would alter the pro rata sharing of payments
------      -
required thereby, without the written consent of each Lender, (v) change any of the provisions of this Section or the definition of "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders which are required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, (vi) release any Guarantor or limit the liability of any such Guarantor under the Guaranty Agreement without the written consent of such Lender except to the extent such release is expressly provided under the terms of the Guaranty Agreement, or (vii) release all or substantially all collateral (if any) securing any of the Obligations. Subject to subsection (e) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.16, 2.17, and 2.18
                                                  -------------   ----      ----
to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.7
                                                                    ------------
as though it were a Lender,  provided such  Participant  agrees to be subject to
Section 10.7 as though it were a Lender.
------------

     (e) A Participant shall not be entitled to receive any greater payment under Section 2.18 or Section 2.20 than the applicable Lender would have been
       ------------    ------------
entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Non-U.S. Lender if it were a Lender shall not be entitled to the benefits of Section 2.20 unless
                                                             ------------
the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section
                                                                         -------
2.20(e) as though it were a Lender.
------

     (f) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations  to a  Federal  Reserve  Bank;  provided  that  no  such  pledge  or
                                            --------
assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

     (g) Notwithstanding anything to the contrary set forth herein, no assignment by any Lender to an Approved Fund shall relieve the assigning Lender of any of its obligations to fund Loans or make payments in respect of any Letters of Credit under this Agreement if, for any reason, such Approved Fund fails to fund any such Loans or make any such payments, and the assigning Lender (and not the Approved Fund) shall have the sole right and responsibility to deliver all consents, waivers, amendments, and other actions required or requested under the terms of this Agreement with respect to its Approved Fund.

     Section 10.5. Governing Law; Jurisdiction; Consent to Service of Process.
                   ----------------------------------------------------------

     (a) This Agreement and the other Loan Documents shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of Georgia.

     (b) The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the United States District Court of the Northern District of Georgia, and of any state court of the State of Georgia located in Fulton County and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document or the transactions contemplated hereby or thereby, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Georgia state court or, to the extent permitted by applicable law, such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Borrower or its properties in the courts of any jurisdiction. (c) The Borrower irrevocably and unconditionally waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding described in subsection (b) of this Section and brought in any court referred to in subsection (b) of this Section. Each of the parties hereto irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (d) Each party to this Agreement irrevocably consents to the service of process in the manner provided for notices in Section 10.1. Nothing in this Agreement or in any other Loan Document will affect the right of any party hereto to serve process in any other manner permitted by law.

     Section 10.6. WAIVER OF JURY TRIAL. EACH PARTY HERETO  IRREVOCABLY  WAIVES,
                   --------------------
TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO
(A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

     Section 10.7.  Right of Setoff.  In addition to any rights now or hereafter
                    ---------------
granted under applicable law and not by way of limitation of any such rights, each Lender and the Issuing Bank shall have the right, at any time or from time to time upon the occurrence and during the continuance of an Event of Default, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, to set off and apply against all deposits (general or special, time or demand, provisional or final) of the Borrower at any time held or other obligations at any time owing by such Lender and the Issuing Bank to or for the credit or the account of the Borrower against any and all Obligations held by such Lender or the Issuing Bank, as the case may be, irrespective of whether such Lender or the Issuing Bank shall have made demand hereunder and although such Obligations may be unmatured. Each Lender and the Issuing Bank agree promptly to notify the Administrative Agent and the Borrower after any such set-off and any application made by such Lender and the Issuing Bank, as the case may be; provided, that the failure to give
                                             --------
such notice shall not affect the validity of such set-off and application.

     Section 10.8. Counterparts;  Integration. This Agreement may be executed by
                   --------------------------
one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Agreement, the other Loan Documents, and any separate letter agreement(s) among the Borrower, SunTrust Bank and SunTrust Capital Markets, Inc. constitute the entire agreement among the parties hereto and thereto regarding the subject matters hereof and thereof and supersede all prior agreements and understandings, oral or written, regarding such subject matters.

     Section 10.9.  Survival.  All covenants,  agreements,  representations  and
                    --------
warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.18, 2.19, 2.20, 10.3 and 10.11 and
                                  -------------   ----  ----  ----
Article IX shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof. All representations and warranties made herein, in the certificates, reports, notices, and other documents delivered pursuant to this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents, and the making of the Loans and the issuance of the Letters of Credit.

     Section 10.10.  Severability.  Any provision of this Agreement or any other
                     ------------
Loan Document held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof or thereof; and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section  10.11.  Confidentiality.  Each of the  Administrative  Agent,  the
                      ---------------
Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates', directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential pursuant to the terms hereof),
(b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to a written agreement containing provisions substantially the same as those of this Section, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) with the consent of the Borrower, or (h) to the extent such Information (x) is publicly available at the time of disclosure or become publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis other than from any Person known by the Administrative Agent, Issuing Bank, or Lender, as the case may be, to have made such information available in violation of a duty of confidentiality owed to the Borrower or any Subsidiary. For the purposes of this Section, "Information" means all information received from the Borrower or any
           -----------
Subsidiary relating to the Borrower or any Subsidiary or its business;  provided
                                                                        --------
that, in the case of information received from the Borrower or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has observed customary practices and procedures of commercial banks in respect of confidential information of their customers and otherwise exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

     Section 10.12. Interest Rate Limitation. Notwithstanding anything herein to
                    ------------------------
the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which may be treated as interest on such Loan under applicable law (collectively, the "Charges"), shall exceed the maximum lawful rate of interest (the "Maximum Rate") which may be contracted for, charged, taken, received or reserved by a Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Rate to the date of repayment, shall have been received by such Lender.

                  (remainder of page left intentionally blank)

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                                     DOLLAR GENERAL CORPORATION



                                                     By   /s/ Wade Smith
                                                          ----------------------
                                                     Name:   Wade Smith
                                                     Title:  Treasurer



              [SIGNATURE PAGE TO 3-YEAR REVOLVING CREDIT AGREEMENT]

                            SUNTRUST BANK
                            as Administrative Agent, as Issuing Bank, as Swingline Lender, and as a Lender



                            By   /s/ Scott Corley
                                 -----------------------------------------------
                            Name:  Scott Corley
                            Title: Director



                            Commitment:                   $68,666,667

                            Letter of Credit
                            Subcommitment:                $30,000,000

                            Swingline
                            Subcommitment:                $10,000,000


              [SIGNATURE PAGE TO 3-YEAR REVOLVING CREDIT AGREEMENT]

                           CREDIT SUISSE FIRST BOSTON,
                           as Syndication Agent and as a Lender



                           By   /s/ Vitaly G. Butenko
                                -----------------------------------------------
                           Name:  Vitaly G. Butenko
                           Title: Associate


                           By   /s/ Jay Chall
                                ------------------------------------------------
                           Name:  Jay Chall
                           Title: Director

                           Commitment:                   $33,333,333
                                                          ----------


              [SIGNATURE PAGE TO 3-YEAR REVOLVING CREDIT AGREEMENT]

                           U.S. BANK NATIONAL ASSOCIATION,
                           as Co-Documentation Agent and as a Lender



                           By   /s/ Brian H. Gallagher
                                ------------------------------------------------
                           Name:  Brian H. Gallagher
                           Title: Vice President



                           Commitment:                   $33,333,333
                                                          ----------


              [SIGNATURE PAGE TO 3-YEAR REVOLVING CREDIT AGREEMENT]

                           KEYBANK NATIONAL ASSOCIATION,
                           as Co-Documentation Agent and as a Lender



                           By   /s/ Mary K. Young
                                ------------------------------------------------
                           Name:  Mary K. Young
                           Title: Vice President



                           Commitment:                   $33,333,333
                                                          ----------

              [SIGNATURE PAGE TO 3-YEAR REVOLVING CREDIT AGREEMENT]

                           AMSOUTH BANK,
                           as a Lender



                           By   /s/ Monty R. Trimble
                                ------------------------------------------------
                           Name:  Monty R. Trimble
                           Title: Senior Vice President



                           Commitment:                   $23,333,333
                                                          ----------

              [SIGNATURE PAGE TO 3-YEAR REVOLVING CREDIT AGREEMENT]

                           BANK OF AMERICA, N.A.,
                           as a Lender



                           By   /s/ Dan M. Killian
                                ------------------------------------------------
                           Name:  Dan M. Killian
                           Title: Managing Director



                           Commitment:                   $26,666,667
                                                          ----------

              [SIGNATURE PAGE TO 3-YEAR REVOLVING CREDIT AGREEMENT]

                           LASALLE BANK NATIONAL ASSOCIATION,
                           as a Lender



                           By   /s/ Mark Mital
                                ------------------------------------------------
                           Name:  Mark Mital
                           Title: Vice President



                           Commitment:                   $16,666,667
                                                          ----------

              [SIGNATURE PAGE TO 3-YEAR REVOLVING CREDIT AGREEMENT]

                           UNION PLANTERS BANK, N.A.
                           as a Lender



                           By   /s/ Kathleen L. Nelson
                                ------------------------------------------------
                           Name:  Kathleen L. Nelson
                           Title: Senior Vice President



                           Commitment:                   $16,666,667
                                                          ----------

              [SIGNATURE PAGE TO 3-YEAR REVOLVING CREDIT AGREEMENT]

                           BRANCH BANKING & TRUST CO.,
                           as a Lender



                           By   /s/ R. Andrew Beam
                                ------------------------------------------------
                           Name:  R. Andrew Beam
                           Title: Senior Vice President



                           Commitment:                   $10,000,000
                                                          ----------

              [SIGNATURE PAGE TO 3-YEAR REVOLVING CREDIT AGREEMENT]

                           FIFTH THIRD BANK,
                           as a Lender



                           By   /s/ Megan S. Heisel
                                ------------------------------------------------
                           Name:  Megan S. Heisel
                           Title: Assistant Vice President



                           Commitment:                   $10,000,000
                                                          ----------

              [SIGNATURE PAGE TO 3-YEAR REVOLVING CREDIT AGREEMENT]

                           NATIONAL CITY BANK,
                           as a Lender



                           By   /s/ Michael J. Durbin
                                ------------------------------------------------
                           Name:  Michael J. Durbin
                           Title: Vice President



                           Commitment:                   $10,000,000
                                                          ----------

              [SIGNATURE PAGE TO 3-YEAR REVOLVING CREDIT AGREEMENT]

                           TRANSAMERICA BUSINESS CAPITAL
                           CORPORATION, as a Lender



                           By   /s/ Steve Goetschius
                                ------------------------------------------------
                           Name:  Steve Goetschius
                           Title: Senior Vice President



                           Commitment:                   $10,000,000
                                                          ----------

              [SIGNATURE PAGE TO 3-YEAR REVOLVING CREDIT AGREEMENT]

                           CHANG HWA COMMERCIAL BANK,
                           LTD., LOS ANGELES BRANCH,
                           as a Lender



                           By   /s/ James Lin
                                ------------------------------------------------
                           Name:  James lin
                           Title: SVP & General Manager



                           Commitment:                    $4,666,667
                                                           ---------

              [SIGNATURE PAGE TO 3-YEAR REVOLVING CREDIT AGREEMENT]

                           BANK OF OKLAHOMA N.A.,
                           as a Lender



                           By   /s/ Pamela J. Amburgy
                                ------------------------------------------------
                           Name:  Pamela J. Amburgy
                           Title: Vice President



                           Commitment:                    $3,333,333
                                                           ---------

              [SIGNATURE PAGE TO 3-YEAR REVOLVING CREDIT AGREEMENT]

                                                                  SCHEDULE 1.1-A



                  APPLICABLE MARGINS AND APPLICABLE PERCENTAGES


    Level             Debt Rating                  Applicable Margin       Applicable Percentage
    -----             -----------                  -----------------       ---------------------

                                                         LIBOR          Base Rate
                                                         -----          ---------
      I      greater than or eaual to BBB+/Baa1          0.750%           0.000%           0.150%
     II                   BBB/Baa2                       0.850%           0.000%           0.200%
    III                   BBB-/Baa3                      1.250%           0.000%           0.250%
     IV                    BB+/Ba1                       1.750%           0.500%           0.250%
      V                   BB/Ba2                         2.000%           0.875%           0.375%
     VI               less than BB/Ba2                   2.250%           1.250%           0.500%


                                 Schedule 1.1-A


                                                                  SCHEDULE 1.1-B


                         MORTGAGED NON-RETAIL PROPERTIES


                PROPERTY                        CITY                    STATE
--------------------------------------------------------------------------------
     1)     Distribution Center               Alachua                     FL
     2)     Distribution Center               Zanesville                  OH
     3)     Headquarters                      Goodlettsville              TN


                                 Schedule 1.1-B

                                                                  SCHEDULE 1.1-C

                                            MORTGAGED RETAIL PROPERTIES

--------------------------------------------------------------------------------------------------------------------
  ST      SITE #     STORE #                 ADDRESS                          CITY                   COUNTY
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
  AL     HC-00082     1111           1421 Golden Springs Rd                 Anniston                 Calhoun
--------------------------------------------------------------------------------------------------------------------
  AL     HC-00065     2822           609 East Church Street                  Atmore                 Escambia
--------------------------------------------------------------------------------------------------------------------
  AL     HC-00075     0703              800 McMeans Ave.                   Bay Minette               Baldwin
--------------------------------------------------------------------------------------------------------------------
  AL     HC-00080     3788              1632 Hwy 80 East                    Demopolis                Marengo
--------------------------------------------------------------------------------------------------------------------
  AL     HC-00062     2366             1400 Temple Ave W.                    Fayette                 Fayette
--------------------------------------------------------------------------------------------------------------------
  AL     HC-00113     7101              1729 Decatur Hwy                   Fultondale               Jefferson
--------------------------------------------------------------------------------------------------------------------
  AL     HC-00067     3291                   82 West                          Gordo                  Pickens
--------------------------------------------------------------------------------------------------------------------
  AL     HC-00086     7175                 4979 Hwy 17                       Helena                  Shelby
--------------------------------------------------------------------------------------------------------------------
  AL     HC-00053     0710               1627 Lott Road                    Eight Mile                Mobile
--------------------------------------------------------------------------------------------------------------------
  AL     HC-00061     1642             415 Old Highway 31                    Warrior                Jefferson
--------------------------------------------------------------------------------------------------------------------
  AR     CN-00084     2020            2203 N. Reynolds Road                  Bryant                  Saline
--------------------------------------------------------------------------------------------------------------------
  AR     CN-00085     7026              14 Prospect Court                     Cabot                  Lanoke
--------------------------------------------------------------------------------------------------------------------
  AR     CN-00100     2730            1305 Dave Ward Drive                   Conway                 Faulkner
--------------------------------------------------------------------------------------------------------------------
  AR     CN-00076     1254          609 J.P. Wright Loop Road             Jacksonville               Pulaski
--------------------------------------------------------------------------------------------------------------------
  FL     UR-00090     1635       14201 Martin Luther King Blvd.              Alachua                 Alachua
--------------------------------------------------------------------------------------------------------------------
  FL     UR-00100     1332           856 South Broad Street                Brooksville              Hernando
--------------------------------------------------------------------------------------------------------------------
  FL     UR-00109     1651            125 West Belt Avenue                  Bushnell                 Sumter
--------------------------------------------------------------------------------------------------------------------
  FL     UR-00096     1337             1302 N. Young Blvd.                  Chiefland                 Levy
--------------------------------------------------------------------------------------------------------------------
  FL     UR-00127     7232              225 Raspberry Rd.                   Crestview               Okaloosa
--------------------------------------------------------------------------------------------------------------------
  FL     UR-00112     4052           16075 US Highway 331-S                 Freeport                 Walton
--------------------------------------------------------------------------------------------------------------------
  FL     UR-00086     7049             1498 S. Highway 29             Gonzales (Cantonment)         Escambia
--------------------------------------------------------------------------------------------------------------------
  FL     UR-00124     7141             2207 S. Highway 77                  Lynn Haven                  Bay
--------------------------------------------------------------------------------------------------------------------
  FL     UR-00084     7228               4439 Highway 90                      Pace                 Santa Rosa
--------------------------------------------------------------------------------------------------------------------
  FL     UR-00088     2877           3070 W. Michigan Avenue                Pensacola               Escambia
--------------------------------------------------------------------------------------------------------------------
  FL     UR-00097     7400             301 Beverly Parkway                  Pensacola               Escambia
--------------------------------------------------------------------------------------------------------------------
  FL     UR-00098     0772             4818 Mobile Highway                  Pensacola               Escambia
--------------------------------------------------------------------------------------------------------------------
  FL     UR-00121     4127            4023 Pine Forest Rd.                  Pensacola               Escambia
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00026     3117          1011 South Pierce Street                  Alma                    Bacon
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00067     1265            1640 Glen Carrie Road                   Hull                   Madison
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00113     1206           1460 Atlanta Highway NW                 Auburn                  Barrow
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00064     0706            314 S. Church Street                   Blakely                  Early
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00032     4800              108 Burson Street                    Bowdon                  Carroll
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00058     2618            3050 Mount Zion Road                   Bremen                  Carroll
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00073     1272              1003 N. Park St.                   Carrollton                Carroll
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00036     4773             U.S. Highway 129-S                   Cleveland                 White
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00007     0997             3219 Maysville Rd.                   Commerce                 Jackson
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00024     2386             101 W. 14th Avenue                    Cordele                  Crisp
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00028     4808               5321 Highway 20                    Covington                Newton
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00122     7057             7118 Highway 278 NE                  Covington                Newton
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00104     1025             6010 Bethelview Rd.                   Cumming                 Forsyth
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00105     1266          121 North Corner Parkway                 Cumming                 Forsyth
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00059     3703             295 Blakely Street                   Cuthbert                Randolph
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00061     0571           Morrison Moore Parkway                 Dahlonega                Lumpkin
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00068     0630            1293 Merchants Drive                   Dallas                 Paulding

                                 Schedule 1.1-C


                           MORTGAGE RETAIL PROPERTIES
                           --------------------------

--------------------------------------------------------------------------------------------------------------------
  GA     UR-00042     0046           2280 Chatsworth Highway                 Dalton                 Whitfield
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00091     0872              Cleveland Highway                    Dalton                 Whitfield
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00055     0851              409 E. 3rd Street                 Donalsonville             Seminole
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00027     4789         1730 South Peterson Avenue                Douglas                 Coffee
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00115     3399               2190 Midway Rd.                  Douglasville               Douglas
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00016     2099            118 Hillcrest Parkway                  Dublin                  Laurens
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00017     4655              531 Central Drive                  East Dublin               Laurens
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00093     1257             4388 Washington Rd.                    Evans                 Columbia
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00020     4775           2500 Limestone Parkway                Gainesville                Hall
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00065     0780           188 West Clinton Street                  Gray                    Jones
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00005     4572             1019 Memorial Drive                   Griffin                Spaulding
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00108     1325                   Rte. 92                         Griffin                Spaulding
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00054     4954            5130 Wrightsboro Rd.                  Groveton                Columbia
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00021     0076           1323 E. Franklin Street                Hartwell                  Hart
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00089     0996             890 West Church St.                   Jasper                  Pickens
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00025     0301           995 East Cherry Street                   Jesup                   Wayne
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00013     4837             214 Commerce Avenue                  LaGrange                  Troup
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00014     4656            1811 West Pointe Road                 LaGrange                  Troup
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00003     4792             5544 Thomaston Road                    Macon                   Bibb
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00120     7133           3501 Hartley Bridge Rd.                  Macon                   Bibb
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00006     0519             1521 Eatonton Road                    Madison                 Morgan
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00002     0126          1104 Warm Springs Highway              Manchester              Meriwether
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00079     1094               210 Baston Road                    Martinez                Columbia
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00019     4882           1440 South Cedar Street                McDonough                 Henry
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00072     1089           1550 N. Columbia Street              Milledgeville              Baldwin
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00035     2331            1908 1st Avenue S.E.                  Moultrie                Colquitt
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00008     4778              245 Temple Avenue                    Newnan                  Coweta
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00077     0738          234 West Railroad Street                 Pelham                 Mitchell
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00126     7172         6391 Hiram Douglas Highway            Powder Springs             Paulding
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00010     1904          1225 East Jackson Street               Thomasville               Thomas
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00023     2521                US Highway 27                       Trion                 Chattoga
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00001     4963            106 Feagin Mill Road               Warner Robbins              Houston
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00009     4857        1515 Richard B. Russell Pkwy.          Warner Robbins              Houston
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00033     4807               751 Highway 96             Warner Robbins (Bonaire)         Houston
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00076     2059              2451 Watson Blvd.                Warner Robbins              Houston
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00040     4856         1902 South Georgia Parkway               Waycross                  Ware
--------------------------------------------------------------------------------------------------------------------
  GA     UR-00075     0800            11067 Millarden Road                  Woodbury               Meriwether
--------------------------------------------------------------------------------------------------------------------
  IA     HC-00093     2228             900 Princeton Drive                    Albia                  Monroe
--------------------------------------------------------------------------------------------------------------------
  IA     HC-00132     7234             701 - 8th Street SW                   Altoona                  Polk
--------------------------------------------------------------------------------------------------------------------
  IA     HC-00162     7310           901 S. Ankeny Boulevard                 Ankeny                   Polk
--------------------------------------------------------------------------------------------------------------------
  IA     HC-00092     0111             1805 E. 7th Street                   Atlantic                  Cass
--------------------------------------------------------------------------------------------------------------------
  IA     HC-00128     2578              3025 West Avenue                   Burlington              Des Moines
--------------------------------------------------------------------------------------------------------------------
  IA     HC-00116     7053             1006 N. 18th Street                 Centerville              Appanoose
--------------------------------------------------------------------------------------------------------------------
  IA     HC-00161     2305          200 E. Glenn Miller Drive               Clarinda                  Page
--------------------------------------------------------------------------------------------------------------------
  IA     HC-00118     7138             535 16th Avenue SE                  Dyersville                Dubuque
--------------------------------------------------------------------------------------------------------------------



                           MORTGAGE RETAIL PROPERTIES
                           --------------------------

--------------------------------------------------------------------------------------------------------------------
  IA     HC-00156     7054              3206 Main Street                   Emmetsburg               Palo Alto
--------------------------------------------------------------------------------------------------------------------
  IA     HC-00106     1458             3715 Lafayette Road                  Evansdale              Black Hawk
--------------------------------------------------------------------------------------------------------------------
  IA     HC-00158     7142             2304 N. Burlington                   Fairfield               Jefferson
--------------------------------------------------------------------------------------------------------------------
  IA     HC-00119     7109               114 West Street                    Grinnell                Poweshiek
--------------------------------------------------------------------------------------------------------------------
  IA     HC-00121     2329            1304 1st Street West                Independence              Buchanon
--------------------------------------------------------------------------------------------------------------------
  IA     HC-00097     3540          1420 North Lincoln Street               Knoxville                Marion
--------------------------------------------------------------------------------------------------------------------
  IA     HC-00176     7226             1135 East Post Road                   Marion                   Linn
--------------------------------------------------------------------------------------------------------------------
  IA     HC-00103     4206          2413 South Center Street              Marshalltown              Marshall
--------------------------------------------------------------------------------------------------------------------
  IA     HC-00109     2019            408 South 9th Street                Marshalltown              Marshall
--------------------------------------------------------------------------------------------------------------------
  IA     HC-00117     2010             710 N. Grand Avenue                Mt. Pleasant                Henry
--------------------------------------------------------------------------------------------------------------------
  IA     HC-00127     7027           2000 Cedar Plaza Drive                 Muscatine               Muscatine
--------------------------------------------------------------------------------------------------------------------
  IA     HC-00104     1536             1705 South B Avenue                   Nevada                   Story
--------------------------------------------------------------------------------------------------------------------
  IA     HC-00126     7179            721 N. Quincy Avenue                   Ottumwa                 Wapello
--------------------------------------------------------------------------------------------------------------------
  IA     HC-00134     2342              1010 26th Street                      Perry                  Dallas
--------------------------------------------------------------------------------------------------------------------
  IA     HC-00120     4513              4840 Maple Drive                  Pleasant Hill               Polk
--------------------------------------------------------------------------------------------------------------------
  IA     HC-00133     7136          66 East Tower Park Drive                Waterloo               Black Hawk
--------------------------------------------------------------------------------------------------------------------
  IL     CN-00134     7180            2160 West Ramada Lane                Carbondale                Jackson
--------------------------------------------------------------------------------------------------------------------
  IL     CN-00130     7181              1940 18th Street                   Charleston                 Coles
--------------------------------------------------------------------------------------------------------------------
  IL     CN-00141     7223          17 West Plumner Boulevard                Chatham                Sangamon
--------------------------------------------------------------------------------------------------------------------
  IL     CN-00105     2066             3797 US Route 36-E                    Decatur                  Macon
--------------------------------------------------------------------------------------------------------------------
  IL     CN-00111     1452             1200 - 17th Street                    Fulton                 Whiteside
--------------------------------------------------------------------------------------------------------------------
  IL     CN-00082     1387             713 Madison Street                    Lebanon                St. Clair
--------------------------------------------------------------------------------------------------------------------
  IL     CN-00120     7137             1640 N. Main Street                  Princeton                Bureau
--------------------------------------------------------------------------------------------------------------------
  IN     PR-00016     0939              11 Saratoga Drive                  Batesville               Franklin
--------------------------------------------------------------------------------------------------------------------
  IN     PR-00005     1268        12050 West Washington Street             Cumberland                Marion
--------------------------------------------------------------------------------------------------------------------
  IN     PR-00006     2144           1800 Medical Arts Drive               Huntingburg               Dubois
--------------------------------------------------------------------------------------------------------------------
  IN     PR-00003     4509          4117 North Mannheim Road                 Jasper                  Dubois
--------------------------------------------------------------------------------------------------------------------
  IN     PR-00009     1146             913 Commerce Place                   Ligionier                 Noble
--------------------------------------------------------------------------------------------------------------------
  IN     PR-00007     1140                3121 S.R. 24                     Logansport                 Cass
--------------------------------------------------------------------------------------------------------------------
  IN     PR-00013     7035         932 South Merrifield Avenue              Mishawaka              St. Joseph
--------------------------------------------------------------------------------------------------------------------
  IN     PR-00012     0155              906 Broad Street                   New Castle                 Henry
--------------------------------------------------------------------------------------------------------------------
  IN     PR-00011     2361            999 West Main Street                    Peru                    Miami
--------------------------------------------------------------------------------------------------------------------
  IN     PR-00002     1269              1299 South Adams                   Versailles                Ripley
--------------------------------------------------------------------------------------------------------------------
  KS     HC-00139     4470           1805 South Range Avenue                  Colby                  Thomas
--------------------------------------------------------------------------------------------------------------------
  KS     HC-00108     1049              20 Market Street                  Council Grove              Morris
--------------------------------------------------------------------------------------------------------------------
  KS     HC-00115     4427               1208 East 27th                       Hays                    Ellis
--------------------------------------------------------------------------------------------------------------------
  KS     HC-00122     2537           901 South First Street                 Hiawatha                  Brown
--------------------------------------------------------------------------------------------------------------------
  KS     HC-00059     1009             200 Arizona Avenue                    Holton                  Jackson
--------------------------------------------------------------------------------------------------------------------
  KS     HC-00090     2579             211 South Franklin                 Junction City               Geary
--------------------------------------------------------------------------------------------------------------------
  KS     HC-00100     7224            403 North Main Street                  Lansing               Leavenworth
--------------------------------------------------------------------------------------------------------------------
  KS     HC-00096     7056           2321 Turtle Creek Blvd.                Manhattan                 Riley
--------------------------------------------------------------------------------------------------------------------
  KS     HC-00147     7171            1310 East 1st Street                    Pratt                   Pratt
--------------------------------------------------------------------------------------------------------------------
  KS     HC-00063     1171             1001 S.W. Fairlawn                    Topeka                  Shawnee
--------------------------------------------------------------------------------------------------------------------
  KS     HC-00094     1457              1410 West Hwy. 24                    Wamego               Pottawatomie
--------------------------------------------------------------------------------------------------------------------
  KS     HC-00060     0859             221 West 47th South                   Wichita                Sedgwick
--------------------------------------------------------------------------------------------------------------------
  KY     HC-00047     1029             7704 S. Highway 27                   Burnside                 Pulaski
--------------------------------------------------------------------------------------------------------------------



                           MORTGAGE RETAIL PROPERTIES
                           --------------------------
--------------------------------------------------------------------------------------------------------------------
  KY     HC-00044     0316            2203 East Main Street                Cumberland                Harlan
--------------------------------------------------------------------------------------------------------------------
  KY     HC-00043     2654                Hwy 131 West                       Elkhorn                  Pike
--------------------------------------------------------------------------------------------------------------------
  KY     HC-00114     0338              1645 Ashland Rd.                     Greenup                 Greenup
--------------------------------------------------------------------------------------------------------------------
  KY     HC-00150     7110            1201 Cherrywood Drive                 LaGrange                 Oldham
--------------------------------------------------------------------------------------------------------------------
  KY     HC-00101     1275              8491 Pembroke Rd.                   Oak Grove               Christian
--------------------------------------------------------------------------------------------------------------------
  KY     HC-00084     1057              1006 Center Drive                   Richmond                 Madison
--------------------------------------------------------------------------------------------------------------------
  KY     HC-00071     1088            21 Mount Tabor Court                 Shelbyville               Shelby
--------------------------------------------------------------------------------------------------------------------
  KY     HC-00089     1459             639 Highland Avenue                 Vine Grove                Hardin
--------------------------------------------------------------------------------------------------------------------
  LA     BM-00058     2771             13965 Coursey Blvd.                 Baton Rouge          East Baton Rouge
--------------------------------------------------------------------------------------------------------------------
  LA     BM-00040     0759            175 Arlington Street                 Bayou Vista           St. Mary Parish
--------------------------------------------------------------------------------------------------------------------
  LA     BM-00036     0448               254 Rees Street                  Breaux Bridge         St. Martin Parish
--------------------------------------------------------------------------------------------------------------------
  LA     BM-00063     7022               11215 Joor Road                     Central            East Baton Rouge
--------------------------------------------------------------------------------------------------------------------
  LA     BM-00037     2884              3039 Hwy 1-South                 Donaldsonville         Ascension Parish
--------------------------------------------------------------------------------------------------------------------
  LA     BM-00016     0621         2216 E.E. Wallace Blvd. N.               Ferriday            Corcordia Parish
--------------------------------------------------------------------------------------------------------------------
  LA     BM-00056     1544              300 Joe Hoy Drive                   Franklin             St. Mary Parish
--------------------------------------------------------------------------------------------------------------------
  LA     BM-00071     7177              41065 Highway 42                     Galvez             Ascension Parish
--------------------------------------------------------------------------------------------------------------------
  LA     BM-00054     3839           1207 University Avenue                  Hammond               Tangipahoa
--------------------------------------------------------------------------------------------------------------------
  LA     BM-00039     1045            5744 West Main Street                   Houma             Terrebonne Parish
--------------------------------------------------------------------------------------------------------------------
  LA     BM-00061     7023           226 S. Hollywood Blvd.                   Houma             Terrebonne Parish
--------------------------------------------------------------------------------------------------------------------
  LA     BM-00017     2492              109 Jasper Street                   Rayville             Richland Parish
--------------------------------------------------------------------------------------------------------------------
  LA     BM-00053     2740            2115 Gause Blvd. East                  Slidell           St. Tammany Parish
--------------------------------------------------------------------------------------------------------------------
  LA     MB-00035     0071        213 North Cities Service Hwy               Sulphur            Calcasieu Parish
--------------------------------------------------------------------------------------------------------------------
  LA     MB-00032     0777             347 W. Main Street                 Ville Platte          Evangeline Parish
--------------------------------------------------------------------------------------------------------------------
  LA     MB-00051     0562              1200 Thomas Road                   West Monroe           Ouchita Parish
--------------------------------------------------------------------------------------------------------------------
  LA     MB-00049     0917                5938 Hwy 167                      Winnfield              Winn Parish
--------------------------------------------------------------------------------------------------------------------
  MO     CN-00060     7058              2148 NW7 Highway                  Blue Springs               Jackson
--------------------------------------------------------------------------------------------------------------------
  MO     CN-00114     4338               3020 Paris Road                    Columbia                  Boone
--------------------------------------------------------------------------------------------------------------------
  MO     CN-00063     1433          2114 Scotthill Woods Rd.             Jefferson City               Cole
--------------------------------------------------------------------------------------------------------------------
  MO     CN-00102     1768              1350 N. Bryon Dr.                     Nixa                  Christian
--------------------------------------------------------------------------------------------------------------------
  MO     CN-00115     0404              1202-A Highway 28                  Owensville               Gasconade
--------------------------------------------------------------------------------------------------------------------
  MO     CN-00061     7102           2535 W. Kearney Street                Springfield               Greene
--------------------------------------------------------------------------------------------------------------------
  MS     BM-00066     7104            267 Highway 15 North                  Ackerman                 Choctaw
--------------------------------------------------------------------------------------------------------------------
  MS     BM-00045     1289             524 Highway 6 East                  Batesville                Panola
--------------------------------------------------------------------------------------------------------------------
  MS     BM-00008     4928        2768 Highway 15 Court Street             Bay Springs               Jasper
--------------------------------------------------------------------------------------------------------------------
  MS     BM-00007     1565          125 Swinging Bridge Drive                 Byram                   Hinds
--------------------------------------------------------------------------------------------------------------------
  MS     BM-00018     4884           808 South State Street                Clarksdale                Coahoma
--------------------------------------------------------------------------------------------------------------------
  MS     BM-00004     4711             206 Alabama Street                   Columbus                 Lowndes
--------------------------------------------------------------------------------------------------------------------
  MS     BM-00010     1046              108 Deason Street                  Ellisville                 Hinds
--------------------------------------------------------------------------------------------------------------------
  MS     BM-00033     0875             117 Progress Drive                     Flora                  Madison
--------------------------------------------------------------------------------------------------------------------
  MS     BM-00021     0218         2250 South Commerce Street                Grenada                 Grenada
--------------------------------------------------------------------------------------------------------------------
  MS     BM-00046     1717               5021 Highway 42                   Hattiesburg               Forrest
--------------------------------------------------------------------------------------------------------------------
  MS     BM-00048     1039              1909 Hardy Street                  Hattiesburg               Forrest
--------------------------------------------------------------------------------------------------------------------
  MS     BM-00029     0629              28065 Highway 28                   Hazlehurst                Copiah
--------------------------------------------------------------------------------------------------------------------
  MS     BM-00001     2372             611 Highway 82 West                  Indianola               Sunflower
--------------------------------------------------------------------------------------------------------------------
  MS     BM-00003     1296               3322 Terry Road                     Jackson                  Hinds
--------------------------------------------------------------------------------------------------------------------
  MS     BM-00041     0942              16180 Highway 603                     Kiln                   Hancock
--------------------------------------------------------------------------------------------------------------------



                           MORTGAGE RETAIL PROPERTIES
                           --------------------------

--------------------------------------------------------------------------------------------------------------------
  MS     BM-00034     1388       55 Veterans Memorial Boulevard             Kosciusko                Attala
--------------------------------------------------------------------------------------------------------------------
  MS     BM-00013     0878              384 Winter Street                   Lucedale                 George
--------------------------------------------------------------------------------------------------------------------
  MS     BM-00011     4742           6650 North Hill Street                 Meridian               Lauderdale
--------------------------------------------------------------------------------------------------------------------
  MS     BM-00020     4900           10956 Nichols Boulevard              Olive Branch               Desoto
--------------------------------------------------------------------------------------------------------------------
  MS     BM-00042     0926           1405 South Main Street                Poplarville             Pearl River
--------------------------------------------------------------------------------------------------------------------
  MS     BM-00009     4802             1012 Market Street                  Port Gibson              Claiborne
--------------------------------------------------------------------------------------------------------------------
  MS     BM-00030     0888             267 Magnolia Drive                    Raleigh                  Smith
--------------------------------------------------------------------------------------------------------------------
  MS     BM-00015     0667             410 East Lee Street                   Sardis                  Panola
--------------------------------------------------------------------------------------------------------------------
  MS     MB-00044     1169           8274 Airways Boulevard                Southhaven                Desoto
--------------------------------------------------------------------------------------------------------------------
  MS     BM-00064     7025               1300 Stark Road                   Starksville              Oktibbeha
--------------------------------------------------------------------------------------------------------------------
  MS     BM-00028     1178          3309 McCullough Boulevard                Tupelo                    Lee
--------------------------------------------------------------------------------------------------------------------
  MS     BM-00006     4710              11980 Highway 57                   Van Cleave                Jackson
--------------------------------------------------------------------------------------------------------------------
  MS     BM-00002     0678               100 Highway 27                     Vicksburg                Warren
--------------------------------------------------------------------------------------------------------------------
  MS     BM-00012     0894           1006 Mississippi Drive                Waynesboro                 Wayne
--------------------------------------------------------------------------------------------------------------------
  MS     BM-00057     0688         104 South Applegate Street                Winona                Montgomery
--------------------------------------------------------------------------------------------------------------------
  NC     CN-00028     4849            1810 Live Oak Street                  Beaufort                Carteret
--------------------------------------------------------------------------------------------------------------------
  NC     CN-00087     1440            131 N. NC 41 Act. Hwy                Beulaville                Duplin
--------------------------------------------------------------------------------------------------------------------
  NC     CN-00001     4651              519 Market Place                     Biscoe                Montgomery
--------------------------------------------------------------------------------------------------------------------
  NC     CN-00078     1236             1007 Monroe Street                   Carthage                  Moore
--------------------------------------------------------------------------------------------------------------------
  NC     CN-00022     4942            1008 N. Brown Street                  Chadbourn               Columbus
--------------------------------------------------------------------------------------------------------------------
  NC     CN-00051     0346              122 Hwy 29 South                   China Grove                Rowan
--------------------------------------------------------------------------------------------------------------------
  NC     CN-00002     4650              210 Market Street                   Cramerton                Gaston
--------------------------------------------------------------------------------------------------------------------
  NC     CN-00053     0425           302 East Atkins Street                  Dobson                   Surry
--------------------------------------------------------------------------------------------------------------------
  NC     CN-00026     4744           120 Brookfall Dairy Rd                   Elkin                   Surry
--------------------------------------------------------------------------------------------------------------------
  NC     CN-00052     4943          711 South McDaniel Street                Enfield                 Halifax
--------------------------------------------------------------------------------------------------------------------
  NC     CN-00057     0168            105 East Marlboro Rd.                 Farmville                 Pitt
--------------------------------------------------------------------------------------------------------------------
  NC     CN-00136     7144           507 East Wellons Street                Four Oaks               Johnston
--------------------------------------------------------------------------------------------------------------------
  NC     CN-00009     4723          3864 West Franklin Blvd.                Gastonia                 Gaston
--------------------------------------------------------------------------------------------------------------------
  NC     CN-00059     0285           1410 West Grantham St.                 Goldsboro                 Wayne
--------------------------------------------------------------------------------------------------------------------
  NC     CN-00048     4905          101 Granite Quarry Street               Salisbury                 Rowan
--------------------------------------------------------------------------------------------------------------------
  NC     CN-00041     4886               479 Hwy 70 West                    Havelock                 Craven
--------------------------------------------------------------------------------------------------------------------
  NC     CN-00027     2782            1942 Spartanburg Hwy               Hendersonville             Henderson
--------------------------------------------------------------------------------------------------------------------
  NC     CN-00030     4827           407 E Washington Street                LaGrange                 Lenoir
--------------------------------------------------------------------------------------------------------------------
  NC     CN-00081     1442       180 W. Cornelius Hernett Blvd.            Lillington                Harnett
--------------------------------------------------------------------------------------------------------------------
  NC     CN-00138     7225                103 Wade Ave.                     Louisburg               Franklin
--------------------------------------------------------------------------------------------------------------------
  NC     CN-00011     4770            W. Martin L. King Dr.                  Maxton                 Scotland
--------------------------------------------------------------------------------------------------------------------
  NC     CN-00018     4777            914 West Main Street                Murfreesboro              Hertford
--------------------------------------------------------------------------------------------------------------------
  NC     CN-00068     0430              1445 Andrews Rd.                     Murphy                 Cherokee
--------------------------------------------------------------------------------------------------------------------
  NC     CN-00025     4791             800 E Washington St                  Nashville                 Nash
--------------------------------------------------------------------------------------------------------------------
  NC     CN-00016     4868            871 Granberry Street                   Newland                  Avery
--------------------------------------------------------------------------------------------------------------------
  NC     CN-00023     4818                 359 Main St                    Newton Grove               Sampson
--------------------------------------------------------------------------------------------------------------------
  NC     CN-00010     4674            496 South Main Street                  Norwood                 Stanly
--------------------------------------------------------------------------------------------------------------------
  NC     CN-00003     4771               341 Aquadale Rd                     Oakboro                 Stanly
--------------------------------------------------------------------------------------------------------------------
  NC     CN-00013     4829             917 West 3rd Street                  Pembroke                 Robeson
--------------------------------------------------------------------------------------------------------------------
  NC     CN-00047     4899           315 East Hamlet Street                 Pinetops                Edgecombe
--------------------------------------------------------------------------------------------------------------------
  NC     CN-00045     0880               704 East Street                    Pittsboro                Chatham
--------------------------------------------------------------------------------------------------------------------



                           MORTGAGE RETAIL PROPERTIES
                           --------------------------

--------------------------------------------------------------------------------------------------------------------
  NC     CN-00075     2449            724 U.S. Hwy 64 East                  Plymouth               Washington
--------------------------------------------------------------------------------------------------------------------
  NC     CN-00020     4790             105 Fayetteville Rd                   Raeford                  Hoke
--------------------------------------------------------------------------------------------------------------------
  NC     CN-00014     4769              905 East 4th Ave                   Red Springs               Robeson
--------------------------------------------------------------------------------------------------------------------
  NC     CN-00056     2906              139 North Hwy 49                    Richfield                Stanly
--------------------------------------------------------------------------------------------------------------------
  NC     CN-00131     7098            2104 Fayetteville Rd.                Rockingham               Richmond
--------------------------------------------------------------------------------------------------------------------
  NC     CN-00058     0801            411-K South Main St.                 Rolesville                 Wake
--------------------------------------------------------------------------------------------------------------------
  NC     CN-00015     4873             608 East NC Hwy 24                   Roseboro                 Sampson
--------------------------------------------------------------------------------------------------------------------
  NC     CN-00089     1235               4205 NC Hwy 211                    West End                  Moore
--------------------------------------------------------------------------------------------------------------------
  NC     CN-00029     4945             4301 Church Street                  Sharpsburg                 Nash
--------------------------------------------------------------------------------------------------------------------
  NC     CN-00012     4774            584 West Clark Street                 St. Pauls                Robeson
--------------------------------------------------------------------------------------------------------------------
  NC     CN-00039     0869           1413 West Corbett Ave.                 Swansboro                Onslow
--------------------------------------------------------------------------------------------------------------------
  NC     CN-00044     4906             1207 East Fifth St.                 Tabor City               Columbus
--------------------------------------------------------------------------------------------------------------------
  NC     CN-00005     4819              717 Albemarle Rd                      Troy                 Montgomery
--------------------------------------------------------------------------------------------------------------------
  NC     CN-00090     3216              8681 North Hwy 10                     Vale                   Lincoln
--------------------------------------------------------------------------------------------------------------------
  NC     CN-00034     4977           421 South Brooks Street               Wake Forest                Wake
--------------------------------------------------------------------------------------------------------------------
  NC     CN-00080     7059             1035 NC Hwy 65 West                 Walnut Cove               Stokes
--------------------------------------------------------------------------------------------------------------------
  NC     CN-00054     0203            1431 John Small Ave.                 Washington               Beaufort
--------------------------------------------------------------------------------------------------------------------
  NC     CN-00017     4890          31 Beaver Creek School Rd            West Jefferson               Ashe
--------------------------------------------------------------------------------------------------------------------
  NC     CN-00074     1016         2119 Forest Hills Rd., West               Wilson                  Wilson
--------------------------------------------------------------------------------------------------------------------
  NC     CN-00092     7033              221 West Hwy. 74                     Wingate                  Union
--------------------------------------------------------------------------------------------------------------------
  NE     HC-00135     3025            2120 North 6th Street                 Beatrice                  Gage
--------------------------------------------------------------------------------------------------------------------
  OH     ZR-00055     1542             825 E. Main Street                    Ashland                 Ashland
--------------------------------------------------------------------------------------------------------------------
  OH     ZR-00064     7103            3520 N. Ridge Road E                  Ashtabula               Ashtabula
--------------------------------------------------------------------------------------------------------------------
  OH     ZR-00001     4694            888 West Main Street                  Bellevue                Sandusky
--------------------------------------------------------------------------------------------------------------------
  OH    ZR-000066     7028              1905 Havemann Rd.                    Celina                  Mercer
--------------------------------------------------------------------------------------------------------------------
  OH     ZR-00008     4776            1400 N. Bridge Street                Chillicothe                Ross
--------------------------------------------------------------------------------------------------------------------
  OH     ZR-00070     7134               251 Elida Road                      Delphos                  Allen
--------------------------------------------------------------------------------------------------------------------
  OH     ZR-00077     7107             2205 Tiffin Avenue                    Findlay                 Hancock
--------------------------------------------------------------------------------------------------------------------
  OH     ZR-00059     1932              478 Jackson Pike                   Gallipolis                Gallia
--------------------------------------------------------------------------------------------------------------------
  OH     ZR-00009     0120             100 Commerce Place                    Geneva                 Ashtabula
--------------------------------------------------------------------------------------------------------------------
  OH     ZR-00046     0994          22081 State Route 51 West                 Genoa                  Ottawa
--------------------------------------------------------------------------------------------------------------------
  OH     ZR-00035     4987              2393 Dayton Pike                   Germantown              Montgomery
--------------------------------------------------------------------------------------------------------------------
  OH     ZR-00043     0604          108 W. Washington Street                Jamestown                Greene
--------------------------------------------------------------------------------------------------------------------
  OH     ZR-00079     7227               7000 Rose Drive                     Lisbon                Columbiana
--------------------------------------------------------------------------------------------------------------------
  OH     ZR-00063     7030             1212 W. Main Street                 Louisville                 Stark
--------------------------------------------------------------------------------------------------------------------
  OH     ZR-00004     0324              1509 Ashland Road                   Mansfield               Richland
--------------------------------------------------------------------------------------------------------------------
  OH     ZR-00005     4740            320 Mill Creek Drive                 Marysville                 Union
--------------------------------------------------------------------------------------------------------------------
  OH     ZR-00057     2015          495 S. Washington Street               New Bremen               Auglaize
--------------------------------------------------------------------------------------------------------------------
  OH     ZR-00012     0169             753 Carroll Street                 New Lexington               Perry
--------------------------------------------------------------------------------------------------------------------
  OH     ZR-00020     0390             101 W. State Street                Newcomerstown            Tuscarawas
--------------------------------------------------------------------------------------------------------------------
  OH     ZR-00006     4741              359 Milan Avenue                     Norwalk                  Huron
--------------------------------------------------------------------------------------------------------------------
  OH     ZR-00003     4673           1660 West Fourth Street                 Ontario                Richland
--------------------------------------------------------------------------------------------------------------------
  OH     ZR-00067     7029            1444 N. Perry Street                   Ottawa                  Putnam
--------------------------------------------------------------------------------------------------------------------
  OH     ZR-00034     1241          5055 College Corner Pike                 Oxford                  Butler
--------------------------------------------------------------------------------------------------------------------
  OH     ZR-00050     0539             75 Oak Meadow Drive                  Pataskala                Licking
--------------------------------------------------------------------------------------------------------------------
  OH     ZR-00019     2779            840 East Perry Street                 Paulding                Paulding
--------------------------------------------------------------------------------------------------------------------



                           MORTGAGE RETAIL PROPERTIES
                           --------------------------

--------------------------------------------------------------------------------------------------------------------
  OH     ZR-00007     4779            2824 East Harbo Road                Port Clinton               Ottawa
--------------------------------------------------------------------------------------------------------------------
  OH     ZR-00011     2260            3508 West Main Street                  Ravenna                 Portage
--------------------------------------------------------------------------------------------------------------------
  OH     ZR-00061     7099             844 Indiana Avenue                 Saint Mary's              Auglaize
--------------------------------------------------------------------------------------------------------------------
  OH     ZR-00054     1450             955 N. State Street                   Trenton                 Butler
--------------------------------------------------------------------------------------------------------------------
  OH     ZR-00053     1955            785 W. Market Street                    Troy                    Miami
--------------------------------------------------------------------------------------------------------------------
  OH     ZR-00033     0360           1260 East Wyandot Ave.              Upper Sandusky              Wyandot
--------------------------------------------------------------------------------------------------------------------
  OH     ZR-00056     2047            1821 Columbus Avenue            Washington Courthouse          Fayette
--------------------------------------------------------------------------------------------------------------------
  OH     ZR-00010     4739            201 W. Walton Street                   Willard                  Huron
--------------------------------------------------------------------------------------------------------------------
  OH     ZR-00040     1043              359 Lewisville Rd                  Woodsfield                Monroe
--------------------------------------------------------------------------------------------------------------------
  OK     HC-00036     4984               217 N.E. Tenth                     Blanchard                McClain
--------------------------------------------------------------------------------------------------------------------
  OK     HC-00064     0294              201 S. 9th Street                    Duncan                 Stephens
--------------------------------------------------------------------------------------------------------------------
  OK     HC-00038     0208              14143 Elm Street                    Glenpool                  Tulsa
--------------------------------------------------------------------------------------------------------------------
  OK     CH-00040     0633              211 N. 5th Street                   Henryetta               Okmulgee
--------------------------------------------------------------------------------------------------------------------
  OK     HC-00039     7051               1305 South Main                   Kingfisher              Kingfisher
--------------------------------------------------------------------------------------------------------------------
  OK     HC-00049     0122             844 NW 32nd Street                  New Castle                McClain
--------------------------------------------------------------------------------------------------------------------
  OK     HC-00037     0132          210 North Harrison Street                Shawnee              Pottawatomie
--------------------------------------------------------------------------------------------------------------------
  PA     ZR-00015     4865               105 Wilson Road                  Bentleyville             Washington
--------------------------------------------------------------------------------------------------------------------
  PA     ZR-00036     1445      Rt. 209-S, Chestnuthill Township         Broadheadsville             Monroe
--------------------------------------------------------------------------------------------------------------------
  PA     ZR-00048     7139              115 Roberts Road                   Grindstone                Fayette
--------------------------------------------------------------------------------------------------------------------
  PA     ZR-00021     4986          4052 Philadelphia Avenue              Chambersburg              Franklin
--------------------------------------------------------------------------------------------------------------------
  PA     ZR-00022     0316            944 Lincoln Way West                Chambersburg              Franklin
--------------------------------------------------------------------------------------------------------------------
  PA     ZR-00042     0270              1700 Peach Street                     Erie                    Erie
--------------------------------------------------------------------------------------------------------------------
  PA     ZR-00024     4940             1403 W. Main Street                 Grove City                Mercer
--------------------------------------------------------------------------------------------------------------------
  PA     ZR-00028     1151               State Route 590                     Hamlin                   Wayne
--------------------------------------------------------------------------------------------------------------------
  PA     ZR-00045     2940            701 W. Centre Street                Mahanoy City             Schuylkill
--------------------------------------------------------------------------------------------------------------------
  PA     ZR-00044     1271            7097 Mason Dixon Hwy                 Meyersdale               Somerset
--------------------------------------------------------------------------------------------------------------------
  PA     ZR-00023     2203            553 West Main Street                  Mount Joy               Lancaster
--------------------------------------------------------------------------------------------------------------------
  PA     ZR-00047     7032              535 Pocono Blvd.                   Mt. Pocono                Monroe
--------------------------------------------------------------------------------------------------------------------
  PA     ZR-00018     4903            2205 W. State Street                 New Castle               Lawrence
--------------------------------------------------------------------------------------------------------------------
  PA     ZR-00065     7108             10670 W. Main Road                   Northeast                 Erie
--------------------------------------------------------------------------------------------------------------------
  PA     ZR-00039     1059             383 Meridian Avenue                  Scranton               Lackawanna
--------------------------------------------------------------------------------------------------------------------
  PA     ZR-00029     1625               State Route 924                   Shenandoah              Schuylkill
--------------------------------------------------------------------------------------------------------------------
  PA     ZR-00026     0149            486 East King Street                Shippensburg             Cumberland
--------------------------------------------------------------------------------------------------------------------
  PA     ZR-00051     1449               5034 Hann Drive                  Mechanicsburg            Cumberland
--------------------------------------------------------------------------------------------------------------------
  PA     ZR-00025     0145                State Route 6                      Towanda                Bradford
--------------------------------------------------------------------------------------------------------------------
  PA     ZR-00049     7024               440 Main Street                   Walnutport             Northhampton
--------------------------------------------------------------------------------------------------------------------
  PA     ZR-00030     2993             1034 E. Main Street                  Bradford                 McKeen
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
  SC     UR-00080     2640            10306 Dunbarton Blvd.                 Barnwell                Barnwell
--------------------------------------------------------------------------------------------------------------------
  SC     UR-00063     3253              543 Langster Hwy                     Chester                 Chester
--------------------------------------------------------------------------------------------------------------------
  SC     UR-00103     1165               1020 West Blvd.                  Chesterfield            Chesterfield
--------------------------------------------------------------------------------------------------------------------
  SC     UR-00052     4914                590 E. Barnch                      Denmark                 Bamberg
--------------------------------------------------------------------------------------------------------------------
  SC     UR-00114     1448            550 East Main Street                   Duncan                Spartanburg
--------------------------------------------------------------------------------------------------------------------
  SC     UR-00062     0736              1326 Redbank Road                  Goose Creek              Berkeley
--------------------------------------------------------------------------------------------------------------------
  SC     UR-00081     3044            1713 Elm Street West                   Hampton                 Hampton
--------------------------------------------------------------------------------------------------------------------
  SC     UR-00048     8376               1752 River Road                  John's Island            Charleston
--------------------------------------------------------------------------------------------------------------------
  SC     UR-00053     4983             15 Roseborough Road                   Lugoff                  Kershaw
--------------------------------------------------------------------------------------------------------------------



                           MORTGAGE RETAIL PROPERTIES
                           --------------------------

--------------------------------------------------------------------------------------------------------------------
  SC     UR-00118     1142             500 W. Boyce Street                   Manning                Clarendon
--------------------------------------------------------------------------------------------------------------------
  SC     UR-00102     1203              2433 East Hwy 76                     Marion                  Marion
--------------------------------------------------------------------------------------------------------------------
  SC     UR-00056     3629            7530 Kirkpatrick Lane             North Charleston           Charleston
--------------------------------------------------------------------------------------------------------------------
  SC     UR-00071     0317           195 Market Plaza Drive                N. Augusta                 Aiken
--------------------------------------------------------------------------------------------------------------------
  SC     UR-00049     3218              1365 Remount Road                    Hanahan               Charleston
--------------------------------------------------------------------------------------------------------------------
  SC     CN-00008     4772      209 South Van Lingle Mungo Blvd.            Pageland              Chesterfield
--------------------------------------------------------------------------------------------------------------------
  SC     UR-00051     0163            1005 Mechanic Street                  Pendleton               Anderson
--------------------------------------------------------------------------------------------------------------------
  SC     UR-00094     3635               211 Main Street                    Ridgeland                Jasper
--------------------------------------------------------------------------------------------------------------------
  SC     UR-00044     4866               9120 Old #6 Hwy                     Santee                Orangeburg
--------------------------------------------------------------------------------------------------------------------
  SC     UR-00029     4799             5722 Memorial Blvd.                 St. George              Dorchester
--------------------------------------------------------------------------------------------------------------------
  SC     UR-00039     4913             1650 N. Main Street                 Summerville              Berkeley
--------------------------------------------------------------------------------------------------------------------
  SC     UR-00043     4862               597 Bells Hwy.                    Walterboro               Colleton
--------------------------------------------------------------------------------------------------------------------
  TN     HC-00046     0881            200 Brush Creek Road                 Alexandria                Dekalb
--------------------------------------------------------------------------------------------------------------------
  TN     HC-00087     1252              2410 Madison St.                   Clarksville             Montgomery
--------------------------------------------------------------------------------------------------------------------
  TN     CP-00019     4781            2430 Blackburn Rd SE                  Cleveland                Bradley
--------------------------------------------------------------------------------------------------------------------
  TN     HC-00045     2004             8 Main Street East                 Gordonsville                Smith
--------------------------------------------------------------------------------------------------------------------
  TN     HC-00088     1439                 124 Hwy 321                       Hampton                 Carter
--------------------------------------------------------------------------------------------------------------------
  TN     HC-00085     1443                 5934 Hwy 58                      Harrison                Hamilton
--------------------------------------------------------------------------------------------------------------------
  TN     HC-00167     1769               104 Laker Lane                     Lake City               Anderson
--------------------------------------------------------------------------------------------------------------------
  TN     BM-00024     0166          5083 Raleigh-LaGrange Rd                 Memphis                 Shelby
--------------------------------------------------------------------------------------------------------------------
  TN     BM-00025     4482           7110 East Shelby Drive                  Memphis                 Shelby
--------------------------------------------------------------------------------------------------------------------
  TN     HC-00078     0870             915 W. Main Street                   Monteagle                Grundy
--------------------------------------------------------------------------------------------------------------------
  TN     HC-00054     0207            2984 S. Church Street               Murfreesboro             Rutherford
--------------------------------------------------------------------------------------------------------------------
  TN     HC-00056     1021            2011 SE Broad Street                Murfreesboro             Rutherford
--------------------------------------------------------------------------------------------------------------------
  TN     HC-00051     0204               227 Carson Lane                  Murfreesboro             Rutherford
--------------------------------------------------------------------------------------------------------------------
  TN     DG-00001     0150             1370 Robinson Road                  Old Hickory              Davidson
--------------------------------------------------------------------------------------------------------------------
  TN     CP-00021     0740          1106 Mineral Wells Avenue                 Paris                   Henry
--------------------------------------------------------------------------------------------------------------------
  TN     HC-00076     2310               414 Hwy 52 West                    Portland                 Sumner
--------------------------------------------------------------------------------------------------------------------
  TN     HC-00072     1540            7601 Norman Jack Lane                 Knoxville                 Knox
--------------------------------------------------------------------------------------------------------------------
  TN     HC-00074     1082           772 Mountain Creek Road             Signal Mountain            Hamilton
--------------------------------------------------------------------------------------------------------------------
  TX     HC-00129     7176           1200 E. Pioneer Parkway                Arlington                Tarrant
--------------------------------------------------------------------------------------------------------------------
  TX     HC-00141     7145             651 E. Main Street                   Bellville                Austin
--------------------------------------------------------------------------------------------------------------------
  TX     HC-00077     1222              501 E. 6th Street                    Belton                   Bell
--------------------------------------------------------------------------------------------------------------------
  TX     CP-00028     0828             Hwy 62 Main Street                     Buna                   Jasper
--------------------------------------------------------------------------------------------------------------------
  TX     CP-00029     4804                303 N.W. Loop                     Carthage                 Panola
--------------------------------------------------------------------------------------------------------------------
  TX     CP-00010     4904              1602 W. Henderson                   Cleburne                 Johnson
--------------------------------------------------------------------------------------------------------------------
  TX     CP-00016     7034              Farm to Market St                Corpus Christi              Nueces
--------------------------------------------------------------------------------------------------------------------
  TX     CP-00005     4782               200 N. Roberts                      Crowley                 Tarrant
--------------------------------------------------------------------------------------------------------------------
  TX     HC-00079     0417               2127 Sadau Ct.                      Denton                  Denton
--------------------------------------------------------------------------------------------------------------------
  TX     HC-00153     7050            1609 E. McKinney St.                   Denton                  Denton
--------------------------------------------------------------------------------------------------------------------
  TX     HC-00180     1577             1317 E. Main Street                  Eastland                Eastland
--------------------------------------------------------------------------------------------------------------------
  TX     CP-00031     4901               300 W. Commerce                    Fairfield               Freestone
--------------------------------------------------------------------------------------------------------------------
  TX     CP-00006     4738            1601 S. Morgan Street                 Granbury                  Hood
--------------------------------------------------------------------------------------------------------------------
  TX     CP-00008     0600           604 E. Pioneer Parkway               Grand Prairie              Dallas
--------------------------------------------------------------------------------------------------------------------
  TX     CP-00026     4803             980 W. Main Street                  Gun Barrell              Henderson
--------------------------------------------------------------------------------------------------------------------
  TX     CP-00022     4757                  Hwy 87 N                        Hemphill                 Sabine
--------------------------------------------------------------------------------------------------------------------



                           MORTGAGE RETAIL PROPERTIES
                           --------------------------

--------------------------------------------------------------------------------------------------------------------
  TX     HC-00034     0632                120 Hwy 64-W                      Henderson                 Rusk
--------------------------------------------------------------------------------------------------------------------
  TX     HC-00069     0525                 234 S. Waco                      Hillsboro                 Hill
--------------------------------------------------------------------------------------------------------------------
  TX     HC-00198     7405                Rt. 2 Box 370                    Huntington               Angelina
--------------------------------------------------------------------------------------------------------------------
  TX     HC-00091     7170             400 S. Nursery Rd.                    Irving                  Dallas
--------------------------------------------------------------------------------------------------------------------
  TX     CP-00007     4975                321 Broadway                       Joshua                  Johnson
--------------------------------------------------------------------------------------------------------------------
  TX     HC-00050     0802           2221 S. Washington St.                  Kaufman                 Kaufman
--------------------------------------------------------------------------------------------------------------------
  TX     CP-00024     0833             312 N. Margaret St.                 Kirbyville                Jasper
--------------------------------------------------------------------------------------------------------------------
  TX     CP-00001     4692              403 S. Denton Dr.                  Lake Dallas               Denton
--------------------------------------------------------------------------------------------------------------------
  TX     CP-00003     4606              416 Hwy 720 West                   Little Elm                Denton
--------------------------------------------------------------------------------------------------------------------
  TX     CP-00004     0995               1707 Deans Way                      Lufkin                 Angelina
--------------------------------------------------------------------------------------------------------------------
  TX     HC-00052     0259               1016 S. 3rd St                      Mabank                 Henderson
--------------------------------------------------------------------------------------------------------------------
  TX     HC-00048     0515                407 W. Royall                     Malakoff                Henderson
--------------------------------------------------------------------------------------------------------------------
  TX     CP-00018     2663               502 E. Brood St                     Mineloa                  Wood
--------------------------------------------------------------------------------------------------------------------
  TX     CP-00023     0653            927 N. University Dr.                Nacogdoches             Nacogdoches
--------------------------------------------------------------------------------------------------------------------
  TX     HC-00042     4956               2003 South St.                    Nacogdoches             Nacogdoches
--------------------------------------------------------------------------------------------------------------------
  TX     HC-00041     0555               460 S. Hwy 377                    Pilot Point               Denton
--------------------------------------------------------------------------------------------------------------------
  TX     HC-00143     7135                702 East 120                      Pottsboro                Grayson
--------------------------------------------------------------------------------------------------------------------
  TX     HC-00020     4743              243 E. Ovilla Rd.                    Red Oak                  Ellis
--------------------------------------------------------------------------------------------------------------------
  TX     HC-00123     4540              5610 Rowlett Rd.                     Rowlett                 Dallas
--------------------------------------------------------------------------------------------------------------------
  TX     HC-00151     7105               6502 S. Hwy 78                      Sachse                  Dallas
--------------------------------------------------------------------------------------------------------------------
  TX     HC-00033     4955                1006 N. Fifth                      Sanger                  Denton
--------------------------------------------------------------------------------------------------------------------
  TX     CP-00025     0839                955 Hwy 327E                       Silsbee                 Hardin
--------------------------------------------------------------------------------------------------------------------
  TX     CP-00002     4684                6546 Watanga                       Watanga                 Tarrant
--------------------------------------------------------------------------------------------------------------------
  TX     HC-00144     7055            809 W. Montgomery St                   Willis                Montgomery
--------------------------------------------------------------------------------------------------------------------
  TX     CP-00030     0687             801 S. Main Street                   Winnsboro                 Wood
--------------------------------------------------------------------------------------------------------------------
  TX     CP-00017     4780                 421 Hwy 78N                        Wylie                  Collin
--------------------------------------------------------------------------------------------------------------------
  VA     CN-00103     1386               90 Scruggs Rd.                      Moneta                 Franklin
--------------------------------------------------------------------------------------------------------------------
  VA     CN-00098     7060             411 Wytle Creek Rd.                  Poquoson                  York
--------------------------------------------------------------------------------------------------------------------
  VA     CN-00133     7106            302 South Main Street                  Stuart                  Patrick
--------------------------------------------------------------------------------------------------------------------
  VA     CN-00129     0474             8494 Country Place                   Cheriton              North Hampton
--------------------------------------------------------------------------------------------------------------------
  VA     CN-00118     7031               1018 3rd Avenue                    Dungannon                 Scott
--------------------------------------------------------------------------------------------------------------------
  VA     CN-00096     1747               88 Main Street                    Lovingston                Nelson
--------------------------------------------------------------------------------------------------------------------
  VA     CN-00091     1543             17413 Warwick Blvd.                Newport News                  *
--------------------------------------------------------------------------------------------------------------------
  VA     CN-00077     1360               Rt. 3, Box 5435                     Dillwyn               Buckingham
--------------------------------------------------------------------------------------------------------------------
  VA     CN-00067     0879             36108 Goodwin Drive                Locust Grove               Orange
--------------------------------------------------------------------------------------------------------------------
  VA     CN-00065     0481            21319 Bennett Street                  Parksley                Accomack
--------------------------------------------------------------------------------------------------------------------
  VA     CN-00050     0375            927 North Main Street                Chase City              Mecklenburg
--------------------------------------------------------------------------------------------------------------------
  VA     CN-00049     2285            15810 King's Highway                  Montross              Westmoreland
--------------------------------------------------------------------------------------------------------------------
  VA     CN-00043     0339           2146 East Midland Trail               Buena Vista             Rockbridge
--------------------------------------------------------------------------------------------------------------------
  VA     CN-00040     0583              1220 Tyler Avenue                    Radford               Montgomery
--------------------------------------------------------------------------------------------------------------------
  VA     CN-00037     0366            West Virginia Avenue                    Crew                  Nottoway
--------------------------------------------------------------------------------------------------------------------
  VA     CN-00033     0484           1011 South Main Street                Blackstone               Nottoway
--------------------------------------------------------------------------------------------------------------------
  VA     CN-00021     2581         1200 U.S. Highway 211 West                 Luray                   Page
--------------------------------------------------------------------------------------------------------------------
  VA     CN-00019     0439          2900 King William Avenue               West Point             King William
--------------------------------------------------------------------------------------------------------------------
  WVA    CN-00117     4445              7131 Harper Road                   Glen Daniel               Raleigh
--------------------------------------------------------------------------------------------------------------------
  WVA    CN-00079     0383          741 #D North Main Street                Moorfield                 Hardy
--------------------------------------------------------------------------------------------------------------------
  WVA    CN-00064     1008              219 Seneca Trail                     Fairlea               Greenbriar
--------------------------------------------------------------------------------------------------------------------


--------------------

*    Please note that everything is filed in the City of Newport News

                                                                    SCHEDULE 4.1
                                EXISTENCE: POWER
                                ----------------

As disclosed in Section 4.8(b), the Borrower and certain of its Subsidiaries have failed to file certain information with certain governmental and state authorities. As a result of this failure to provide information, the Borrower and certain of its Subsidiaries may not be in good standing in the states listed on this Schedule 4.1.

Borrower/Subsidiary                 State                Reason
--------------------------------------------------------------------------------
DG Logistics, LLC                     TN      Unfiled franchise tax returns
Dolgencorp of TX                      TX      Unfiled franchise tax returns
Dollar General Financial, Inc.        TN      Unfiled franchise tax returns
Dolgencorp, Inc.                      TN      Unfiled franchise tax returns
Nations Title Company, Inc.           TN      Unfiled franchise tax returns

                                                                    SCHEDULE 4.5



                      LITIGATION AND ENVIRONMENTAL MATTERS
                      ------------------------------------

                              EXISTING LITIGATION
--------------------------------------------------------------------------------
None


                                  Schedule 4.5

                                                                   SCHEDULE 4.10

                                  ERISA MATTERS
                                  -------------

                             EXISTING ERISA MATTERS
--------------------------------------------------------------------------------

Dollar General Corporation Retiree Medical Plan - Medical and Rx coverage for officers of the corporation. The eligibility requirement is age 45 or 5 years of service. Coverage terminates when retiree becomes Medicare eligible; death of employee; employee has access to other group coverage through an employer.

                                                                   SCHEDULE 4.16

                                  SUBSIDIARIES
                                  ------------

                                        JURISDICTION OF
                                        INCORPORATION/           OWNERSHIP OF CAPITAL
  NO.              ENTITY               ORGANIZATION            STOCK/PARTNERS/MEMBERS               TYPE
----------------------------------------------------------------------------------------------------------------------------
   1    Dolgencorp, Inc.                  Kentucky        Dollar General Corporation              Corporation
   2    Dolgencorp of Texas, Inc.         Kentucky        Dolgencorp, Inc.                        Corporation
   3    Dade Lease Management, Inc.       Delaware        Dollar General Corporation              Corporation
   4    The    Greater    Cumberland
        Insurance Company                 Vermont         Dollar General Financial, Inc,          Corporation
   5    Dollar  General   Financial,
        Inc.                              Tennessee       Dollar General Corporation              Corporation
   6    Dollar General  Intellectual      Vermont         Dade  Lease   Management,   Inc.        -
        Property, L.P.                                    General Partner                         Limited partnership
                                                          The  Greater  Cumberland  Insurance
                                                          Company - Limited Partner
   7    Dollar General Partners           Kentucky        Dolgencorp, Inc. - General Partner      General partnership
                                                          Dade  Lease   Management,   Inc.        -
                                                          General Partner
                                                          Dollar  General  Financial,  Inc.       -
                                                          General Partner
   8    Dolgencorp of New York, Inc.      Kentucky        Dolgencorp, Inc.                        Corporation
   9    DG Logistics, LLC                 Tennessee       Dolgencorp, Inc.                        Limited liability company
   10   Dollar General Stores, Ltd.       Kentucky        Dolgencorp, Inc. - General Partner      Limited partnership
                                                          Dade  Lease   Management,   Inc.        -
                                                          Limited Partner
   11   Nations Title Company, Inc.       Tennessee       Dollar General Financial, Inc.          Corporation
   12   Dollar  General   Properties
        LLC                               Delaware        Dolgencorp, Inc.                        Limited liability company
   13   Dollar  General   Properties
        of Kentucky LLC                   Delaware        Dollar General Partners                 Limited liability company
   14   Dollar  General  Investment,
        Inc.                              Delaware        Dollar General Corporation              Corporation


                                 Schedule 4.16

                                                                    SCHEDULE 7.1

                              EXISTING INDEBTEDNESS
                              ---------------------

                                                                                                        AMOUNT
   NO.                    EXISTING INDEBTEDNESS AS OF MAY 3, 2002                                   $ IN THOUSANDS
-------------------------------------------------------------------------------------------------------------------
    1    Indenture dated as of June 21, 2000 between Dollar General Corporation as Issuer,             $200,000
           the Guarantors and First Union National Bank as Trustee, governing the Borrower's
           8 5/8% Notes due June 15, 2010

    2    Lease and Agreement dated as of April 30, 1997 between Sun-Dollar, L.P. as Landlord            $53,121
           and Dollar General Corporation as Tenant (South Boston, VA distribution center);
           (Capital Lease Obligation)

    3    Lease dated as of January 19, 1999 between DG Ardmore, LLC as Landlord and                     $42,365
           Dollar General Corporation as Tenant (Ardmore, OK distribution center)
           (Capital Lease Obligation)

    4    Lease Agreement dated as of June 1, 2000 between FU/DG Fulton, LLC as Lessor and               $14,873
           Dollar General Corporation as Lessee (Fulton, MO distribution center)
           (Capital Lease Obligation)

    5    Lease Agreement dated as of June 1, 2000 between FU/DG Indianola, LLC as Lessor                $10,321
           and Dollar General Corporation as Lessee (Indianola, MS  distribution center)
           (Capital Lease Obligation)

    6    Equipment Lease dated as of July 28, 1999 between First Union Commercial                        $8,216
           Corporation as Lessor and Dollar General Corporation as Lessee
           (Capital Lease Obligation for airplane)

    7    Term Lease Master Agreement dated as of November 14, 1994 between IBM Credit                   $28,486
           Corporation as Lessor and Dollar General Corp as Lessee
           (Capital Lease Obligation)

    8    Standby letter of credit, Bank of America as Issuer, Dollar General Corporation                 $1,959
           as Applicant and National Union Fire Insurance as Beneficiary - (face amount)

    9    Standby letter of credit, Bank of America as Issuer, Dollar General Corporation                   $135
           as Applicant and Ace American Insurance Group as Beneficiary - (face amount)

   10    Standby letter of credit line, Farmers National Bank as lender and Dollar General                  $98
           Corporation as borrower ($250 line of credit; $98 face amount)

   11    Interest Rate Swap Transaction dated as of July 20, 1999 between Dollar General                   $922
           Corporation and SunTrust Bank, Atlanta, expiring September 1, 2002
           ($100,000 notional amount; $922 termination cost)

   12    Promissory Notes to Robert J. Wood and John C. Wellons dated as of October 7, 1977                 $39
           (Outstanding principal amount)

   13    Intercompany indebtedness

                                  Schedule 7.1

                                                                    SCHEDULE 7.2

                                 EXISTING LIENS


   NO.                   EXISTING LIENS ($ IN THOUSANDS)
--------------------------------------------------------------------------------
  1 - 7   Leases described in items 1 through 7 of Schedule 7.1

    8 Cash collateral under the Cash Collateral Agreement between Dolgencorp, Inc. and D.L. Peterson Trust in the amount of $1,551 as of May 31, 2002

    9     Security interests granted in goods that are the subjects of drafts drawn under the trade letters of credit issued pursuant to the FUNB Group Irrevocable Commercial Letter of Credit Agreement Terms and Conditions

    10    Security interests granted in goods that are the subjects of drafts drawn under the trade letters of credit issued pursuant to the Continuing Documentary Credit Agreement between Dolgencorp, Inc. and Continental Bank N.A.

    11    The Greater Cumberland Insurance Company cash collateral in the amount of $250 as May 31, 2002

    12 Collateral for workers' compensation claims - Texas Workers' Compensation Commission in the amount of $3,800 as of May 31, 2002

                                  Schedule 7.2

                                                                    SCHEDULE 7.4

                              EXISTING INVESTMENTS



                  EXISTING INVESTMENTS ($ IN THOUSANDS)
-------------------------------------------------------------------
       Promissory Note between Standard Candy Company, Inc.
         as Maker and Dolgencorp, Inc. in the amount of $389 as of May 3, 2002


                                  Schedule 7.4

                                   EXHIBIT A-1



                      FORM OF 3-YEAR REVOLVING CREDIT NOTE
                      ------------------------------------



[$           ]                                                  Atlanta, Georgia
  -----------                                                   June      , 2002
                                                                    ------

     FOR VALUE RECEIVED, the undersigned, DOLLAR GENERAL CORPORATION, a Tennessee corporation (the "Borrower"), hereby promises to pay to the order of [NAME OF LENDER] (the "Lender"), for the account of its Applicable Lending Office, at the office of SunTrust Bank, as Administrative Agent (the "Administrative Agent"), at 303 Peachtree St., N.E., Atlanta, Georgia 30303, on the Revolving Commitment Termination Date, the principal sum of [amount of such Lender's Revolving Commitment] or, if less, the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to the Credit Agreement described below, in lawful money of the United States of America in immediately available funds, and to pay interest from the date hereof on the principal amount thereof from time to time outstanding, in like funds, at said office, at the rate or rates per annum and payable on such dates as provided in the Credit Agreement. In addition, the Borrower further promises to pay all costs of collection, including the reasonable attorneys' fees of the Lender, if any amounts evidenced by this Note are collected by or through an attorney-at-law or in bankruptcy or other judicial proceedings.

     The Borrower promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from their due dates at a rate or rates provided in the Credit Agreement.

     All borrowings evidenced by this Note and all payments and prepayments of the principal hereof and the date thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, that the failure of the holder hereof to make such a notation or any error in such notation shall not affect the obligations of the Borrower to make the payments of principal and interest in accordance with the terms of this Note and the Credit Agreement.

     This Note is one of the Revolving Credit Notes referred to in, and is entitled to the benefits of, the 3-Year Revolving Credit Agreement dated as of June __, 2002, among the Borrower, the Lender and certain other lenders parties thereto, the Administrative Agent, Credit Suisse First Boston, as Syndication Agent, and Key Bank National Association and Firstar Bank, as Co-Documentation Agents (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; the capitalized terms that are defined in the Credit Agreement being used in this Note with the respective meanings assigned to such capitalized terms in the Credit Agreement). The Credit Agreement contains, among other things, provisions for the acceleration of the maturity hereof upon the happening of certain events, for prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified.

     THIS NOTE HAS BEEN EXECUTED AND DELIVERED BY THE BORROWER IN ATLANTA, GEORGIA, AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF GEORGIA AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.


                                                  DOLLAR GENERAL CORPORATION


                                                  --------------------------
                                                  Name:
                                                  Title:


                               LOANS AND PAYMENTS
                               ------------------

-------------- --------------------------------- -------------------- ------------------ -----------------------------



                                                                          Unpaid                Name of Person
    Date                  Amount and                 Payments of         Principal                  Making
                         Type of Loan                 Principal          Balance of                Notation
                             Note



-------------- --------------------------------- -------------------- ------------------ -----------------------------



-------------- --------------------------------- -------------------- ------------------ -----------------------------



-------------- --------------------------------- -------------------- ------------------ -----------------------------



-------------- --------------------------------- -------------------- ------------------ -----------------------------



-------------- --------------------------------- -------------------- ------------------ -----------------------------



-------------- --------------------------------- -------------------- ------------------ -----------------------------



-------------- --------------------------------- -------------------- ------------------ -----------------------------



-------------- --------------------------------- -------------------- ------------------ -----------------------------



-------------- --------------------------------- -------------------- ------------------ -----------------------------



-------------- --------------------------------- -------------------- ------------------ -----------------------------



-------------- --------------------------------- -------------------- ------------------ -----------------------------



-------------- --------------------------------- -------------------- ------------------ -----------------------------



-------------- --------------------------------- -------------------- ------------------ -----------------------------



-------------- --------------------------------- -------------------- ------------------ -----------------------------



-------------- --------------------------------- -------------------- ------------------ -----------------------------


-------------- --------------------------------- -------------------- ------------------ -----------------------------


-------------- --------------------------------- -------------------- ------------------ -----------------------------

                                   EXHIBIT A-2


                             FORM OF SWINGLINE NOTE
                             ----------------------



$10,000,000.00                                                  Atlanta, Georgia
                                                                June      , 2002
                                                                    ------

     FOR VALUE RECEIVED, the undersigned, DOLLAR GENERAL CORPORATION, a Tennessee corporation (the "Borrower"), hereby promises to pay to the order of SUNTRUST BANK (the "Lender"), for the account of its Applicable Lending Office, at the office of SunTrust Bank, as Administrative Agent (the "Administrative Agent"), at 303 Peachtree St., N.E., Atlanta, Georgia 30303, on the Swingline Commitment Termination Date, the principal sum of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00) or, if less, the aggregate unpaid principal amount of all
Swingline Loans made by the Lender to the Borrower pursuant to the Credit Agreement described below, in lawful money of the United States of America in immediately available funds, and to pay interest from the date hereof on the principal amount thereof from time to time outstanding, in like funds, at said office, at the rate or rates per annum and payable on such dates as provided in the Credit Agreement. In addition, the Borrower further promises to pay all costs of collection, including the reasonable attorneys' fees of the Lender, if any amounts evidenced by this Note are collected by or through an attorney-at-law or in bankruptcy or other judicial proceedings.

     The Borrower promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from their due dates at a rate or rates provided in the Credit Agreement.

     All borrowings evidenced by this Note and all payments and prepayments of the principal hereof and the date thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, that the failure of the holder hereof to make such a notation or any error in such notation shall not affect the obligations of the Borrower to make the payments of principal and interest in accordance with the terms of this Note and the Credit Agreement.

     This Note is the Swingline Note referred to in, and is entitled to the benefits of, the 3-Year Revolving Credit Agreement dated as of June __, 2002, among the Borrower, the Lender and certain other lenders parties thereto, the Administrative Agent, Credit Suisse First Boston, as Syndication Agent, and Key Bank National Association and Firstar Bank, as Co-Documentation Agents (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; the capitalized terms that are defined in the Credit Agreement being used in this Note with the respective meanings assigned to such capitalized terms in the Credit Agreement). The Credit Agreement contains, among other things, provisions for the acceleration of the maturity hereof upon the happening of certain events, for prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified.

     THIS NOTE HAS BEEN EXECUTED AND DELIVERED BY THE BORROWER IN ATLANTA, GEORGIA, AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF GEORGIA AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.


                                                      DOLLAR GENERAL CORPORATION


                                                      --------------------------
                                                      Name:
                                                      Title:


                                                LOANS AND PAYMENTS
                                                ------------------

-------------- --------------------------------- -------------------- ------------------ -----------------------------
                                                                      Unpaid Principal          Name of Person
    Date                  Amount and                 Payments of         Balance of                 Making
    ----                 Type of Loan                 Principal             Note                   Notation
                         ------------                 ---------             ----                   --------

-------------- --------------------------------- -------------------- ------------------ -----------------------------



-------------- --------------------------------- -------------------- ------------------ -----------------------------



-------------- --------------------------------- -------------------- ------------------ -----------------------------



-------------- --------------------------------- -------------------- ------------------ -----------------------------



-------------- --------------------------------- -------------------- ------------------ -----------------------------



-------------- --------------------------------- -------------------- ------------------ -----------------------------



-------------- --------------------------------- -------------------- ------------------ -----------------------------


-------------- --------------------------------- -------------------- ------------------ -----------------------------



-------------- --------------------------------- -------------------- ------------------ -----------------------------


-------------- --------------------------------- -------------------- ------------------ -----------------------------



-------------- --------------------------------- -------------------- ------------------ -----------------------------



-------------- --------------------------------- -------------------- ------------------ -----------------------------



-------------- --------------------------------- -------------------- ------------------ -----------------------------



-------------- --------------------------------- -------------------- ------------------ -----------------------------



-------------- --------------------------------- -------------------- ------------------ -----------------------------



-------------- --------------------------------- -------------------- ------------------ -----------------------------


-------------- --------------------------------- -------------------- ------------------ -----------------------------


                                                               [3-Year Revolving
                                                               Credit Agreement]
                                    EXHIBIT B


                        FORM OF ASSIGNMENT AND ACCEPTANCE
                        ---------------------------------



     Reference is made to the 3-Year Revolving Credit Agreement, dated as of June __, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Dollar General Corporation, a corporation
      -----------------
organized  under the laws of Tennessee (the  "Borrower"),  the several banks and
                                              --------
other financial institutions or entities from time to time parties thereto (the "Lenders"), SunTrust Bank, as Administrative Agent for the Lenders (in such
 -------
capacity,   the  "Administrative   Agent"),   Credit  Suisse  First  Boston,  as
                  ----------------------
Syndication  Agent  for the  Lenders,  and  Firstar  Bank and Key Bank  National
Association, as Co-Documentation Agents for the Lenders. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     The  Assignor  identified  on  Schedule 1 hereto (the  "Assignor")  and the
                                    ----------               --------
Assignee identified on Schedule 1 hereto (the "Assignee") agree as follows:
                       ----------              --------

     1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), the interest described in Schedule 1 hereto
                                                               ----------
(the "Assigned  Interest") in and to the Assignor's rights and obligations under
      ------------------
the Credit Agreement with respect to those credit facilities contained in the Credit Agreement as are set forth on Schedule 1 hereto (individually, an
                                          -----------
"Assigned Facility";  collectively,  the "Assigned Facilities"),  in a principal
 -----------------                        -------------------
amount for each Assigned Facility as set forth on Schedule 1 hereto.
                                                  ----------

     2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that the Assignor has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any obligor or the performance or observance by the Borrower or any obligor of any of its obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches any Notes held by it evidencing the Assigned Facilities and [(i)] requests that the Administrative Agent, upon request by the Assignee, exchange the attached Notes, if any, for a new Note or Notes payable to the Assignee [and (ii) if the Assignor has retained any interest in an Assigned Facility, requests that the Administrative Agent exchange the attached Notes, if any, for a new Note or Notes payable to the Assignor, in each case] in amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

     3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Credit Agreement and each other Loan Document which such Assignee has requested, together with copies of the financial statements delivered pursuant to Section 4.4 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligations pursuant to Section 2.20 of the Credit Agreement.

     4. The effective date of this Assignment and Acceptance shall be the Effective Date of Assignment described in Schedule 1 hereto (the "Effective
                                              ----------               ---------
Date").  Following the execution of this Assignment and  Acceptance,  it will be
----
delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five Business Days after the date of such acceptance and recording by the Administrative Agent). Assignee represents to each other party hereto that it is a bank, savings and loan association or other similar savings or thrift institution, insurance company, investment fund or company, or other financial institution or lending company that makes or acquires commercial loans in the ordinary course of its business and that it is participating in the Credit Agreement as a Lender for its own account (but subject to its rights to direct the disposition of its assets, including, without limitation, assignments and sales of participation interest in the Loans and its Commitment as contemplated in the Credit Agreement and for such commercial purposes, and that it has knowledge and experience to be and is capable of evaluating the merits and risks of being a Lender under the Credit Agreement.

     5. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) [to the Assignor for amounts which have accrued to the Effective Date and to the Assignee for amounts which have accrued subsequent to the Effective Date] [to the Assignee whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.]

     6. From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance and the Credit Agreement, relinquish its rights and be released from its obligations under the Credit Agreement.

     7. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of Georgia.

     8. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.
                            ----------

                                   Schedule 1
                          to Assignment and Acceptance


Name of Assignor:
                 ----------------------------
Name of Assignee:
                 ----------------------------
Effective Date of Assignment:
                             ----------------
                                                           Commitment Percentage
Credit Facility Assigned       Principal Amount Assigned           Assigned
------ -------- --------       --------- ------ --------           --------

Revolving Credit Facility
(with proportionate share of
Letter of Credit Subfacility)   $                                            %
                                 ------------                         -------

[Name of Assignee]                           [Name of Assignor]


By:                                          By:
   ----------------------                       --------------------------------
          Title                                         Title



Accepted:                                    Consented to (if required
                                             pursuant  to the Credit Agreement):


SUNTRUST BANK,                               DOLLAR GENERAL CORPORATION
as Administrative Agent


By:                                          By:
   ----------------------                       --------------------------------
         Title                                        Title

                                    EXHIBIT C
                                    ---------

                           Form Of Guaranty Agreement
                           --------------------------


     THIS GUARANTY AGREEMENT (this "Guarantee") made and delivered as of June ___, 2002, by each of the Subsidiaries of Dollar General Corporation, a Tennessee corporation, identified on the signature pages of this Guarantee (each a "Guarantor" and collectively the "Guarantors") in favor of (i) each of the Lenders from time to time parties to the Credit Agreement described below (each a "Lender" and collectively the "Lenders"), and (ii) SUNTRUST BANK, in its capacities as Administrative Agent, Issuing Bank, and Collateral Agent under the terms of the Credit Agreement and the other Loan Documents referred to in the Credit Agreement (in such capacities, the "Administrative Agent", "Issuing Bank" and "Collateral Agent" respectively; the Lenders, the Administrative Agent, the Issuing Bank, and Collateral Agent collectively referred to herein as the "Guaranteed Parties").


                              W I T N E S S E T H:
                              --------------------


     WHEREAS, Borrower, the Lenders, the Administrative Agent, the Issuing Bank, Credit Suisse First Boston, as Syndication Agent, and Firstar Bank and Key Bank National Association, as Co-Documentation Agents, are parties to a certain 3-Year Revolving Credit Agreement dated as of June ___, 2002 (as the same may be amended, restated, and supplemented from time to time, the "Credit Agreement"; capitalized terms used in this Guarantee that are defined in the Credit Agreement being used herein with the respective meanings given to such capitalized terms in the Credit Agreement);

     WHEREAS,  it is a condition  to the  Lenders'  obligation  to make Loans to
Borrower, and to issue Letters of Credit for the account of Borrower or its Subsidiaries, as provided in the Credit Agreement that each Guarantor, as a subsidiary of Borrower, unconditionally guarantee the payment of the Loans, and the payment of all obligations of Borrower to reimburse the Issuing Bank in respect of LC Disbursements made under the Letters of Credit, and all other Oblig ations of Borrower as provided in the Loan Documents (the Loans, Letter of Credit reimbursement obligations, and such other Obligations being herein collectively referred to as the "Guaranteed Obligations"; the term "Guaranteed Obligations" to include, without limitation (i) all principal and interest due with respect to all Loans outstanding under the terms of the Credit Agreement, including, without limitation, interest accruing or that would have accrued after the filing of a petition in bankruptcy or other insolvency proceeding (whether or not such claim for interest is allowed or allowable in such proceeding), and all obligations and liabilities of Borrower arising pursuant to any interest rate protection or swap agreements entered into with one or more of the Lenders, (ii) all fees, expenses, amounts payable by Borrower for reimbursement or indemnification under the terms of the Credit Agreement and any other Loan Document, and all amounts advanced by any of the Guaranteed Parties to protect or preserve the value of any security for the Loans and other Guaranteed Obligations, and (iii) all renewals, extensions, modifications, and refinancings (in whole or in part) of any of the amounts referred to in clauses (i) and (ii) above);

     WHEREAS, the making of the Loans and the issuance of the Letters of Credit will result in direct and substantial benefits to each Guarantor.

     NOW, THEREFORE, in order to induce the Guaranteed Parties to make the Loans and otherwise to extend and continue to extend credit to Borrower hereafter, and in consideration of $10.00 and other good and valuable consideration received by Guarantor, each Guarantor hereby declares and agrees:

     1. Each Guarantor hereby unconditionally and irrevocably guarantees to the Guaranteed Parties, and any transferee of any of the Guaranteed Obligations, jointly and severally, the full and prompt payment of all Guaranteed Obligations and all costs, charges and expenses (including reasonable attorneys' fees) incurred or sustained by the Guaranteed Parties in enforcing the obligations of such Guarantor hereunder. If any portion of the Guaranteed Obligations is not paid when due, each Guarantor hereby agrees to and will immediately pay same, without resort by the Guaranteed Parties to any other person or party. The obligation of each Guarantor to the Guaranteed Parties hereunder is primary, absolute and unconditional, except as may be specifically set forth herein. Any and all payments by each Guarantor hereunder shall be made free and clear of, and without deduction for, any set-off, counterclaim, recoupment, or withholding so that, in each case, each Guaranteed Party will receive, after giving effect to any Taxes (other than taxes applicable to the Guaranteed Party of the types described in the definition of "Excluded Taxes" as set forth in the Credit Agreement), the full amount that it would otherwise be entitled to receive with respect to the Guaranteed Obligations (but without duplication of amounts for Taxes already included in the Guaranteed Obligations). Each Guarantor acknowledges and agrees that this is a guarantee of payment when due, and not of collection.

     2. This Guarantee is continuing in nature and shall be effective with respect to the full amount outstanding under all Guaranteed Obligations, now existing or hereafter made or extended, and notwithstanding (i) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or like proceeding relating to any Guarantor or Borrower, or any action taken with respect to this Guarantee by any trustee or receiver, or by any court, in any such proceeding, (ii) any lack of validity or enforceability of the Credit Agreement or the other Loan Documents, or (iii) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Guarantor. Each Guarantor acknowledges and agrees that the number and amounts of outstanding Guaranteed Obligations may fluctuate from time to time hereafter, and that Borrower may make payments to the Guaranteed Parties from time to time hereafter. Each Guarantor expressly agrees that this Guarantee shall continue in full force and effect notwithstanding such fluctuations and payments, and whether or not any Guaranteed Obligations are outstanding at any particular time, until such time as all Guaranteed Obligations have been paid in full and any commitment of the Guaranteed Parties under the Credit Agreement has been terminated.

     3. Each Guarantor hereby waives notice of the Guaranteed Parties' acceptance of this Guarantee and the creation, extension or renewal of any Loans or other Guaranteed Obligations. Each Guarantor hereby consents and agrees that, at any time or times, without notice to or further approval from Guarantor, and without in any way affecting the obligations of such Guarantor hereunder, the Guaranteed Parties may, with or without consideration (i) release, compromise with, or agree not to sue, in whole or in part, Borrower or any other obligor, guarantor, endorser or surety on any Loans or any other Guaranteed Obligations,
(ii) renew, extend, accelerate, or increase or decrease the principal amount of any Loans or other Guaranteed Obligations, either in whole or in part, (iii) amend, waive, or otherwise modify any of the terms of any Loans or other Guaranteed Obligations or of any mortgage, deed of trust, security agreement, or other undertaking of Borrower or any other obligor, endorser, guarantor or surety in connection with any Loans or other Guaranteed Obligations, and (iv) apply any payment received from Borrower or from any other obligor, guarantor, endorser or surety on the Loans or other Guaranteed Obligations to any of the liabilities of Borrower or of such other obligor, guarantor, endorser, or surety which the Guaranteed Parties may choose.

     4. Each Guarantor hereby consents and agrees that the Guaranteed Parties may at any time or times, either with or without consideration, surrender, release or receive any property or other collateral of any kind or nature whatsoever held by it or for its account securing any Loans or other Guaranteed Obligations, or substitute any collateral so held by the Guaranteed Parties for other collateral of like or different kind, without notice to or further consent from such Guarantor, and such surrender, receipt, release or substitution shall not in any way affect the obligations of such Guarantor hereunder. The Guaranteed Parties shall have full authority to adjust, compromise, and receive less than the amount due upon any such collateral, and may enter into any accord and satisfaction agreement with respect to the same as the Guaranteed Parties may deem advisable without affecting the obligations of such Guarantor hereunder. The Guaranteed Parties shall be under no duty to undertake to collect upon such collateral or any part thereof, and no Guarantor's obligations hereunder shall be affected by the Guaranteed Parties' alleged negligence or mistake in judgment in handling, disposing of, obtaining, or failing to collect upon or perfect a security interest in, any such collateral.

     5. Each Guarantor hereby waives presentment, demand, protest, and notice of dishonor of any of the liabilities guaranteed hereby. The Guaranteed Parties shall have no duty or obligation (i) to proceed or exhaust any remedy against Borrower, any other obligor, guarantor, endorser, or surety on any Loans or other Guaranteed Obligations, or any other security held by the Guaranteed Parties for any Loans or other Guaranteed Obligations, or (ii) to give any notice whatsoever to Borrower, any Guarantor, or any other obligor, guarantor, endorser, or surety on any Loans or other Guaranteed Obligations, in any case before bringing suit, exercising rights to any such security or instituting proceedings of any kind against any Guarantor, Borrower, or any of them, and each Guarantor hereby waives any requirement for such actions by the Guaranteed Parties. Upon default by Borrower and the Guaranteed Parties' demand to any Guarantor hereunder, such Guarantor shall be held and bound to the Guaranteed Parties directly as principal debtor in respect of the payment of the amounts hereby guaranteed, such liability of such Guarantor being joint and several with Borrower, each other Guarantor, and all other obligors, guarantors, endorsers and sureties on the Loans or other Guaranteed Obligations.

     6. Each Guarantor hereby waives to the fullest extent possible as against Borrower and its assets, any and all rights, whether at law, in equity, by agreement or otherwise, to subrogation, indemnity, reimbursement, contribution, payment or any other claim, cause of action, right or remedy that would otherwise arise out of any payment by such Guarantor hereunder, notwithstanding the manner or nature of such payment including but not limited to (a) direct payment by such Guarantor, (b) set-off by the Administrative Agent, Issuing Bank or any Lender against any liability or deposit owed by such entity to such Guarantor, (c) recovery by the Administrative Agent, Issuing Bank or any Lender against such Guarantor or any property of such Guarantor, as the result of any judgment, judgment lien, or legal process, (d) the application of the proceeds of any disposition of all or any part of the collateral to the repayment or all or any part of the Guaranteed Obligations, or (e) the conveyance of all or any part of any Collateral to the Administrative Agent, Issuing Bank or the Lenders in satisfaction of all or any part of the Guaranteed Obligations, until the indefeasible payment in full of the Guaranteed Obligations. The waivers set forth above are intended by each Guarantor and the Administrative Agent, Issuing Bank and the Lenders to be for the benefit of Borrower and such waivers shall be enforceable by Borrower as an absolute defense to any action by such Guarantor against Borrower or its assets which action arises out of any payment by any Guarantor hereunder.

     7. As an independent covenant, each Guarantor hereby expressly covenants and agrees for the benefit of the Guaranteed Parties that all obligations and liabilities of Borrower and any other Subsidiaries of Borrower to any Guarantor of whatsoever description, including without limitation, all intercompany receivables of such Guarantor from Borrower and any such other Subsidiaries (collectively, the "Junior Claims") shall be subordinate and junior in right of payment to all obligations of Borrower and any such other Subsidiaries to the Guaranteed Parties under the terms of the Credit Agreement, this Guarantee, and the other Loan Documents (collectively, the "Senior Claims"). If an Event of Default shall occur, then, unless and until such Event of Default shall have been cured, waived, or shall have otherwise ceased to exist, no direct or indirect payment (in cash, property, securities, by set-off or otherwise) shall be made by Borrower and any such other Subsidiaries to any Guarantor on account of or in any manner in respect of any Junior Claim except such payments and distributions the proceeds of which shall be applied to the payment of Senior Claims.

     In the event of a Proceeding (as hereinafter defined), all Senior Claims shall first be paid in full before any direct or indirect payment or distribution (in cash, property, securities, by set-off or otherwise) shall be made to any Guarantor on account of or in any manner in respect of any Junior Claim except such payments and distributions the proceeds of which shall be applied to the payment of Senior Claims. For purposes of the immediately preceding sentence, "Proceeding" means Borrower or any Guarantor shall commence a voluntary case concerning itself under the United States Bankruptcy Code or any other applicable bankruptcy laws; or any involuntary case is commenced against Borrower or any Guarantor; or a custodian (as defined in the Bankruptcy Code or any other applicable bankruptcy laws) is appointed for, or takes charge of, all or any substantial part of the property of Borrower or any Guarantor, or Borrower or any Guarantor commences any other proceedings under any reorganization, arrangement, adjustment of debt, relief of debtor, dissolution, insolvency or liquidation or similar law of any jurisdiction, whether commenced against Borrower or any Guarantor, or Borrower or any Guarantor is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or Borrower or any Guarantor suffers any appointment of any custodian or the like for it or any substantial part of its property; or Borrower or any Guarantor makes a general assignment for the benefit of creditors; or Borrower or any Guarantor shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or Borrower or any Guarantor shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or Borrower or any Guarantor shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any organizational action shall be taken by Borrower or any Guarantor for the purpose of effecting any of the foregoing.


     In the event any direct or indirect payment or distribution is made to a Guarantor in contravention of this Section 7, such payment or distribution shall be deemed received in trust for the benefit of the Guaranteed Parties and shall be immediately paid over to the Administrative Agent for application against the Guaranteed Obligations in accordance with the terms of the Credit Agreement

     Each  Guarantor  agrees  to  execute  such  additional   documents  as  the
Administrative Agent may reasonably request to evidence the subordination provided for in this Section 7.

     8. (a) Upon the occurrence of an Event of Default specified in Section 8.1(g) or (h) of the Credit Agreement with respect to the Borrower, all Guaranteed Obligations shall automatically become immediately due and payable by the Guarantors, without notice or other action on the part of the Guaranteed Parties, and regardless of whether payment of the Guaranteed Obligations by Borrower has then been accelerated. In addition, if any event of the types described in Section 8.1(g) or (h) of the Credit Agreement should occur with respect to any Guarantor, and the Guaranteed Obligations of the Borrower have or thereafter become due and payable, then the Guaranteed Obligations shall automatically become immediately due and payable by such Guarantor, without further notice or other action on the part of the Guaranteed Parties.


     (b) Upon the insolvency or bankruptcy of Borrower, the Guaranteed Parties' rights hereunder shall not be affected or impaired by their omission to prove all or any portion of its claim, and the Guaranteed Parties may in its discretion value or refrain from valuing any security held by it without in any way releasing, reducing or otherwise affecting any Guarantor's obligations hereunder. Each Guarantor agrees that this Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the liabilities hereby guaranteed are rescinded or must otherwise be returned or restored by the Guaranteed Parties upon the insolvency or bankruptcy of Borrower or any other obligor, guarantor, endorser or surety on any Loans or other Guaranteed Obligations, all as though such payment had not been made.

     9. This Guarantee is in addition to, and is not intended to supersede or be a substitute for any other guarantee, suretyship agreement, or instrument which the Guaranteed Parties may hold in connection with any Loans or other Guaranteed Obligations and each Guarantor's obligations hereunder shall be deemed to be joint and several with the obligations of each other Guarantor.

     10. This Guarantee contains the entire agreement between the parties relating to the subject matter hereof, and no provision hereof may be waived or modified except by a writing executed by each Guarantor and the Guaranteed
Parties. There is no understanding that any person other than the Guarantors shall execute this or any similar Guarantee. No Guarantor's execution of this Guarantee was based upon any facts or materials provided by the Guaranteed Parties, nor was any Guarantor induced to execute this Guarantee by any representation, statement or information made or furnished by the Guaranteed Parties. Each Guarantor further acknowledges and agrees that such Guarantor assumes sole responsibility for independently obtaining any information or reports deemed necessary by such Guarantor in reaching any decision to execute this Guarantee.

     11. The failure or forbearance of the Guaranteed Parties on any occasion to exercise any rights or remedies hereunder or otherwise granted to it by law or another agreement shall not affect the obligations of any Guarantor hereunder and shall not constitute a waiver of such right or remedy or preclude the later or further exercise thereof. Time is of the essence of this Guarantee and each Guarantor's obligations hereunder.

     12. Any notice or demand which the Guaranteed Party's may be required to give to any Guarantor may be sent or made, at any Guaranteed Parties' option, to or on such Guarantor in the same manner and with the same effect as provided with respect to notices pursuant to Section 10.1 of the Credit Agreement, when delivered, mailed or sent by telecopy to the address or telecopier number indicated for such Guarantor below.

     13. This Guarantee shall bind and inure to the benefit of the respective successors and assigns of each Guarantor and the Guaranteed Parties.

     14. If any provision of this Guarantee or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Guarantee or the application of such provision to the other persons or circumstances, other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of this Guarantee shall be valid and enforceable to the full extent permitted by law.

     15. In addition to and not in limitation of all rights of set-off that the Guaranteed Parties may have under applicable law, the Guaranteed Parties shall, upon the occurrence of any Event of Default and whether or not the Guaranteed Parties have made any demand or the Guaranteed Obligations are matured, have the right to appropriate and apply to the payment of the Guaranteed Obligations all deposits of any Guarantor (general or special, time or demand, provisional or final) then or thereafter held by, and other indebtedness or property then or thereafter owing to any Guarantor by, any of the Guaranteed Parties whether or not related to this Guarantee or any transaction hereunder.

     16. (a) It is the intent of each Guarantor and the Guaranteed Parties that each Guarantor's maximum obligations hereunder shall be:

     (i) in a case or proceeding commenced by or against such Guarantor under the Bankruptcy Code on or within one year from the date on which any of the Guaranteed Obligations are incurred, the maximum amount which would not otherwise cause the Guaranteed Obligations (or any other obligations of such Guarantor to the Guaranteed Parties) to be avoidable or unenforceable against such Guarantor under (A) Section 548 of the Bankruptcy Code or (B) any state fraudulent transfer or fraudulent conveyance act or statute applied in such case or proceeding by virtue of Section 544 of the Bankruptcy Code; or

     (ii) in a case or proceeding commenced by or against such Guarantor under the Bankruptcy Code subsequent to one year from the date on which any of the Guaranteed Obligations are incurred, the maximum amount which would not otherwise cause the Guaranteed Obligations (or any other obligations of the Guarantor to the Guaranteed Parties) to be avoidable or unenforceable against such Guarantor under any state fraudulent transfer or fraudulent conveyance act or statute applied in any such case or proceeding by virtue of Section 544 of the Bankruptcy Code; or

     (iii) in a case or proceeding commenced by or against such Guarantor under any law, statute or regulation other than the Bankruptcy Code (including, without limitation, any other bankruptcy, reorganization, arrangement, moratorium, readjustment of debt, dissolution, liquidation or similar debtor relief laws), the maximum amount which would not otherwise cause the Guaranteed Obligations (or any other obligations of such Guarantor to the Guaranteed Parties) to be avoidable or unenforceable against such Guarantor under such law, statute or regulation including, without limitation, any state fraudulent transfer or fraudulent conveyance act or statute applied in any such case or proceeding.

(The substantive laws under which the possible avoidance or unenforceability of the Guaranteed Obligations (or any other obligations of such Guarantor to the Guaranteed Parties) shall be determined in any such case or proceeding shall hereinafter be referred to as the "Avoidance Provisions").


     (b) To the end set forth in Section 16(a), but only to the extent that the Guaranteed Obligations would otherwise be subject to avoidance under the Avoidance Provisions if such Guarantor is not deemed to have received valuable consideration, fair value or reasonably equivalent value for the Guaranteed Obligations, or if the Guaranteed Obligations would render the Guarantor insolvent, or leave the Guarantor with an unreasonably small capital to conduct its business, or cause the Guarantor to have incurred debts (or to have intended to have incurred debts) beyond its ability to pay such debts as they mature, in each case as of the time any of the Guaranteed Obligations are deemed to have been incurred under the Avoidance Provisions and after giving effect to contribution as among Guarantors, the maximum Guaranteed Obligations for which such Guarantor shall be liable hereunder shall be reduced to that amount which, after giving effect thereto, would not cause the Guaranteed Obligations (or any other obligations of such Guarantor to the Guaranteed Parties), as so reduced, to be subject to avoidance under the Avoidance Provisions. This Section 16(b) is intended solely to preserve the rights of the Guaranteed Parties hereunder to the maximum extent that would not cause the Guaranteed Obligations of any Guarantor to be subject to avoidance under the Avoidance Provisions, and neither such Guarantor nor any other Person shall have any right or claim under this Section 16 as against the Guaranteed Parties that would not otherwise be available to such Person under the Avoidance Provisions.



     (c) None of the provisions of this Section 16 are intended in any manner to alter the obligations of any holder of subordinated Indebtedness or the rights of the holders of "senior indebtedness" as provided by the terms of the subordinated Indebtedness. Accordingly, it is the intent of each of the Guarantors that, in the event that any payment or distribution is made with respect to the subordinated Indebtedness prior to the payment in full of the Guaranteed Obligations by virtue of the provisions of this Section 16, in any case or proceeding of the kinds described in clauses (i)-(iii) of Section 16(a), the holders of the subordinated Indebtedness shall be obligated to pay or deliver such payment or distribution to or for the benefit of the Guaranteed Parties. Furthermore, in respect of the Avoidance Provisions, it is the intent of each Guarantor that the subrogation rights of the holders of subordinated Indebtedness with respect to the obligations of the Guarantor under this Guaranty, be subject in all respects to the provisions of Section 16(b).


     17. (a) THIS GUARANTEE AND THE RIGHTS AND OBLIGATIONS OF EACH GUARANTOR HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF GEORGIA.

     (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTEE OR ANY DOCUMENT RELATED HERETO MAY BE BROUGHT IN THE COURTS OF THE STATE OF GEORGIA OR OF THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF GEORGIA, AND, BY EXECUTION AND DELIVERY OF THIS GUARANTEE, EACH GUARANTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR
                                    ----------------------
HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. EACH GUARANTOR HEREBY IRREVOCABLY DESIGNATES [CORPORATION SERVICE COMPANY] AS ITS DESIGNEE, APPOINTEE AND AGENT OF SUCH GUARANTOR TO RECEIVE, FOR AND ON BEHALF OF SUCH GUARANTOR, SERVICE OF PROCESS IN SUCH JURISDICTION IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTEE OR ANY DOCUMENT RELATED HERETO AND SUCH SERVICE SHALL BE DEEMED

COMPLETED THIRTY (30) DAYS AFTER MAILING THEREOF TO SAID AGENT. IT IS UNDERSTOOD THAT A COPY OF SUCH PROCESS SERVED ON SUCH AGENT WILL BE PROMPTLY FORWARDED BY SUCH AGENT AND BY THE SERVER OF PROCESS BY MAIL TO THE RESPECTIVE GUARANTOR AT ITS ADDRESS SET FORTH HEREIN, BUT THE FAILURE OF SUCH GUARANTOR TO RECEIVE SUCH COPY SHALL NOT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE GUARANTEED PARTIES TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY GUARANTOR IN ANY OTHER JURISDICTION.

     (c) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTEE OR ANY OTHER LOAN DOCUMENT OR ANY MATTER ARISING IN CONNECTION HEREUNDER OR THEREUNDER.

     18. Upon execution and delivery by any Subsidiary of Borrower of an instrument in the form of Annex I, such Subsidiary of Borrower shall become a
                          -------
Guarantor hereunder with the same force and effect as if originally named a Guarantor herein (each an "Additional Guarantor"). The execution and delivery of any such instrument shall not require the consent of any Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any Additional Guarantor as a party to this Guarantee.

     19. This Guarantee may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

                       [3-year Revolving Credit Agreement]

     IN WITNESS WHEREOF, each Guarantor has caused this Guarantee to be executed by its duly authorized officer as of the date first above written.

                                            GUARANTORS:
                                            -----------

                                            DOLLAR GENERAL FINANCIAL, INC.
                                            (a Tennessee corporation)


                                            By:
                                               ---------------------------------
                                                     Name:

                                                     Title:

                                            DADE LEASE MANAGEMENT, INC.
                                            (a Delaware corporation)


                                            By:
                                               ---------------------------------
                                                     Name:

                                                     Title:

                                            DOLGENCORP, INC.
                                            (a Kentucky corporation)


                                            By:
                                               ---------------------------------
                                                     Name:

                                                     Title:

                                            DOLGENCORP OF NEW YORK, INC.
                                            (a Kentucky corporation)


                                            By:
                                               ---------------------------------
                                                     Name:

                                                     Title:

                                            DOLGENCORP OF TEXAS, INC.
                                            (a Kentucky corporation)


                                            By:
                                               ---------------------------------
                                                     Name:

                                                     Title:

                                            DG LOGISTICS, LLC
                                            (a Tennessee limited liability
                                             company)

                                            By:
                                               ---------------------------------
                                                     Name:

                                                     Title:

                                            DOLLAR GENERAL STORES, LTD.
                                            (a Kentucky corporation)


                                            By:
                                               ---------------------------------
                                                     Name:

                                                     Title:

                                            DOLLAR GENERAL PARTNERS
                                            (a Kentucky general partnership)


                                            By:
                                               ---------------------------------
                                                     Name:

                                                     Title:

                                            THE GREATER CUMBERLAND INSURANCE
                                              COMPANY (a Vermont corporation)


                                            By:
                                               ---------------------------------
                                                     Name:

                                                     Title:

                                            NATIONS TITLE COMPANY, INC.
                                            (a Tennessee corporation)


                                            By:
                                               ---------------------------------
                                                     Name:

                                                     Title:

                                            DOLLAR GENERAL INTELLECTUAL
                                            PROPERTY, L.P. (a Vermont limited
                                            partnership)


                                            By:
                                               ---------------------------------
                                                     Name:

                                                     Title:

                                            DOLLAR GENERAL INVESTMENTS, INC.
                                            (a Delaware corporation)


                                            By:
                                               ---------------------------------
                                                     Name:

                                                     Title:

                                            DGC PROPERTIES LLC
                                            (a Delaware limited liability
                                            company)

                                            By:
                                               ---------------------------------
                                                     Name:

                                                     Title:

                                            DGC PROPERTIES OF KENTUCKY LLC
                                            (a Delaware limited liability
                                            company)

                                            By:
                                               ---------------------------------
                                                     Name:
                                                     Title:





THE PROVISIONS OF SECTION 7 ABOVE HEREBY ACKNOWLEDGED AND AGREED TO:


                                            DOLLAR GENERAL CORPORATION


                                            By:
                                               ---------------------------------
                                                     Name:

                                                     Title:

                      [3-year Revolving Credit Agreement]

                                     ANNEX I


                        SUPPLEMENT TO GUARANTY AGREEMENT
                        --------------------------------


     THIS  SUPPLEMENT  TO  GUARANTY  AGREEMENT  (this   "Supplement")  made  and
delivered  as  of                                 , by                      ,  a
                 ---------------------------------     ---------------------
                            (the "Additional Guarantor") in favor of (i) each of
----------------------------
the Lenders from time to time parties to the Credit Agreement described below (each a "Lender" and collectively the "Lenders"), and (ii) SUNTRUST BANK, in its capacities as Administrative Agent, Issuing Bank, and Collateral Agent under the terms of the Credit Agreement and the other Loan Documents referred to in the Credit Agreement (in such capacities, the "Administrative Agent", "Issuing Bank", and "Collateral Agent" respectively; the Lenders, the Administrative Agent, the Issuing Bank, and Collateral Agent collectively referred to herein as the "Guaranteed Parties")

     A. Reference is made to the 3-Year Revolving Credit Agreement dated as of June , 2002 (as the same may have been or may hereafter be amended,
    ---
supplemented, and restated from time to time, the "Credit Agreement"), among Dollar General Corporation, a Tennessee corporation ("Borrower"), SunTrust Bank, as Administrative Agent and Issuing Bank, each other bank and lending institution from time to time that has become a Lender thereunder (collectively, "Lenders"), Credit Suisse First Boston, as Syndication Agent, and Firstar Bank and Key Bank National Association, as Co-Documentation Agents.

     B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Guaranty Agreement (as defined in the Credit Agreement).

     C. Certain Subsidiaries of Borrower have entered into the Guaranty Agreement in order to induce the Lenders to make Loans and other extensions of credit to Borrower under the Credit Agreement. Pursuant to Section 5.10 of the Credit Agreement, certain Subsidiaries of Borrower are required to enter into the Guaranty Agreement and become a Guarantor thereunder. The undersigned (the "Additional Guarantor") is executing this Supplement in accordance with the requirements of the Credit Agreement and Guaranty Agreement to become a Guarantor under the Guaranty Agreement in order to induce the Lenders to make Loans and other extensions of credit to Borrower and as consideration for Loans and other extensions of credit previously made.

     Accordingly, the Administrative Agent and the Additional Guarantor agree as follows:

         SECTION 1.

     (a) By its signature below, the Additional Guarantor becomes a Guarantor under the Guaranty Agreement with the same force and effect as if originally named as a Guarantor therein, and the Additional Guarantor hereby (a) agrees to all the terms and provisions of the Guaranty Agreement applicable to it as a Guarantor thereunder, and (b) represents and warrants that the representations and warranties made with respect to each Guarantor thereunder and under the Credit Agreement are true and correct in respect of the Additional Guarantor on and as of the date hereof. Each reference to a "Guarantor" in the Guaranty Agreement shall be deemed to include the Additional Guarantor. The Guaranty Agreement is hereby incorporated herein by reference.

     (b) Without limiting the foregoing, the Additional Guarantor hereby jointly and severally (with respect to the obligations of the Guarantors under the Guaranty Agreement) irrevocably and unconditionally guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all principal of, and interest on, each Loan made to Borrower pursuant to the Credit Agreement, each obligation of Borrower to reimburse the Issuing Bank in respect of all LC Disbursements, and the full and punctual payment when due of all fees, expenses, indemnity and reimbursement payments, and other Obligations payable by Borrower under the Credit Agreement and the other Loan Documents (including, without limitation, interest accruing or that would have accrued after the filing of a petition in bankruptcy or other insolvency proceeding, whether or not any claim for interest is allowed or allowable in such proceeding), and all obligations of Borrower arising pursuant to any interest rate protection or swap agreements entered into with one or more of the Lenders. Upon failure by Borrower to pay punctually when due any such amount, the Additional Guarantor agrees that it shall forthwith on demand pay the amount not so paid at the place and in the manner specified in the Credit Agreement or the relevant Loan Documents, as the case may be. The Additional Guarantor acknowledges and agrees that this is a guarantee of payment when due, and not of collection, and that the obligations of the Additional Guarantor hereunder may be enforced up to the full amount hereof without proceeding against Borrower, any security held by or on behalf of the Lenders, or against any other Guarantor or any other party that may have liability on all or any portion of the Guaranteed Obligations.

     SECTION 2. The Additional Guarantor represents and warrants to the Administrative Agent, the Issuing Bank, and the Lenders that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, or moratorium or other similar laws relating to the enforcement of creditors' rights generally and by general equitable principles.

     SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single agreement. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the Additional Guarantor and the Administrative Agent. Delivery of an executed signature page to this

Supplement by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Supplement.

     SECTION 4. Except as expressly supplemented hereby, the Guaranty Agreement shall remain in full force and effect.

     SECTION 5. This Supplement shall be governed by, and construed in accordance with, the laws of the State of Georgia, without giving effect to the principles of conflict of laws thereof.

     SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guaranty Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction.) The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 7. All communications and notices hereunder shall be in writing and given as provided in the Guaranty Agreement. All communications and notices hereunder to the Additional Guarantor shall be given to it at the address of Borrower as set forth in the Credit Agreement.

     IN WITNESS WHEREOF, the Additional Guarantor and the Administrative Agent have duly executed this Supplement to the Guaranty Agreement as of the day and year first above written.


                                                  [Name of Additional Guarantor]


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:




SUNTRUST BANK,
    As Administrative Agent


By:
   ------------------------
    Name:
    Title:

                                    EXHIBIT D
                                    ---------

                         Form of Contribution Agreement
                         ------------------------------

     THIS CONTRIBUTION AGREEMENT (this "Agreement") is entered into as of June 21, 2002, by and among DOLLAR GENERAL CORPORATION, a Tennessee corporation (the "Principal"), each of the Subsidiaries of Principal identified on the signature pages of this Agreement (each a "Guarantor" and collectively the "Guarantors"), and SUNTRUST BANK, a Georgia banking corporation, as Administrative Agent for the Lenders (as defined in the Credit Agreement referred to below).

                              W I T N E S S E T H:

     WHEREAS, the Principal, the Lenders, the Administrative Agent, Credit Suisse First Boston, as Syndication Agent, and U.S. Bank National Association and KeyBank National Association, as Co-Documentation Agents, are parties to a certain 3-Year Revolving Credit Agreement dated as of June 21, 2002 (as the same may hereafter from time to time be amended, modified, and restated, the "Credit Agreement"; capitalized terms used herein that are defined in such Credit Agreement are used herein with the respective meanings provided for such terms in the Credit Agreement);

     WHEREAS, pursuant to the requirements of the Credit Agreement, the Guarantors have executed and delivered a Guaranty Agreement dated as of June 21, 2002, in favor of the Administrative Agent, the Issuing Bank, the Collateral Agent, and the Lenders (as the same may hereafter from time to time be amended, modified, and restated, the "Guaranty Agreement");

     WHEREAS, it is a further requirement and condition of the Credit Agreement that the Guarantors execute and deliver an agreement in the form hereof;

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, and to induce the Guarantors to enter into the Guaranty Agreement, each Guarantor and the Administrative Agent agree as follows:

     SECTION 1. Indemnity and Subrogation. In addition to all such rights of
                -------------------------
indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3), the Principal agrees that in the event a payment shall be made on behalf of the Principal by any Guarantor under the Guaranty Agreement, the Principal shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment.

     SECTION 2. Contribution and Subrogation. Each Guarantor (a "Contributing
                ----------------------------
Guarantor") agrees (subject to Section 3) that, in the event a payment shall be made by any other Guarantor under the Guaranty Agreement and such other Guarantor (the "Claiming Guarantor") shall not have been fully indemnified by the Principal as provided in Section 1, each Contributing Guarantor shall indemnify each Claiming Guarantor in an amount equal to the amount of such payment, in each case multiplied by a fraction of which the numerator shall be the net worth of such Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 12, the date of the Supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 2 shall be subrogated to the rights of such Claiming Guarantor under Section 1 to the extent of such payment. As used herein, the term "net worth" shall mean, as at any date of determination, the consolidated members' capital, partners' capital, or stockholders' equity of each Guarantor, as the case may be, as determined on a consolidated basis in accordance with GAAP.

     SECTION 3. Subordination. Notwithstanding any provision of this Agreement
                -------------
to the contrary, all rights of the Principal and the Guarantors under Sections 1 and 2 and all other rights of indemnity, contribution, subrogation or reimbursement under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations owing by the Principal. No failure on the part of the Principal or any Guarantor to make the payments required by Sections 1 and 2 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of the Principal or any Guarantor with respect to its obligations hereunder, and the Principal and each Guarantor shall remain liable for the full amount of the obligations of the Principal and such Guarantor hereunder.

     SECTION 4. Termination. This Agreement shall survive and be in full force
                -----------
and effect so long as any Obligation owing by the Principal is outstanding and has not been indefeasibly paid in full in cash, and so long as the Commitments in favor of the Principal under the Credit Agreement have not been terminated. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any such Obligation is rescinded or must otherwise be restored by any Lender or any Guarantor upon the bankruptcy or reorganization of the Principal or any Guarantor or otherwise.

     SECTION 5. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND
                -------------
CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE LAWS OF THE STATE OF GEORGIA.

     SECTION 6. No Waiver; Amendment. (a) No failure on the part of the
                --------------------
Administrative Agent, the Principal, or any Guarantor to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Administrative Agent, the Principal or any Guarantor preclude any other or further exercise thereof or the exercise of any other right power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. None of the Administrative Agent, the Principal or the Guarantors shall be deemed to have waived any rights hereunder unless such waiver shall be in writing and signed by such parties.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into among the Principal, the Guarantors and the Administrative Agent.

     SECTION 7. Notices.  All  communications  and notices hereunder shall be in
                -------
writing and given as provided in the Guaranty Agreement and addressed as specified therein.

     SECTION 8. Binding Agreement;  Assignments.  Whenever in this Agreement any
                -------------------------------
of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the parties that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. Neither the Principal nor any Guarantor may assign or transfer any of its rights or obligations hereunder (and any such attempted assignment or transfer shall be void) without the prior written consent of the Administrative Agent.

     SECTION 9.  Survival of  Agreement;  Severability.  (a) All  covenants  and
                 -------------------------------------
agreements made by the Principal and each Guarantor herein and in the certificates or other instruments prepared or delivered in connection with this Agreement or the other Credit Documents shall be considered to have been relied upon by the Administrative Agent, the Lenders, the Principal, and each Guarantor, and all covenants and agreement made herein shall survive the making of the Loans and the issuance of the Letters of Credit, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loans, or any Letter of Credit, or any other fee or amount payable by the Principal under the Credit Agreement or this Agreement or under any of the other Loan Documents, is outstanding and unpaid, or as long as any Commitments in favor of the Principal under the Credit Agreement have not been terminated.

     (b) In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 10.  Counterparts.  This Agreement may be executed in  counterparts
                  ------------
(and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall be effective with respect to the Principal or Guarantor when a counterpart bearing the signature of the Principal or such Guarantor shall have been delivered to the Administrative Agent. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

     SECTION 11. Effect of  Contribution  Agreement.  This Agreement is intended
                 ----------------------------------
only to define the relative  rights of the  Principal  and the  Guarantors,  and nothing set forth in this Agreement is intended to or shall impair the obligations of the Guarantors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of the Guaranty Agreement. The parties hereto acknowledge that the rights of indemnification, subrogation, and contribution hereunder shall constitute assets in favor of each Guarantor to which such right of indemnification, subrogation, or indemnification is owing.

     SECTION 12. Additional  Guarantors.  Pursuant to Section 5.10 of the Credit
                 ----------------------
Agreement, certain Subsidiaries of the Principal are required to enter into the Guaranty Agreement as a Guarantor. Upon execution and delivery, after the date hereof, by the Administrative Agent and such a Subsidiary of an instrument in the form of Annex I hereto, such Subsidiary shall become a Guarantor hereunder
            ----- -
with the same force and effect as if originally named as a Guarantor hereunder. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized offices as of the date first appearing above.

                                        PRINCIPAL:
                                        ----------

                                        DOLLAR GENERAL CORPORATION
                                        (a Tennessee corporation)



                                        By:
                                             -----------------------------------
                                        Name: Wade Smith
                                        Title: Treasurer

                                        GUARANTORS:
                                        -----------

                                        DOLLAR GENERAL FINANCIAL, INC.
                                        (a Tennessee corporation)



                                        By:
                                             -----------------------------------
                                        Name:    Wade Smith
                                        Title:   Treasurer



                                        DADE LEASE MANAGEMENT, INC.
                                        (a Delaware corporation)



                                        By:
                                             -----------------------------------
                                        Name:    Wade Smith
                                        Title:   Treasurer



                                        DOLGENCORP, INC.
                                        (a Kentucky corporation)



                                        By:
                                             -----------------------------------
                                        Name:    Wade Smith
                                        Title:   Treasurer



                                        DOLGENCORP OF NEW YORK, INC.
                                        (a Kentucky corporation)



                                        By:
                                             -----------------------------------
                                        Name:    Wade Smith
                                        Title:   Treasurer

                                        DOLGENCORP OF TEXAS, INC.
                                        (a Kentucky corporation)



                                        By:
                                             -----------------------------------
                                        Name:    Wade Smith
                                        Title:   Treasurer


                                        DG LOGISTICS, LLC
                                        (a Tennessee limited liability company)

                                        By:  Dolgencorp., Inc., Sole Member

                                        By:
                                             -----------------------------------
                                        Name:    Wade Smith
                                        Title:   Treasurer


                                        DOLLAR GENERAL STORES, LTD.
                                        (a Kentucky general partnership)

                                        By:  Dolgencorp., Inc., General Partner

                                        By:
                                             -----------------------------------
                                        Name:    Wade Smith
                                        Title:   Treasurer


                                        DOLLAR GENERAL INVESTMENT, INC.
                                        (a Delaware corporation)



                                        By:
                                             -----------------------------------
                                        Name:    Wade Smith
                                        Title:   Treasurer

                                        DGC PROPERTIES LLC
                                        (a Delaware limited liability company)

                                        By:  Dolgencorp., Inc., Sole Member

                                        By:
                                             -----------------------------------
                                        Name:    Wade Smith
                                        Title:   Treasurer



                                         DOLLAR GENERAL PARTNERS
                                        (a Kentucky general partnership)

                                        By:   Dolgencorp., Inc., General Partner

                                        By:
                                             -----------------------------------
                                        Name:    Wade Smith
                                        Title:   Treasurer

                                        By:   Dade Lease Management, Inc.,
                                              General Partner

                                        By:
                                             -----------------------------------
                                        Name:    Wade Smith
                                        Title:   Treasurer

                                        By:   Dollar General Financial, Inc.,
                                              General Partner

                                        By:
                                             -----------------------------------
                                        Name:    Wade Smith
                                        Title:   Treasurer



                                        NATIONS TITLE COMPANY, INC.
                                        (a Tennessee corporation)



                                        By:
                                             -----------------------------------
                                        Name:    Wade Smith
                                        Title:   Treasurer

                                        DOLLAR GENERAL INTELLECTUAL
                                        PROPERTY, L.P.
                                        (a Vermont limited partnership)

                                        By:   Dade Lease Management, Inc.,
                                        General Partner

                                        By:
                                             -----------------------------------
                                        Name:    Wade Smith
                                        Title:   Treasurer



                                        THE GREATER CUMBERLAND INSURANCE
                                        COMPANY (a Vermont corporation)



                                        By:
                                             -----------------------------------
                                        Name:    Wade Smith
                                        Title:   Treasurer

                                        DGC PROPERTIES OF KENTUCKY LLC
                                        (a Delaware limited liability company)

                                        By:   Dollar General Partners, a
                                              Kentucky partnership, Sole Member

                                        By:  Dolgencorp., Inc., General Partner

                                        By:
                                             -----------------------------------
                                        Name:    Wade Smith
                                        Title:   Treasurer

                                        By:  Dolgencorp., Inc., General Partner

                                         By:
                                             -----------------------------------
                                        Name:    Wade Smith
                                        Title:   Treasurer

                                        By:  Dollar General Financial, Inc.,
                                             General Partner

                                        By:
                                             -----------------------------------
                                        Name:    Wade Smith
                                        Title:   Treasurer

                                        SUNTRUST BANK,
                                        as Administrative Agent



                                        By:
                                             -----------------------------------
                                        Name:    Wade Smith
                                        Title:   Treasurer

                                     ANNEX I

                                  SUPPLEMENT TO
                             CONTRIBUTION AGREEMENT
                             ----------------------

     THIS SUPPLEMENT TO CONTRIBUTION AGREEMENT (this "Supplement") dated as of ________________________, made by and between __________________, a _________
(the "New Guarantor"), and the Administrative Agent described in the Credit Agreement referred to below.

     A. Reference is made to (a) the 3-Year Revolving Credit Agreement dated as of June 21, 2002 (as amended, supplemented and restated from time to time, the "Credit Agreement"), among Dollar General Corporation (the "Principal"), SunTrust Bank, as Administrative Agent, the banks and other lending institutions from time to time that are parties thereto (the "Lenders"), Credit Suisse First Boston, as Syndication Agent, and U.S. Bank National Association and KeyBank National Association, as Co-Documentation Agents, (b) the Guaranty Agreement dated as of June 21, 2002, among the Guarantors that are parties thereto in favor of the Administrative Agent, the Issuing Bank, the Collateral Agent, and the Lenders (as amended, supplemented and restated from time to time, the "Guaranty Agreement"), and (c) the Contribution Agreement dated as of June 21, 2002, among the Principal, the Guarantors, and the Administrative Agent (as amended, supplemented and restated from time to time, the "Contribution Agreement").

     B. Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such terms in the Contribution Agreement or the Credit Agreement, as the case may be.

     C. The Principal and the Guarantors have entered into the Contribution Agreement in order to induce the Lenders to make Loans, issue Letters of Credit, and make other extensions of credit to the Principal. Pursuant to Section 5.10 of the Credit Agreement, certain Subsidiaries of the Principal are required to enter into the Guaranty Agreement as a Guarantor. Section 12 of the Contribution Agreement provides that additional Subsidiaries of the Principal may become Guarantors under the Contribution Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary of the Principal (the "New Guarantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Contribution Agreement in order to induce the Lenders to make additional Loans, issue additional Letters of Credit, and make other additional extensions of credit to the Principal and as consideration for Loans, Letters of Credit, and other extensions of credit previously made and issued.

     Accordingly, the Administrative Agent and the New Guarantor agree as follows:

     SECTION 1. In accordance with Section 12 of the Contribution Agreement, the New Guarantor by its signature below becomes a Guarantor under the Contribution Agreement with the same force and effect as if originally named therein as a Guarantor, and the New Guarantor hereby agrees to all the terms and provisions of the Contribution Agreement applicable to it as a Guarantor thereunder. Each reference to a "Guarantor" in the Contribution Agreement shall be deemed to include the New Guarantor. The Contribution Agreement is hereby incorporated herein by reference.

     SECTION 2. The New Guarantor represents and warrants to the Administrative Agent and the Lenders that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

     SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Administrative Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

     SECTION 4. Except as expressly supplemented hereby, the Contribution Agreement shall remain in full force and effect.

     SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

     SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Contribution Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 7 of the Contribution Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address of the Principal as provided in the Credit Agreement.

                  IN WITNESS WHEREOF, the New Guarantor and the Administrative Agent have duly executed this Supplement to Contribution Agreement as of the day and year first above written.

                                        [Name of New Guarantor]



                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:



                                        SUNTRUST BANK,
                                        as Administrative Agent



                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                   EXHIBIT 2.3

                      FORM OF NOTICE OF REVOLVING BORROWING

                                     [Date]


SunTrust Bank,
   as Administrative Agent
   for the Lenders referred to below
303 Peachtree Street, N.E.
Atlanta, GA  30308

Attention:


     Reference is made to the 3-Year Revolving Credit Agreement dated as of June __, 2002 (as amended and in effect on the date hereof, the "Credit Agreement"), among the undersigned, as Borrower, the Lenders named therein, SunTrust Bank, as Administrative Agent, Credit Suisse First Boston, as Syndication Agent, and Firstar Bank and Key Bank National Association, as Co-Documentation Agents Terms defined in the Credit Agreement are used herein with the same meanings. This notice constitutes a Notice of Revolving Borrowing, and the Borrower hereby requests a Revolving Borrowing under the Credit Agreement, and in that connection the Borrower specifies the following information with respect to the Revolving Borrowing requested hereby:

   (A)    Aggregate principal amount of Revolving Borrowing 1/:
                                                               -----------------
   (B)    Date of Revolving Borrowing  (which is a Business Day):
                                                                 ---------------
   (C)    Interest Rate basis 2/:
                                 ----------------------
   (D)    Interest Period 3/:
                             --------------------------

   (E) Location and number of Borrower's account to which proceeds of Revolving Borrowing are to be disbursed:



-----------------------------
1 Not less than $10,000,000 or a larger multiple of $500,000 if a Eurodollar Borrowing, and not be less than $1,000,000 or a larger multiple of $100,000 if a Base Rate Borrowing.
2    Eurodollar Borrowing or Base Rate Borrowing.
3 Which must comply with the definition of "Interest Period" and end not later than the Revolving Commitment Termination Date.

     The Borrower hereby represents and warrants that the conditions specified in paragraphs (a), (b) and (c) of Section 3.2 of the Credit Agreement are satisfied as of the date hereof.

                                                    Very truly yours,

                                                    DOLLAR GENERAL CORPORATION



                                                    ---------------------------
                                                    Name:
                                                    Title:

                                  EXHIBIT 2.5

                      FORM OF NOTICE OF SWINGLINE BORROWING

                                     [Date]


SunTrust Bank,
   as Administrative Agent
   for the Lenders referred to below
303 Peachtree Street, N.E.
Atlanta, GA  30308

Attention:


     Reference is made to the 3-Year Revolving Credit Agreement dated as of June __, 2002 (as amended and in effect on the date hereof, the "Credit Agreement"), among the undersigned, as Borrower, the Lenders named therein, SunTrust Bank, as Administrative Agent, Credit Suisse First Boston, as Syndication Agent, and Firstar Bank and Key Bank National Association, as Co-Documentation Agents. Terms defined in the Credit Agreement are used herein with the same meanings. This notice constitutes a Notice of Swingline Borrowing, and the Borrower hereby requests a Swingline Borrowing under the Credit Agreement, and in that connection the Borrower specifies the following information with respect to the Swingline Borrowing requested hereby:

   (A)      Aggregate principal amount of Swingline Borrowing 1/:
                                                                 ---------------

   (B)      Date of Swingline Borrowing  (which is a Business Day):
                                                                   -------------
   (C)      Interest Rate basis 2/:
                                   ---------------------

   (D) Location and number of Borrower's account to which proceeds of Swingline Borrowing are to be disbursed:




-------------------------------
1/ Not less than $100,000 or a larger multiple of $50,000.
2/ Base Rate Borrowing or other agreed upon interest rate.

     The Borrower hereby represents and warrants that the conditions specified in paragraphs (a), (b) and (c) of Section 3.2 of the Credit Agreement are satisfied as of the date hereof.

                                                    Very truly yours,

                                                    DOLLAR GENERAL CORPORATION



                                                    --------------------------
                                                    Name:
                                                    Title:

                                   EXHIBIT 2.7

                    FORM OF NOTICE OF CONTINUATION/CONVERSION

                                     [Date]

SunTrust Bank,
   as Administrative Agent
   for the Lenders referred to below
303 Peachtree Street, N.E.
Atlanta, GA  30308

Attention:


     Reference is made to the 3-Year Revolving Credit Agreement dated as of June __, 2002 (as amended and in effect on the date hereof, the "Credit Agreement"), among the undersigned, as Borrower, the Lenders named therein, SunTrust Bank, as Administrative Agent, Credit Suisse First Boston, as Syndication Agent, and Firstar Bank and Key Bank National Association, as Co-Documentation Agents. Terms defined in the Credit Agreement are used herein with the same meanings. This notice constitutes a Notice of Continuation/Conversion and the Borrower hereby requests the conversion or continuation of a Borrowing under the Credit Agreement, and in that connection the Borrower specifies the following information with respect to the Borrowing to be converted or continued as requested hereby:

         (A)      Borrowing to which this request
                  applies:                        (amount)
                          ------------------------
                                              , 200  (Interest Period End Date)
                          --------------------     --

         (B)      Principal amount(s) of Borrowing to
                  be converted/continued1:

                  (1)      $
                           --------------------------
                  (2)      $
                           --------------------------
                  (3)      $
                           --------------------------

         (C)      Effective date of election (must be a Business Day):


                          -------------------------



-----------------------------

1Not less than $10,000,000 or a larger multiple of $500,000 if a Eurodollar Borrowing, and not be less than $1,000,000 or a larger multiple of $100,000 if a Base Rate Borrowing.

         (D)      Interest rates basis for each resulting Borrowing2:

                  (1)
                     -----------------------------------
                  (2)
                     -----------------------------------
                  (3)
                     -----------------------------------

         (E)      Interest period for each resulting Borrowing3:

                  (1)
                     -----------------------------------
                  (2)
                     -----------------------------------
                  (3)
                     -----------------------------------

                                                    Very truly yours,

                                                    DOLLAR GENERAL CORPORATION



                                                    ---------------------------
                                                    Name:
                                                    Title:

-------------------------------
2Eurodollar  Borrowing  or Base Rate  Borrowing.
3Which must comply with the definition of "Interest Period" and end not later than the Revolving Commitment Termination Date.

                                  EXHIBIT 2.23


              FORM OF NOTICE OF REQUESTED LETTER OF CREDIT ISSUANCE


                                     [Date]



SunTrust Bank, as
  Administrative Agent
  for the Lenders referred to below
303 Peachtree Street, N.E.
Atlanta, GA  30308

Attention:


     Reference is made to the 3-Year Revolving Credit Agreement dated as of June __, 2002 (as amended and in effect on the date hereof, the "Credit Agreement"), among the undersigned, as Borrower, the Lenders named therein, SunTrust Bank, as Administrative Agent and Issuing Bank, Credit Suisse First Boston, as
Syndication Agent, and Firstar Bank and Key Bank National Association, as Co-Documentation Agents. Terms defined in the Credit Agreement are used herein with the same meanings. This notice constitutes an LC Notice, and the Borrower hereby requests issuance of a Letter of Credit as provided in the Credit
Agreement, and in that connection the Borrower specifies the following information with respect to the Letter of Credit requested hereby:

         (A)      Requested date of issuance:                            , 200
                                             ----------------------------
         (B)      Expiration date of Letter of Credit1:                  , 200
                                                       ------------------
         (C)      Amount of Letter of Credit2: $
                                               ---------------------------------
         (D)      Name and address of beneficiary:
                                                  ------------------------------
                                                  ------------------------------
                                                  ------------------------------
                                                  ------------------------------

--------------------
1Not later than the earlier of (x) one year from date of issuance or renewal or extension, as the case may be, and (y) five (5) Business Days prior to the Revolving Commitment Termination Date.
2Not less than $1,000,000

         (E) Requested form of Letter of Credit is attached to this Notice.

The Borrower hereby represents and warrants that the conditions specified in paragraphs (a), (b), and (c) of Section 3.2 of the Credit Agreement are satisfied as of the date hereof.

                                                     Very truly yours,

                                                     DOLLAR GENERAL CORPORATION


                                                     By:
                                                        ------------------------
                                                        Name:
                                                        Title: